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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2014 through July 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Classic
                        Balanced Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AOBLX
                        Class C     PCBCX
                        Class R     CBPRX
                        Class Y     AYBLX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Report of Independent Registered Public Accounting Firm                       66

Trustees, Officers and Service Providers                                      68

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/15 1

President's Letter

Dear Shareowner,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/15 shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short-and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/15 3

Portfolio Management Discussion | 7/31/15

Stocks in the United States delivered positive returns during the 12-month period ended July 31, 2015. In the fixed-income markets, longer-maturity, higher-quality securities -- led by U.S. Treasuries -- tended to outperform more credit-sensitive debt. In the following interview, Richard Schlanger and Walter Hunnewell, Jr., discuss the market environment and the developments that affected the performance of Pioneer Classic Balanced Fund during the 12-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended July 31, 2015?

A Pioneer Classic Balanced Fund's Class A shares returned 6.82% at net asset value during the 12-month period ended July 31, 2015, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 11.19% and 2.54%, respectively. During the same period, the average return of the 571 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 2.88%, and the average return of the 920 mutual funds in Morningstar's Moderate Allocation Funds category was 4.25%.

Q How would you describe the environment for investing in the domestic equity and fixed-income markets over the 12-month period ended July 31, 2015?

A Both the stock market and the bond market generated positive returns over the 12 months. Volatility was prevalent throughout much of the period, however, with investor sentiment's becoming influenced by a number of factors, including: the perception that the U.S. economy was gaining strength, as monthly job gains averaged more than 200,000; the accompanying belief that the U.S. Federal Reserve System (the Fed) was preparing to tighten monetary policy by raising short-term interest rates; volatility in energy markets as oil prices declined early in the period, rose somewhat, and then dropped again towards the end of the 12 months; concerns over the effects of an economic slowdown in China; the start of a quantitative easing (QE) policy by the European Central Bank (ECB); and certain global political and economic developments, including the threat that Greece would default on its debt obligations.

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

     The domestic stock market, as measured by the S&P 500, the Fund's equity benchmark, produced double-digit returns for the full period, despite a sharp dip in October 2014 that coincided with dramatic underperformance from the energy sector as oil prices plummeted. The declines in the prices of oil and other commodities raised concerns about weakening global economic growth trends, including in Europe, and the risk of deflation. Oil prices appeared to bottom in January 2015, however, and the decision by the ECB to initiate a QE program improved the outlook for Europe and increased investors' confidence that the global economy was not heading into a tailspin. After the rough month of October 2014, the stock market regained its positive momentum, although the rest of the 12-month period did not always feature smooth sailing for equities. Within the domestic equity market (as represented by the S&P 500), defensive sectors that were most directly linked to the health of the domestic economy - such as health care, consumer discretionary and consumer staples - led the market advance. Underperforming sectors in the S&P 500 included energy, materials and telecommunication services.

     With regard to fixed income, the market backdrop changed and became somewhat more volatile after the midpoint of the 12-month period, with longer-maturity government securities, notably U.S. Treasuries, giving up some of their gains from earlier in the period. Overall, the yield curve -- which reflects the difference between yields of longer-maturity and shorter-maturity securities -- flattened over the 12 months, with longer-maturity government securities outperforming shorter-maturity ones. After declining for a time, the yields of 10-Year Treasuries bottomed at 1.64% in mid-January 2015, and then began moving higher.

Q How were the Fund's assets allocated between stocks and bonds during the 12-month period ended July 31, 2015, and how did the allocations affect the Fund's performance?

A Throughout the 12 months, we kept the allocation to stocks in the Fund's total investment portfolio at above 60%, which is close to our allowable limit of 65% for equities. The higher allocation to equities had a positive effect on the Fund's results, as stocks outperformed fixed-income investments during the period. We maintained the heavier exposure to equities over fixed-income in the portfolio because we continued to believe that, in an improving economy with low interest rates, stocks offered the better relative investment value.

     As of July 31, 2015, stocks accounted for 59% of the Fund's total investment portfolio, while fixed-income securities represented just over 41%.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/15 5

Q What investment strategies or individual holdings most affected the benchmark-relative performance of the Fund's equity portfolio during the 12-month period ended July 31, 2015?

A The performance of the Fund's equity portfolio kept pace with that of the benchmark S&P 500 Index over the 12-month period, as good stock selection results offset some of the negative effects of our sector allocation decisions.

     The Fund's positioning in health care, where the portfolio was heavily overweight, provided the greatest support to benchmark-relative returns during the period, while good stock selection results in the industrials sector also helped relative performance.

     The Fund's underweight to the underperforming telecommunication services sector made a slight positive contribution to benchmark-relative results. Meanwhile, the Fund's underweight to the outperforming consumer staples sector detracted from relative returns, but good stock selection within consumer staples offset the negative effects of the underweight. We had underweighted the portfolio to consumer staples because we were concerned with the high valuations in the sector. In energy, a sector which underperformed the overall market during the period, the portfolio's overweight position was neutral for benchmark-relative performance, as good stock selection results within the sector aided relative results.

     The largest detractor from the Fund's benchmark-relative performance during the period came from our stock picks in the financials sector, where results were particularly weak among the portfolio's holdings in banks, capital markets and insurance.

     In terms of stock selection, the greatest boost to the Fund's benchmark-relative performance came from our decision not to own any shares of oil giants ExxonMobil and Chevron in the portfolio. In addition, the Fund's large, overweight position in CVS Health, the pharmacy retail chain and prescription benefits manager, gave a significant boost to relative results, which were also helped by an investment in pharmaceutical company Actavis (now named Allergan following its acquisition of Allergan). Shares of Ross Stores, a discount retailer, also added to the Fund's benchmark-relative performance.

     Notable detractors from the Fund's relative results during the period were positions in ConocoPhillips, one of the larger oil exploration-and-production companies, and in Targa Resources, a provider of mid-stream

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/15 natural gas infrastructure services, which holds valuable assets along the Gulf of Mexico coast. Also detracting from relative performance was the Fund's investment in chemical firm LyondellBasell, which underperformed due to investor worries about the company's end-product pricing power. Finally, not owning any shares of Amazon, the giant online retailer, hurt relative returns as the company outperformed over the 12-month period.

Q Could you discuss the changes you made to the Fund's equity portfolio during the 12-month period ended July 31, 2015, and the Fund's current positioning in equities?

A As of July 31, 2015, the largest equity allocations in the Fund were to stocks that were most sensitive to the effects of an improving domestic economy and a brightening employment picture. The portfolio's largest equity overweights were in health care and in the financials sector, while the most significant underweights were in consumer staples and utilities.

     Among new holdings (added to the Fund's portfolio over the last six months of the period) are shares of banking firms JPMorgan Chase and Wells Fargo. We also initiated positions in pharmacy benefits manager Express Scripts, health insurer Humana, and retailers Foot Locker and Dollar General.

     With regard to sales, we liquidated the Fund's position in Bank of America during the period, and also sold shares of tobacco company Lorillard after it was acquired by Reynolds America. Finally, we sold positions in energy companies Marathon Petroleum and ConocoPhillips.

Q Which of your investment strategies had the largest effects on the benchmark-relative performance of the Fund's fixed-income portfolio during the 12-month period ended July 31, 2015?

A The Fund's fixed-income portfolio outperformed its Barclays Index benchmark during the 12-month period. Notable contributors to the Fund's relative results were the portfolio's out-of-benchmark exposures to commercial mortgage-backed securities, floating-rate bank loans, and event-linked bonds issued by property-and-casualty insurers. In addition, an out-of-benchmark allocation to government-agency mortgages, a position we increased during the period, supported relative performance.

     Holding back relative returns during the period was the portfolio's positioning along the yield curve -- specifically, a shorter-than-benchmark average duration and underweighted exposure to 30-year securities, which outperformed as market interest rates decreased over

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/15 7 the full 12-month period. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) During the period's final six months, we did lengthen the portfolio's duration, but it remained substantially shorter than that of the Barclays Index. In addition, the Fund's significantly underweight position in U.S. Treasuries, which are highly sensitive to changes in interest rates, did not help relative performance. While Treasuries account for more than 50% of the Barclays Index, we kept the Fund's allocation to roughly 4.5% of the total fixed-income portfolio.

     As of July 31, 2015, the largest allocation in the Fund's fixed-income portfolio was to U.S. investment-grade corporate bonds, followed by government-agency mortgages. The Fund also had allocations to other asset classes such as international investment-grade debt, event-linked bonds, asset-backed securities, and commercial mortgage-backed securities. U.S. Treasuries accounted for a small portion (between 4% and 5%) of the Fund's fixed-income investment portfolio as of period end.

Q Did the Fund have any investments in derivative securities during the 12-month period ended July 31, 2015? If so, did the holdings affect benchmark-relative performance?

A We did hold some Treasury futures contracts in the portfolio as part of our short-duration strategy. The futures had a negligible effect on the Fund's performance. Meanwhile, the Fund had no exposure to derivatives in the equity portion of the portfolio.

Q What factors affected the Fund's yield, or dividend distributions to shareholders during the 12-month period ended July 31, 2015?

A The Fund's yield, or dividend*, remained relatively stable over the 12 months. With the Fund's equity investments, we strive to obtain current income through dividends, at a rate superior to that of the S&P 500. During the period, that goal was achieved, as the Fund's gross dividend yield from equities (before fees and expenses) was approximately 2.3%. On the other hand, the level of current income generated from the Fund's fixed-income portfolio was affected by the extraordinarily low rates available in the market over the full 12-month period. Market rates did, however, begin to move higher during the final six months of the period. Therefore, we think if the Fed, as expected, does increase short-term rates in the near future, and market rates continue to

*    Dividends are not guaranteed.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/15 climb as they did over the final six months of the period, those circumstances would increase the possibility that the level of income generated by the Fund's fixed-income investments could start to rise.

Q What is your investment outlook and how have you positioned the portfolio heading into the final months of 2015?

A We believe prospects for the U.S. economy look good, although uncertainties continue to unsettle investor sentiment.

     In the United States, the economy -- as measured by recently revised gross domestic product (GDP) figures -- grew at an annual rate of nearly 4% during the second quarter of 2015, a noticeable improvement over the slight GDP increase of 0.6% in the first quarter. The job market continues to improve and the housing market appears to be healing, with household formation moving higher. All of those factors point to the Fed's starting to raise short-term interest rates very gradually before the end of the calendar year.

     Nevertheless, the market remains volatile. Slowing growth trends in China, combined with the devaluation of the Chinese currency and volatility in the Chinese equity markets, have caused much consternation among market participants. The debt situation in Greece remains a factor to be monitored.

     In light of mounting evidence that the domestic economy is strengthening, we believe that the Fed probably will begin tightening monetary policy late in 2015. We also anticipate that market rates for longer-maturity securities will climb further, especially if we see additional evidence of a pick-up in the domestic economy as well as the development of a market consensus that oil prices have finally bottomed out. We believe rates on longer-maturity securities are likely to remain volatile.

     In the Fund's fixed-income portfolio, we have maintained a shorter-than-benchmark duration stance as we enter the new fiscal year, even though we did increase duration, somewhat, over the final six months of the period as market rates increased. We also are maintaining the fixed-income portfolio's underweights to long-maturity securities as well as to debt instruments with maturities in the two-to-five-year range. Meanwhile, we continue to overweight the Fund to securities with maturities in the 10-year range. We have become more cautious about credit-sensitive securities such as corporate bonds, as we have witnessed

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/15 9 many companies beginning to increase the amount of leverage on their balance sheets. Therefore, we anticipate moving up in the capital structure with the Fund's credit-sensitive investments.

     In the Fund's equity portfolio, in light of our belief that the U.S. economy will continue in its slow recovery phase, we currently favor owning shares of companies that we believe can benefit from the improving labor and housing markets in the United States -- and expand their profits. As noted earlier, we continue to overweight the Fund's equity portfolio to companies in the health care sector, in particular, even in the wake of the sector's strong performance over the past 12 months. The Fund is also overweight to financial companies that we feel have attractive valuations and the potential to improve profit margins from cost-cutting and rising interest rates. Conversely, we have maintained the equity portfolio's underweights in the consumer staples and utilities sectors.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Please refer to the Schedule of Investments on pages 20-46 for a full listing of Fund Securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 11

Portfolio Summary | 7/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         54.7%
International Corporate Bonds                                              12.3%
U.S. Corporate Bonds                                                       10.7%
U.S. Government Securities                                                 10.4%
International Common Stocks                                                 3.4%
Collateralized Mortgage Obligations                                         3.3%
Asset Backed Securities                                                     1.5%
Municipal Bonds                                                             1.3%
Senior Secured Loans                                                        0.9%
Foreign Government Bonds                                                    0.6%
Depositary Receipts for International Stocks                                0.5%
U.S. Preferred Stocks                                                       0.2%
Convertible Preferred Stocks                                                0.2%

* Includes investments in insurance linked securities totaling 1.6% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

Financials                                                                 38.8%
Health Care                                                                14.5%
Information Technology                                                     12.7%
Consumer Discretionary                                                      9.2%
Industrials                                                                 7.0%
Energy                                                                      6.4%
Consumer Staples                                                            3.7%
Materials                                                                   2.6%
Utilities                                                                   2.0%
Government                                                                  1.6%
Telecommunication Services                                                  1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Microsoft Corp.                                                        2.63%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            2.12
--------------------------------------------------------------------------------
 3. AbbVie, Inc.                                                           2.05
--------------------------------------------------------------------------------
 4. Gilead Sciences, Inc.                                                  1.89
--------------------------------------------------------------------------------
 5. CVS Health Corp.                                                       1.82
--------------------------------------------------------------------------------
 6. Pfizer, Inc.                                                           1.60
--------------------------------------------------------------------------------
 7. Merck & Co., Inc.                                                      1.48
--------------------------------------------------------------------------------
 8. Celgene Corp.                                                          1.38
--------------------------------------------------------------------------------
 9. JPMorgan Chase & Co.                                                   1.36
--------------------------------------------------------------------------------
10. Lowe's Companies, Inc.                                                 1.33
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Prices and Distributions | 7/31/15

Net Asset Value per Share

--------------------------------------------------------------------------------
           Class                       7/31/15                    7/31/14
--------------------------------------------------------------------------------
             A                          $9.36                      $9.76
--------------------------------------------------------------------------------
             C                          $9.30                      $9.70
--------------------------------------------------------------------------------
             Y                          $9.41                      $9.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                       7/31/15                     7/1/15*
--------------------------------------------------------------------------------
             R                          $9.36                        $9.27
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-7/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term      Long-Term
           Class          Income            Capital Gains   Capital Gains
--------------------------------------------------------------------------------
            A            $0.1838               $0.0578         $0.7997
--------------------------------------------------------------------------------
            C            $0.1191               $0.0578         $0.7997
--------------------------------------------------------------------------------
            R            $    --               $    --         $    --
--------------------------------------------------------------------------------
            Y            $0.1981               $0.0578         $0.7997
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-17.

* Class R shares commenced operations on July 1, 2015.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 13

Performance Update | 7/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                             Barclays
                                             Govern-
                   Net        Public         ment/           Standard
                   Asset      Offering       Credit          & Poor's
                   Value      Price          Bond            500
Period             (NAV)      (POP)          Index           Index
--------------------------------------------------------------------------------
10 Years            6.76%     6.27%          4.58%            7.72%
5 Years            10.85      9.83           3.43            16.23
1 Year              6.82      2.02           2.54            11.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                           Gross        Net
--------------------------------------------------------------------------------
                           1.25%        1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Classic        Barclays Government/        Standard & Poor's
                   Balanced Fund          Credit Bond Index           500 Index
7/31/2005          $ 9,550                $10,000                     $10,000
7/31/2006          $10,272                $10,090                     $10,538
7/31/2007          $11,343                $10,664                     $12,237
7/31/2008          $10,490                $11,323                     $10,880
7/31/2009          $ 9,970                $12,131                     $ 8,709
7/31/2010          $10,975                $13,216                     $ 9,915
7/31/2011          $12,628                $13,814                     $11,863
7/31/2012          $13,134                $14,981                     $12,943
7/31/2013          $15,132                $14,682                     $16,177
7/31/2014          $17,195                $15,258                     $18,914
7/31/2015          $18,368                $15,647                     $21,031

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Performance Update | 7/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                             Barclays
                                             Govern-
                                             ment/           Standard
                                             Credit          & Poor's
                   If         If Re-         Bond            500
Period             Held       deemed         Index           Index
--------------------------------------------------------------------------------
10 Years           5.92%      5.92%          4.58%            7.72%
5 Years            9.94       9.94           3.43            16.23
1 Year             6.14       6.14           2.54            11.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Classic       Barclays Government/        Standard & Poor's
                   Balanced Fund         Credit Bond Index           500 Index
7/31/2005          $10,000               $10,000                     $10,000
7/31/2006          $10,714               $10,090                     $10,538
7/31/2007          $11,736               $10,664                     $12,237
7/31/2008          $10,750               $11,323                     $10,880
7/31/2009          $10,127               $12,131                     $ 8,709
7/31/2010          $11,062               $13,216                     $ 9,915
7/31/2011          $12,609               $13,814                     $11,863
7/31/2012          $13,002               $14,981                     $12,943
7/31/2013          $14,868               $14,682                     $16,177
7/31/2014          $16,742               $15,258                     $18,914
7/31/2015          $17,770               $15,647                     $21,031


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 15

Performance Update | 7/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                              Barclays
                              Govern-
                   Net        ment/          Standard
                   Asset      Credit         & Poor's
                   Value      Bond           500
Period             (NAV)      Index          Index
--------------------------------------------------------------------------------
10 Years            6.76%     4.58%           7.72%
5 Years            10.85      3.43           16.23
1 Year              6.82      2.54           11.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                   Gross      Net
--------------------------------------------------------------------------------
                   1.53%      1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Classic    Barclays Government/      Standard & Poor's
                   Balanced Fund      Credit Bond Index         500 Index
7/31/2005          $10,000            $10,000                   $10,000
7/31/2006          $10,752            $10,090                   $10,538
7/31/2007          $11,873            $10,664                   $12,237
7/31/2008          $10,980            $11,323                   $10,880
7/31/2009          $10,436            $12,131                   $ 8,709
7/31/2010          $11,488            $13,216                   $ 9,915
7/31/2011          $13,218            $13,814                   $11,863
7/31/2012          $13,748            $14,981                   $12,943
7/31/2013          $15,840            $14,682                   $16,177
7/31/2014          $17,998            $15,258                   $18,914
7/31/2015          $19,227            $15,647                   $21,031

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2016, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Performance Update | 7/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                              Barclays
                              Govern-
                   Net        ment/          Standard
                   Asset      Credit         & Poor's
                   Value      Bond           500
Period             (NAV)      Index          Index
--------------------------------------------------------------------------------
10 Years            7.10%     4.58%           7.72%
5 Years            11.17      3.43           16.23
1 Year              7.17      2.54           11.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated July 1, 2015)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Classic       Barclays Government/        Standard & Poor's
                   Balanced Fund         Credit Bond Index           500 Index
7/31/2005          $5,000,000            $5,000,000                  $ 5,000,000
7/31/2006          $5,394,371            $5,045,106                  $ 5,268,811
7/31/2007          $5,977,899            $5,331,906                  $ 6,118,402
7/31/2008          $5,544,683            $5,661,393                  $ 5,439,820
7/31/2009          $5,288,345            $6,065,534                  $ 4,354,619
7/31/2010          $5,847,875            $6,608,020                  $ 4,957,442
7/31/2011          $6,742,325            $6,906,996                  $ 5,931,480
7/31/2012          $7,039,168            $7,490,281                  $ 6,471,581
7/31/2013          $8,145,261            $7,340,828                  $ 8,088,333
7/31/2014          $9,267,036            $7,629,124                  $ 9,457,008
7/31/2015          $9,931,844            $7,823,256                  $10,515,715

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2015 through July 31, 2015.

------------------------------------------------------------------------------------------------------
Share Class                       A                    C                   R                    Y
------------------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00            $1,000.00           $1,000.00           $1,000.00
on 2/1/15*
------------------------------------------------------------------------------------------------------
Ending Account                  $1,037.39            $1,033.19           $1,009.70           $1,038.27
Value (after expenses)
on 7/31/15
------------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.31            $   10.18           $    1.19           $    5.21
During Period**
------------------------------------------------------------------------------------------------------

*    Period begins July 1, 2015 (commencement of operations) for Class R shares.

** Expenses are equal to the Fund's annualized net expense ratio, plus ratio of the underlying funds. These combined totals were 1.25%, 2.02%, 1.39% and 1.03% for Class A, Class C, Class R and Class Y shares, respectively. These combined totals were multiplied by the average account value over the period, then multiplied by 181/365 (31/365 for Class R shares)(to reflect the one half-year period).

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2015 through July 31, 2015.

------------------------------------------------------------------------------------------------------
Share Class                          A                   C                   R                    Y
------------------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00            $1,000.00           $1,000.00           $1,000.00
on 2/1/15*
------------------------------------------------------------------------------------------------------
Ending Account                  $1,018.60            $1,014.78           $1,003.07           $1,019.69
Value (after expenses)
on 7/31/15
------------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.26            $   10.09           $    1.18           $    5.16
During Period**
------------------------------------------------------------------------------------------------------

*    Period begins July 1, 2015 (commencement of operations) for Class R shares.

** Expenses are equal to the Fund's annualized net expense ratio, plus ratio of the underlying funds. These combined totals were 1.25%, 2.02%, 1.39% and 1.03% for Class A, Class C, Class R and Class Y shares, respectively. These combined totals were multiplied by the average account value over the period, then multiplied by 181/365 (31/365 for Class R shares)(to reflect the one half-year period).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 19

Schedule of Investments | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 0.2%
                                BANKS -- 0.0%+
                                Diversified Banks -- 0.0%+
        1,789         7.88      Citigroup Capital XIII, Floating Rate Note, 10/30/40         $        45,566
        2,137         6.00      US Bancorp, Floating Rate Note (Perpetual)                            57,485
                                                                                             ---------------
                                                                                             $       103,051
                                                                                             ---------------
                                Total Banks                                                  $       103,051
------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.0%+
                                Asset Management & Custody Banks -- 0.0%+
        1,400         5.90      State Street Corp., Floating Rate Note, 12/31/73             $        36,358
                                                                                             ---------------
                                Total Diversified Financials                                 $        36,358
------------------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.2%
                                Property & Casualty Insurance -- 0.2%
       20,649         5.10      The Allstate Corp., Floating Rate Note, 1/15/53              $       536,874
                                                                                             ---------------
                                Total Insurance                                              $       536,874
------------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $653,519)                                              $       676,283
------------------------------------------------------------------------------------------------------------
                                CONVERTIBLE PREFERRED STOCK -- 0.3%
                                BANKS -- 0.3%
                                Diversified Banks -- 0.3%
          700                   Wells Fargo & Co., 7.5% (Perpetual)                          $       834,477
------------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE PREFERRED STOCK
                                (Cost $730,069)                                              $       834,477
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 62.5%
                                ENERGY -- 4.2%
                                Oil & Gas Refining & Marketing -- 0.9%
       15,701                   Phillips 66                                                  $     1,248,230
       19,994                   Valero Energy Corp.                                                1,311,606
                                                                                             ---------------
                                                                                             $     2,559,836
------------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 3.3%
       98,108                   Kinder Morgan, Inc.                                          $     3,398,461
       47,111                   Spectra Energy Corp.                                               1,425,579
       14,544                   Targa Resources Corp.                                              1,286,417
       67,977                   The Williams Companies, Inc.                                       3,567,433
                                                                                             ---------------
                                                                                             $     9,677,890
                                                                                             ---------------
                                Total Energy                                                 $    12,237,726
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.6%
                                Commodity Chemicals -- 1.1%
       34,887                   LyondellBasell Industries NV                                 $     3,273,447
------------------------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 0.5%
       14,974                   Monsanto Co.                                                 $     1,525,701
                                                                                             ---------------
                                Total Materials                                              $     4,799,148
------------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 3.6%
                                Aerospace & Defense -- 1.1%
       30,162                   Honeywell International, Inc.                                $     3,168,518
------------------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.6%
       15,599                   Rockwell Automation, Inc.                                    $     1,821,651
------------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy
                                Trucks -- 0.6%
       12,339                   Cummins, Inc.                                                $     1,598,271
------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 1.3%
       26,648                   Ingersoll-Rand Plc                                           $     1,636,187
       13,618                   Snap-on, Inc.                                                      2,244,246
                                                                                             ---------------
                                                                                             $     3,880,433
                                                                                             ---------------
                                Total Capital Goods                                          $    10,468,873
------------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 1.5%
                                Diversified Support Services -- 1.1%
       34,145                   G&K Services, Inc.                                           $     2,238,546
       27,405                   KAR Auction Services, Inc.                                         1,066,877
                                                                                             ---------------
                                                                                             $     3,305,423
------------------------------------------------------------------------------------------------------------
                                Research & Consulting Services -- 0.4%
       24,328                   Nielsen NV*                                                  $     1,178,935
                                                                                             ---------------
                                Total Commercial Services & Supplies                         $     4,484,358
------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.9%
                                Airlines -- 0.9%
       64,310                   American Airlines Group, Inc.                                $     2,578,831
                                                                                             ---------------
                                Total Transportation                                         $     2,578,831
------------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.6%
                                Automobile Manufacturers -- 0.6%
      109,518                   Ford Motor Co.                                               $     1,624,152
                                                                                             ---------------
                                Total Automobiles & Components                               $     1,624,152
------------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.6%
                                Restaurants -- 0.6%
       19,085                   McDonald's Corp.                                             $     1,905,828
                                                                                             ---------------
                                Total Consumer Services                                      $     1,905,828
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 21

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                                MEDIA -- 2.7%
                                Broadcasting -- 0.9%
       19,776                   CBS Corp. (Class B)                                          $     1,057,423
       21,937                   Gannett Co., Inc.                                                    277,503
       43,874                   TEGNA, Inc.                                                        1,278,050
                                                                                             ---------------
                                                                                             $     2,612,976
------------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 1.5%
       58,905                   Regal Entertainment Group                                    $     1,213,443
       25,111                   The Walt Disney Co.                                                3,013,320
                                                                                             ---------------
                                                                                             $     4,226,763
------------------------------------------------------------------------------------------------------------
                                Publishing -- 0.3%
       40,399                   Time, Inc.                                                   $       901,706
                                                                                             ---------------
                                Total Media                                                  $     7,741,445
------------------------------------------------------------------------------------------------------------
                                RETAILING -- 3.7%
                                General Merchandise Stores -- 0.7%
       23,500                   Target Corp.                                                 $     1,923,475
------------------------------------------------------------------------------------------------------------
                                Apparel Retail -- 1.7%
       31,412                   Foot Locker, Inc.                                            $     2,216,117
       51,450                   Ross Stores, Inc.                                                  2,735,082
                                                                                             ---------------
                                                                                             $     4,951,199
------------------------------------------------------------------------------------------------------------
                                Home Improvement Retail -- 1.3%
       54,380                   Lowe's Companies, Inc.                                       $     3,771,797
                                                                                             ---------------
                                Total Retailing                                              $    10,646,471
------------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 1.8%
                                Drug Retail -- 1.8%
       46,162                   CVS Health Corp.                                             $     5,191,840
                                                                                             ---------------
                                Total Food & Staples Retailing                               $     5,191,840
------------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 1.6%
                                Brewers -- 0.3%
       12,410                   Molson Coors Brewing Co. (Class B)                           $       882,847
------------------------------------------------------------------------------------------------------------
                                Soft Drinks -- 0.6%
       38,149                   The Coca-Cola Co.                                            $     1,567,161
------------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.7%
       38,704                   Altria Group, Inc.                                           $     2,104,724
                                                                                             ---------------
                                Total Food, Beverage & Tobacco                               $     4,554,732
------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                                Health Care Equipment -- 0.9%
       34,094                   Medtronic Plc                                                $     2,672,629
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                                Health Care Distributors -- 1.9%
       21,134                   Cardinal Health, Inc.                                        $     1,795,967
       16,777                   McKesson Corp.                                                     3,700,503
                                                                                             ---------------
                                                                                             $     5,496,470
------------------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.9%
       27,361                   Express Scripts Holding Co.*                                 $     2,464,405
------------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.7%
       11,613                   Humana, Inc.                                                 $     2,114,611
                                                                                             ---------------
                                Total Health Care Equipment & Services                       $    12,748,115
------------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 10.6%
                                Biotechnology -- 3.2%
       29,808                   Celgene Corp.*                                               $     3,912,300
       45,706                   Gilead Sciences, Inc.*                                             5,386,909
                                                                                             ---------------
                                                                                             $     9,299,209
------------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 7.4%
       83,213                   AbbVie, Inc.                                                 $     5,825,742
       10,994                   Allergan Plc                                                       3,640,663
       45,902                   AstraZeneca Plc (A.D.R.)                                           1,551,029
       12,334                   Mallinckrodt Plc*                                                  1,528,923
       71,337                   Merck & Co., Inc.                                                  4,206,030
      126,340                   Pfizer, Inc.                                                       4,555,820
                                                                                             ---------------
                                                                                             $    21,308,207
                                Total Pharmaceuticals, Biotechnology &                       ---------------
                                Life Sciences                                                $    30,607,416
------------------------------------------------------------------------------------------------------------
                                BANKS -- 5.9%
                                Diversified Banks -- 2.2%
       56,539                   JPMorgan Chase & Co.                                         $     3,874,618
       44,636                   Wells Fargo & Co.                                                  2,583,085
                                                                                             ---------------
                                                                                             $     6,457,703
------------------------------------------------------------------------------------------------------------
                                Regional Banks -- 3.3%
       60,896                   Citizens Financial Group, Inc.                               $     1,587,559
       87,304                   Huntington Bancshares, Inc.                                        1,018,838
       89,645                   KeyCorp                                                            1,330,332
       59,245                   People's United Financial, Inc.                                      963,916
       31,299                   SunTrust Banks, Inc.                                               1,387,798
       31,589                   The PNC Financial Services Group, Inc.                             3,101,408
                                                                                             ---------------
                                                                                             $     9,389,851
------------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.4%
       61,875                   New York Community Bancorp, Inc.                             $     1,177,481
                                                                                             ---------------
                                Total Banks                                                  $    17,025,035
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 23

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 3.0%
                                Specialized Finance -- 0.9%
       27,592                   CME Group, Inc./IL                                           $     2,649,936
------------------------------------------------------------------------------------------------------------
                                Consumer Finance -- 0.4%
       20,251                   Discover Financial Services, Inc.                            $     1,130,208
------------------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 1.0%
      101,721                   Ares Capital Corp.                                           $     1,636,691
       74,957                   TCP Capital Corp.                                                  1,140,096
                                                                                             ---------------
                                                                                             $     2,776,787
------------------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 0.7%
       37,986                   Lazard, Ltd.                                                 $     2,104,804
                                                                                             ---------------
                                Total Diversified Financials                                 $     8,661,735
------------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 2.4%
                                Hotel & Resort REIT -- 1.2%
      106,753                   Chesapeake Lodging Trust                                     $     3,423,569
------------------------------------------------------------------------------------------------------------
                                Specialized REIT -- 1.2%
       59,617                   Iron Mountain, Inc.                                          $     1,791,491
       15,719                   Lamar Advertising Co.                                                943,926
       33,707                   Outfront Media, Inc.                                                 847,057
                                                                                             ---------------
                                                                                             $     3,582,474
                                                                                             ---------------
                                Total Real Estate                                            $     7,006,043
------------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 7.3%
                                Internet Software & Services -- 3.7%
       52,352                   eBay, Inc.*                                                  $     1,472,138
       31,437                   Facebook, Inc.*                                                    2,955,392
        5,709                   Google, Inc. (Class A)*                                            3,753,668
        4,016                   Google, Inc. (Class C)                                             2,512,450
                                                                                             ---------------
                                                                                             $    10,693,648
------------------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 0.7%
       52,352                   PayPal Holdings, Inc.                                        $     2,026,022
------------------------------------------------------------------------------------------------------------
                                Systems Software -- 2.9%
       10,848                   Check Point Software Technologies, Ltd.*                     $       876,193
      159,919                   Microsoft Corp.                                                    7,468,217
                                                                                             ---------------
                                                                                             $     8,344,410
                                                                                             ---------------
                                Total Software & Services                                    $    21,064,080
------------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
                                Communications Equipment -- 0.9%
       19,292                   F5 Networks, Inc.*                                           $     2,587,829
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                                Computer Storage & Peripherals -- 2.6%
       49,718                   Apple, Inc.                                                  $     6,030,793
       54,692                   EMC Corp.                                                          1,470,668
                                                                                             ---------------
                                                                                             $     7,501,461
                                                                                             ---------------
                                Total Technology Hardware & Equipment                        $    10,089,290
------------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 1.9%
                                Semiconductors -- 1.9%
       21,499                   Analog Devices, Inc.                                         $     1,254,037
       25,142                   Broadcom Corp.                                                     1,272,437
       48,766                   Intel Corp.                                                        1,411,776
       38,136                   Microchip Technology, Inc.                                         1,633,746
                                                                                             ---------------
                                                                                             $     5,571,996
                                                                                             ---------------
                                Total Semiconductors & Semiconductor Equipment               $     5,571,996
------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.7%
                                Integrated Telecommunication Services -- 0.7%
       40,804                   Verizon Communications, Inc.                                 $     1,909,219
                                                                                             ---------------
                                Total Telecommunication Services                             $     1,909,219
------------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $145,838,197)                                          $   180,916,333
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)
------------------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- 1.6%
                                CONSUMER SERVICES -- 0.2%
                                Hotels, Resorts & Cruise Lines -- 0.2%
      414,765                   Westgate Resorts 2014-1 LLC, 3.25%,
                                12/20/26 (144A)                                              $       412,650
      140,230                   Westgate Resorts LLC, 9.5%, 2/20/25 (144A)                           140,115
                                                                                             ---------------
                                                                                             $       552,765
                                                                                             ---------------
                                Total Consumer Services                                      $       552,765
------------------------------------------------------------------------------------------------------------
                                BANKS -- 1.1%
                                Thrifts & Mortgage Finance -- 1.1%
      250,000                   Ascentium Equipment Receivables 2015-1 LLC,
                                3.24%, 1/10/22 (144A)                                        $       251,111
      117,075         0.69      Bayview Financial Mortgage Pass-Through
                                Trust 2005-C, Floating Rate Note, 6/28/44                            116,173
      150,000                   California Republic Auto Receivables Trust 2014-3,
                                3.61%, 6/15/21                                                       151,106
      187,138                   Consumer Credit Origination Loan Trust 2015-1,
                                2.82%, 3/15/21 (144A)                                                187,691
       97,652                   Credit-Based Asset Servicing and Securitization LLC,
                                5.33%, 7/25/35 (Step)                                                 98,384

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 25

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
       54,258                   Lehman ABS Manufactured Housing Contract
                                Trust 2001-B, 5.873%, 4/15/40                                $        57,213
      189,803                   Nations Equipment Finance Funding II LLC,
                                3.276%, 1/22/19 (144A)                                               191,319
      350,000                   Navitas Equipment Receivables LLC 2015-1,
                                4.5%, 6/17/19 (144A)                                                 350,662
      265,000         1.77      NovaStar Mortgage Funding Trust Series 2004-3,
                                Floating Rate Note, 12/25/34                                         252,458
      335,000         0.79      PFS Financing Corp., Floating Rate Note,
                                2/15/19 (144A)                                                       334,375
      397,667                   STORE Master Funding LLC, 4.21%, 4/20/44 (144A)                      405,382
      152,409                   STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                      163,991
       60,937         0.32      Structured Asset Securities Corp., Mortgage Loan
                                Trust 2007-BC2, Floating Rate Note, 3/25/37                           60,666
      514,926                   SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                    509,193
      127,520                   VOLT XIX LLC, 3.875%, 4/26/55 (Step)                                 127,806
                                                                                             ---------------
                                                                                             $     3,257,530
                                                                                             ---------------
                                Total Banks                                                  $     3,257,530
------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.2%
                                Other Diversified Financial Services -- 0.0%+
       99,989                   AXIS Equipment Finance Receivables II LLC,
                                3.81%, 4/20/18                                               $       101,491
------------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.1%
      305,000         0.63      GE Dealer Floorplan Master Note Trust, Floating
                                Rate Note, 10/20/17                                          $       304,970
------------------------------------------------------------------------------------------------------------
                                Consumer Finance -- 0.1%
      250,000                   AmeriCredit Automobile Receivables Trust 2012-4,
                                3.82%, 2/10/20 (144A)                                        $       255,960
       38,007                   California Republic Auto Receivables Trust 2012-1,
                                1.18%, 8/15/17 (144A)                                                 38,045
                                                                                             ---------------
                                                                                             $       294,005
                                                                                             ---------------
                                Total Diversified Financials                                 $       700,466
------------------------------------------------------------------------------------------------------------
                                GOVERNMENT -- 0.1%
      171,389         2.19      Fannie Mae Connecticut Avenue Securities, Floating
                                Rate Note, 10/25/23                                          $       173,390
                                                                                             ---------------
                                Total Government                                             $       173,390
------------------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $4,685,619)                                            $     4,684,151
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE
                                OBLIGATIONS -- 3.6%
                                MATERIALS -- 0.1%
                                Forest Products -- 0.1%
      350,000                   TimberStar Trust I, 7.5296%, 10/15/36 (144A)                 $       358,344
                                                                                             ---------------
                                Total Materials                                              $       358,344
------------------------------------------------------------------------------------------------------------
                                BANKS -- 3.1%
                                Thrifts & Mortgage Finance -- 3.1%
      234,510         0.49      ASG Resecuritization Trust 2010-3, Floating Rate
                                Note, 12/29/45 (144A)                                        $       225,784
      330,000         2.39      BAMLL Commercial Mortgage Securities
                                Trust 2014-FL1, Floating Rate Note, 12/17/31 (144A)                  330,674
      200,000         2.14      BAMLL Commercial Mortgage Securities
                                Trust 2014-INLD, Floating Rate Note, 12/17/29                        199,875
      134,670                   Banc of America Alternative Loan Trust 2003-2,
                                5.75%, 4/25/33                                                       139,503
       37,025                   Banc of America Mortgage Trust 2004-11,
                                5.75%, 1/25/35                                                        37,851
      400,000         4.99      Bear Stearns Commercial Mortgage Securities
                                Trust 2005-PWR9, Floating Rate Note, 9/11/42                         400,237
      290,000         2.04      Carefree Portfolio Trust 2014-CARE, Floating Rate
                                Note, 11/15/19 (144A)                                                291,306
      100,000         4.65      City Center Trust 2011-CCHP, Floating Rate Note,
                                7/17/28 (144A)                                                       101,074
      168,000                   COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                     168,984
       18,852         4.89      Commercial Mortgage Trust 2005-GG3, Floating
                                Rate Note, 8/10/42                                                    18,857
      138,801                   Credit Suisse First Boston Mortgage Securities Corp.,
                                4.877%, 4/15/37                                                      138,909
      333,000         1.49      Del Coronado Trust 2013-DEL, Floating Rate Note,
                                3/16/26 (144A)                                                       332,728
      781,515                   Federal Home Loan Mortgage Corp., REMICS,
                                3.5%, 11/15/25                                                       824,131
       63,479                   Federal Home Loan Mortgage Corp., 3.0%, 10/15/38                      65,736
      130,483         0.59      Federal National Mortgage Association, Floating Rate
                                Note, 2/25/41                                                        131,068
      420,000         3.49      GAHR Commercial Mortgage Trust 2015-NRF, Floating
                                Rate Note, 12/15/19 (144A)                                           418,656
       77,585                   Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                  74,965
      209,559         0.81      Impac CMB Trust Series 2004-4, Floating Rate
                                Note, 9/25/34                                                        200,146
      250,000                   JP Morgan Chase Commercial Mortgage Securities
                                Trust 2010-C2, 3.6159%, 11/15/43 (144A)                              259,962
    1,051,265         3.00      JP Morgan Mortgage Trust 2014-2, Floating Rate
                                Note, 6/25/29 (144A)                                               1,069,867

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 27

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
       80,930         0.44      Lehman Brothers Small Balance Commercial, Floating
                                Rate Note, 2/25/30 (144A)                                    $        76,546
      144,520                   MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                   147,038
       33,458         0.97      Merrill Lynch Mortgage Investors Trust Series
                                MLCC 2004-D REMICS, Floating Rate Note, 9/25/29                       28,971
      267,711         5.47      ML-CFC Commercial Mortgage Trust 2006-1, Floating
                                Rate Note, 2/12/39                                                   270,502
      637,626         3.25      NRP Mortgage Trust 2013-1, Floating Rate Note,
                                7/25/43 (144A)                                                       640,395
       36,286                   ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                         36,286
      756,290                   RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33                    758,963
       65,248                   RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                             66,675
       41,501         0.79      RALI Series 2004-QS5 Trust, Floating Rate
                                Note, 4/25/34                                                         41,043
       71,240                   Residential Asset Securitization Trust 2004-A8,
                                5.25%, 11/25/34                                                       72,090
      250,000         2.34      Resource Capital Corp., CRE Notes 2013, Ltd.,
                                Floating Rate Note, 12/15/28 (144A)                                  250,130
       82,375         2.25      Sequoia Mortgage Trust 2013-8, Floating Rate
                                Note, 6/25/43                                                         79,650
      136,717         3.00      Sequoia Mortgage Trust 2013-8, Floating Rate
                                Note, 6/25/43                                                        133,203
       98,816         2.86      Structured Adjustable Rate Mortgage Loan Trust
                                Class 1A1, Floating Rate Note, 3/25/34                                98,359
       99,970         2.40      Structured Adjustable Rate Mortgage Loan Trust,
                                Floating Rate Note, 1/25/35                                           99,154
      105,816         2.63      Structured Adjustable Rate Mortgage Loan Trust,
                                Floating Rate Note, 9/25/34                                          105,483
      505,152         2.62      Velocity Commercial Capital Loan Trust 2015-1,
                                Floating Rate Note, 6/25/45 (144A)                                   505,152
                                                                                             ---------------
                                                                                             $     8,839,953
                                                                                             ---------------
                                Total Banks                                                  $     8,839,953
------------------------------------------------------------------------------------------------------------
                                Government -- 0.4%
       88,141         0.84      Federal Home Loan Mortgage Corp., REMICS,
                                Floating Rate Note, 2/15/24                                  $        90,987
       97,316         0.59      Federal Home Loan Mortgage Corp., REMICS,
                                Floating Rate Note, 5/15/41                                           97,947
       70,581         0.51      Federal National Mortgage Association REMICS,
                                Floating Rate Note, 11/25/36                                          70,934
      114,637         3.26      Federal National Mortgage Association REMICS,
                                Floating Rate Note, 3/25/39                                          112,821
      106,396         0.49      Federal National Mortgage Association REMICS,
                                Floating Rate Note, 4/25/36                                          106,604

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Government -- (continued)
      289,637         0.64      Federal National Mortgage Association REMICS,
                                Floating Rate Note, 7/25/41                                  $       292,217
       46,188         0.74      Federal National Mortgage Association REMICS,
                                Floating Rate Note, 9/25/37                                           46,741
       71,589         1.54      Freddie Mac Structured Agency Credit Risk Debt
                                Notes, Floating Rate Note, 8/25/24                                    71,572
      109,000         3.95      FREMF Mortgage Trust Class B, Floating Rate Note,
                                6/25/47 (144A)                                                       113,225
       48,842         0.69      Government National Mortgage Association, Floating
                                Rate Note, 11/20/30                                                   49,196
                                                                                             ---------------
                                                                                             $     1,052,244
                                                                                             ---------------
                                Total Government                                             $     1,052,244
------------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $10,248,905)                                           $    10,250,541
------------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 16.6%
                                ENERGY -- 2.6%
                                Oil & Gas Drilling -- 0.2%
      250,000                   Ensco Plc, 4.5%, 10/1/24                                     $       229,091
      225,000                   Pride International, Inc., 6.875%, 8/15/20                           252,099
      100,000                   Rowan Companies, Inc., 4.75%, 1/15/24                                 93,997
                                                                                             ---------------
                                                                                             $       575,187
------------------------------------------------------------------------------------------------------------
                                Oil & Gas Equipment & Services -- 0.2%
      250,000                   Helmerich & Payne International Drilling Co.,
                                4.65%, 3/15/25 (144A)                                        $       257,547
      250,000                   Weatherford International, Ltd., Bermuda,
                                5.95%, 4/15/42                                                       199,453
      205,000                   Weatherford International, Ltd., Bermuda,
                                9.625%, 3/1/19                                                       234,006
                                                                                             ---------------
                                                                                             $       691,006
------------------------------------------------------------------------------------------------------------
                                Integrated Oil & Gas -- 0.3%
      250,000                   ConocoPhillips Co., 2.875%, 11/15/21                         $       250,528
      175,000                   Ecopetrol SA, 4.25%, 9/18/18                                         182,000
      175,000                   Exxon Mobil Corp., 2.397%, 3/6/22                                    172,192
      250,000                   Statoil ASA, 2.9%, 11/8/20                                           257,672
                                                                                             ---------------
                                                                                             $       862,392
------------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.2%
      200,000                   Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)                  $       227,600
      400,000                   Novatek OAO via Novatek Finance, Ltd., 4.422%,
                                12/13/22 (144A)                                                      346,660
                                                                                             ---------------
                                                                                             $       574,260
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 29

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 0.4%
      300,000                   GS Caltex Corp., 3.25%, 10/1/18 (144A)                       $       306,262
      360,000                   Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                        398,262
      370,000                   Valero Energy Corp., 9.375%, 3/15/19                                 455,312
                                                                                             ---------------
                                                                                             $     1,159,836
------------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 1.1%
      250,000                   Boardwalk Pipelines LP, 4.95%, 12/15/24                      $       242,635
      125,000                   Buckeye Partners LP, 6.05%, 1/15/18                                  135,521
      200,000                   DCP Midstream LLC, 9.75%, 3/15/19 (144A)                             226,058
      250,000         5.85      DCP Midstream LLC, Floating Rate Note,
                                5/21/43 (144A)                                                       188,750
      250,000                   Energy Transfer Partners LP, 2.5%, 6/15/18                           250,367
      250,000                   Enterprise Products Operating LLC, 2.55%, 10/15/19                   250,658
      200,000                   Kinder Morgan, Inc., Delaware, 3.05%, 12/1/19                        198,341
      250,000                   Plains All American Pipeline LP, 4.9%, 2/15/45                       237,188
      425,000                   Questar Pipeline Co., 5.83%, 2/1/18                                  465,335
      200,000                   Spectra Energy Capital LLC, 6.75%, 7/15/18                           223,217
      200,000                   The Williams Companies, Inc., 5.75%, 6/24/44                         175,167
      242,000                   The Williams Companies, Inc., 7.75%, 6/15/31                         265,316
      100,000                   TransCanada PipeLines, Ltd., 1.875%, 1/12/18                         100,506
      200,000         6.35      TransCanada PipeLines, Ltd., Floating Rate
                                Note, 5/15/67                                                        185,750
                                                                                             ---------------
                                                                                             $     3,144,809
------------------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.1%
      250,000                   Corp Nacional del Cobre de Chile, 5.625%,
                                10/18/43 (144A)                                              $       264,888
------------------------------------------------------------------------------------------------------------
                                Other Diversified Financial Services -- 0.1%
      250,000                   Sinopec Group Overseas Development 2014,
                                Ltd., 4.375%, 4/10/24 (144A)                                 $       261,978
                                                                                             ---------------
                                Total Energy                                                 $     7,534,356
------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.0%
                                Fertilizers & Agricultural Chemicals -- 0.2%
      250,000                   Agrium, Inc., 4.125%, 3/15/35                                $       228,704
      250,000                   FMC Corp., 4.1%, 2/1/24                                              256,101
      200,000                   Monsanto Co., 1.15%, 6/30/17                                         198,729
                                                                                             ---------------
                                                                                             $       683,534
------------------------------------------------------------------------------------------------------------
                                Industrial Gases -- 0.1%
      250,000                   Praxair Inc., 2.65%, 2/5/25                                  $       239,739
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 0.1%
      200,000                   Cytec Industries, Inc., 3.5%, 4/1/23                         $       200,750
      100,000                   The Valspar Corp., 3.3%, 2/1/25                                       97,188
                                                                                             ---------------
                                                                                             $       297,938
------------------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.1%
      125,000                   Holcim US Finance Sarl & Cie SCS, 6.0%,
                                12/30/19 (144A)                                              $       141,661
------------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.1%
      350,000                   Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                10/7/20 (144A)                                               $       301,875
------------------------------------------------------------------------------------------------------------
                                Steel -- 0.2%
      200,000                   Glencore Funding LLC, 4.125%, 5/30/23 (144A)                 $       189,172
      250,000                   Reliance Steel & Aluminum Co., 4.5%, 4/15/23                         248,967
      150,000                   Worthington Industries, Inc., 4.55%, 4/15/26                         153,783
                                                                                             ---------------
                                                                                             $       591,922
------------------------------------------------------------------------------------------------------------
                                Paper Products -- 0.2%
      250,000                   International Paper Co., 3.8%, 1/15/26                       $       243,855
      250,000                   International Paper Co., 6.0%, 11/15/41                              271,910
                                                                                             ---------------
                                                                                             $       515,765
                                                                                             ---------------
                                Total Materials                                              $     2,772,434
------------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.7%
                                Aerospace & Defense -- 0.2%
      200,000                   Rockwell Collins, Inc., 3.7%, 12/15/23                       $       208,735
      250,000                   United Technologies Corp., 1.778%, 5/4/18 (Step)                     250,240
                                                                                             ---------------
                                                                                             $       458,975
------------------------------------------------------------------------------------------------------------
                                Building Products -- 0.1%
      250,000                   Masco Corp., 4.45%, 4/1/25                                   $       250,625
      175,000         5.75      Stanley Black & Decker, Inc., Floating Rate
                                Note, 12/15/53                                                       187,469
                                                                                             ---------------
                                                                                             $       438,094
------------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.1%
      200,000                   3M Co., 1.625%, 6/15/19                                      $       200,507
------------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery &
                                Heavy Trucks -- 0.2%
      250,000                   Cummins, Inc., 5.65%, 3/1/98                                 $       271,450
      130,000                   Cummins, Inc., 6.75%, 2/15/27                                        161,349
      250,000                   Wabtec Corp., Delaware, 4.375%, 8/15/23                              261,954
                                                                                             ---------------
                                                                                             $       694,753
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 31

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.1%
      200,000                   CNH Industrial Capital LLC, 3.375%, 7/15/19                  $       196,750
       51,000                   Valmont Industries, Inc., 6.625%, 4/20/20                             58,511
                                                                                             ---------------
                                                                                             $       255,261
                                                                                             ---------------
                                Total Capital Goods                                          $     2,047,590
------------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                Environmental & Facilities Services -- 0.0%+
      200,000                   Waste Management, Inc., 3.125%, 3/1/25                       $       193,755
------------------------------------------------------------------------------------------------------------
                                Research & Consulting Services -- 0.1%
      225,000                   Verisk Analytics, Inc., 5.5%, 6/15/45                        $       224,866
                                                                                             ---------------
                                Total Commercial Services & Supplies                         $       418,621
------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.3%
                                Airlines -- 0.1%
      139,269                   Air Canada 2013-1 Class A Pass Through Trust,
                                4.125%, 5/15/25 (144A)                                       $       140,661
      250,000                   Air Canada 2015-1 Class A Pass Through Trust,
                                3.6%, 3/15/27 (144A)                                                 242,550
        1,996                   Continental Airlines 1998-1 Class A Pass Through
                                Trust, 6.648%, 9/15/17                                                 2,080
       63,064                   Delta Air Lines 2010-2 Class A Pass Through
                                Trust, 4.95%, 5/23/19                                                 66,924
                                                                                             ---------------
                                                                                             $       452,215
------------------------------------------------------------------------------------------------------------
                                Railroads -- 0.1%
      150,000                   Burlington Northern Santa Fe LLC, 5.15%, 9/1/43              $       164,058
------------------------------------------------------------------------------------------------------------
                                Highways & Railtracks -- 0.1%
      300,000                   ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                   $       275,599
                                                                                             ---------------
                                Total Transportation                                         $       891,872
------------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.2%
                                Auto Parts & Equipment -- 0.1%
      145,000                   Delphi Corp., 4.15%, 3/15/24                                 $       149,937
      250,000                   Johnson Controls, Inc., 1.4%, 11/2/17                                248,678
                                                                                             ---------------
                                                                                             $       398,615
------------------------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- 0.1%
      250,000                   Ford Motor Credit Co., LLC, 2.875%, 10/1/18                  $       253,662
                                                                                             ---------------
                                Total Automobiles & Components                               $       652,277
------------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.1%
                                Homebuilding -- 0.1%
      200,000                   DR Horton, Inc., 4.0%, 2/15/20                               $       204,000
                                                                                             ---------------
                                Total Consumer Durables & Apparel                            $       204,000
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.3%
                                Hotels, Resorts & Cruise Lines -- 0.1%
      250,000                   Marriott International, Inc., 3.125%, 10/15/21               $       252,546
      120,000                   Marriott International, Inc., 3.375%, 10/15/20                       123,799
                                                                                             ---------------
                                                                                             $       376,345
------------------------------------------------------------------------------------------------------------
                                Restaurants -- 0.1%
      140,000                   Starbucks Corp., 0.875%, 12/5/16                             $       140,046
------------------------------------------------------------------------------------------------------------
                                Education Services -- 0.1%
      250,000                   Colby College, 4.25%, 7/1/55                                 $       228,863
                                                                                             ---------------
                                Total Consumer Services                                      $       745,254
------------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.6%
                                Broadcasting -- 0.3%
      512,000                   21st Century Fox America, Inc., 7.3%, 4/30/28                $       640,247
      200,000                   CBS Corp., 4.3%, 2/15/21                                             210,577
                                                                                             ---------------
                                                                                             $       850,824
------------------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.1%
      250,000                   CCO Safari II LLC, 6.384%, 10/23/35 (144A)                   $       255,570
      125,000                   Sky Plc, 6.1%, 2/15/18 (144A)                                        137,131
                                                                                             ---------------
                                                                                             $       392,701
------------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.1%
      250,000                   The Met, 3.4%, 7/1/45                                        $       225,590
------------------------------------------------------------------------------------------------------------
                                Publishing -- 0.1%
       95,000                   Thomson Reuters Corp., 0.875%, 5/23/16                       $        94,873
      250,000                   Thomson Reuters Corp., 1.3%, 2/23/17                                 249,684
                                                                                             ---------------
                                                                                             $       344,557
                                                                                             ---------------
                                Total Media                                                  $     1,813,672
------------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.3%
                                Catalog Retail -- 0.1%
      225,000                   QVC, Inc., 4.45%, 2/15/25                                    $       217,556
------------------------------------------------------------------------------------------------------------
                                Apparel Retail -- 0.1%
      250,000                   The TJX Companies, Inc., 2.75%, 6/15/21                      $       253,471
------------------------------------------------------------------------------------------------------------
                                Home Improvement Retail -- 0.1%
      250,000                   The Home Depot, Inc., 2.625%, 6/1/22                         $       247,240
                                                                                             ---------------
                                Total Retailing                                              $       718,267
------------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.2%
                                Drug Retail -- 0.2%
      250,000                   CVS Health Corp., 3.5%, 7/20/22                              $       255,344
      161,181                   CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                       174,752


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 33

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Drug Retail -- (continued)
      110,499                   CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)               $       125,167
                                                                                             ---------------
                                                                                             $       555,263
                                                                                             ---------------
                                Total Food & Staples Retailing                               $       555,263
------------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.3%
                                Brewers -- 0.0%+
       55,000                   Anheuser-Busch InBev Worldwide, Inc.,
                                7.75%, 1/15/19                                               $        65,057
------------------------------------------------------------------------------------------------------------
                                Agricultural Products -- 0.2%
      410,000                   Viterra, Inc., 5.95%, 8/1/20 (144A)                          $       445,119
------------------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 0.1%
      250,000                   Kraft Foods Group, Inc., 3.5%, 6/6/22                        $       253,504
------------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.0%+
       50,000                   Philip Morris International, Inc., 3.25%, 11/10/24           $        49,675
                                                                                             ---------------
                                Total Food, Beverage & Tobacco                               $       813,355
------------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                Household Products -- 0.1%
      200,000                   Kimberly-Clark de Mexico SAB de CV, 3.8%,
                                4/8/24 (144A)                                                $       202,894
      200,000                   Reckitt Benckiser Treasury Services Plc, 2.125%,
                                9/21/18 (144A)                                                       200,296
                                                                                             ---------------
                                                                                             $       403,190
                                                                                             ---------------
                                Total Household & Personal Products                          $       403,190
------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                Health Care Equipment -- 0.2%
      250,000                   Becton Dickinson and Co., 1.8%, 12/15/17                     $       249,024
      150,000                   Boston Scientific Corp., 2.65%, 10/1/18                              152,157
                                                                                             ---------------
                                                                                             $       401,181
------------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.1%
      100,000                   Anthem, Inc., 3.3%, 1/15/23                                  $        96,762
      250,000                   UnitedHealth Group, Inc., 3.35%, 7/15/22                             255,096
                                                                                             ---------------
                                                                                             $       351,858
                                                                                             ---------------
                                Total Health Care Equipment & Services                       $       753,039
------------------------------------------------------------------------------------------------------------
                                BANKS -- 1.4%
                                Diversified Banks -- 1.0%
      300,000                   Bank of America Corp., 4.1%, 7/24/23                         $       310,079
      250,000                   Citigroup, Inc., 2.55%, 4/8/19                                       252,187
      200,000                   Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                BA Netherlands, 3.875%, 2/8/22                                       209,272
      300,000                   Export-Import Bank of Korea, 2.875%, 9/17/18                         308,562


The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Diversified Banks -- (continued)
      250,000                   First Tennessee Bank NA, 2.95%, 12/1/19                      $       250,820
      200,000                   HSBC Holdings Plc, 4.875%, 1/14/22                                   222,138
      250,000                   Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                              251,938
      200,000                   Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                         230,745
      250,000                   Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                          284,372
      250,000                   Nordea Bank AB, 4.25%, 9/21/22 (144A)                                257,538
      150,000                   Royal Bank of Canada, 1.45%, 9/9/16                                  151,080
      200,000                   Wells Fargo & Co., 4.125%, 8/15/23                                   206,847
                                                                                             ---------------
                                                                                             $     2,935,578
------------------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.4%
      138,000                   BB&T Corp., 1.6%, 8/15/17                                    $       138,507
      250,000                   HSBC Bank USA NA New York NY, 6.0%, 8/9/17                           271,146
      300,000                   KeyBank NA Cleveland Ohio, 2.25%, 3/16/20                            297,867
      300,000                   SunTrust Bank, 1.35%, 2/15/17                                        299,921
      210,000         6.75      The PNC Financial Services Group, Inc., Floating
                                Rate Note (Perpetual)                                                233,100
                                                                                             ---------------
                                                                                             $     1,240,541
                                                                                             ---------------
                                Total Banks                                                  $     4,176,119
------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 2.1%
                                Other Diversified Financial Services -- 0.8%
      290,000                   Alterra Finance LLC, 6.25%, 9/30/20                          $       332,185
      400,000                   Carlyle Holdings II Finance LLC, 5.625%,
                                3/30/43 (144A)                                                       426,601
      250,000                   General Electric Capital Corp., 5.625%, 9/15/17                      272,260
      420,000                   General Electric Capital Corp., 6.75%, 3/15/32                       557,317
      650,000         6.75      JPMorgan Chase & Co., Floating Rate Note, 1/29/49                    688,594
                                                                                             ---------------
                                                                                             $     2,276,957
------------------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.3%
      175,000                   Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)           $       199,104
      200,000                   BM&FBovespa SA -- Bolsa de Valores Mercadorias
                                e Futuros, 5.5%, 7/16/20 (144A)                                      211,500
      250,000                   Private Export Funding Corp., 2.3%, 9/15/20                          252,390
      250,000                   USAA Capital Corp., 2.45%, 8/1/20 (144A)                             251,539
                                                                                             ---------------
                                                                                             $       914,533
------------------------------------------------------------------------------------------------------------
                                Consumer Finance -- 0.5%
      250,000                   Ally Financial, Inc., 3.6%, 5/21/18                          $       251,838
      250,000                   American Express Co., 1.55%, 5/22/18                                 248,558
      360,000                   Capital One Bank USA NA, 8.8%, 7/15/19                               435,522
      300,000                   Capital One Financial Corp., 3.75%, 4/24/24                          296,656


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 35

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Consumer Finance -- (continued)
      250,000                   Capital One NA, 1.65%, 2/5/18                                $       248,052
      150,000                   Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                      149,800
                                                                                             ---------------
                                                                                             $     1,630,426
------------------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 0.3%
      300,000                   KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)           $       308,126
      250,000                   Neuberger Berman Group LLC, 4.875%,
                                4/15/45 (144A)                                                       228,955
      250,000         4.50      The Bank of New York Mellon Corp., Floating Rate
                                Note (Perpetual)                                                     231,250
                                                                                             ---------------
                                                                                             $       768,331
------------------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 0.2%
       75,000                   KKR Group Finance Co., III LLC, 5.125%,
                                6/1/44 (144A)                                                $        73,721
      250,000                   Morgan Stanley, 2.65%, 1/27/20                                       250,921
      250,000                   Morgan Stanley, 4.1%, 5/22/23                                        253,808
                                                                                             ---------------
                                                                                             $       578,450
                                                                                             ---------------
                                Total Diversified Financials                                 $     6,168,697
------------------------------------------------------------------------------------------------------------
                                INSURANCE -- 2.5%
                                Life & Health Insurance -- 0.3%
      220,000                   Principal Financial Group, Inc., 3.3%, 9/15/22               $       219,949
      335,000                   Protective Life Corp., 7.375%, 10/15/19                              396,904
      200,000         5.62      Prudential Financial, Inc., Floating Rate Note, 6/15/43              207,710
      150,000         5.88      Prudential Financial, Inc., Floating Rate Note, 9/15/42              158,625
                                                                                             ---------------
                                                                                             $       983,188
------------------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 0.3%
      200,000                   AIG, 3.875%, 1/15/35                                         $       181,684
      250,000                   AXA SA, 8.6%, 12/15/30                                               335,625
      200,000                   New York Life Global Funding, 1.125%, 3/1/17 (144A)                  200,271
      200,000                   New York Life Global Funding, 1.45%,
                                12/15/17 (144A)                                                      200,185
                                                                                             ---------------
                                                                                             $       917,765
------------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 0.2%
      200,000                   OneBeacon US Holdings, Inc., 4.6%, 11/9/22                   $       206,235
      250,000                   The Hanover Insurance Group, Inc., 6.375%, 6/15/21                   287,248
                                                                                             ---------------
                                                                                             $       493,483
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Reinsurance -- 1.7%
      250,000         0.00      Acorn Re, Ltd., Floating Rate Note, 7/17/18
                                (Cat Bond) (144A)                                            $       250,550
      250,000         5.91      Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                (Cat Bond) (144A)                                                    249,475
      200,000         6.38      Aquarius + Investments Plc for Swiss Reinsurance
                                Co., Ltd., Floating Rate Note, 9/1/24                                208,579
      250,000         5.26      Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                (Cat Bond) (144A)                                                    245,725
      250,000         0.00      Compass Re II, Ltd., Floating Rate Note, 12/8/15
                                (Cat Bond)                                                           239,450
      250,000         3.76      East Lane Re VI, Ltd., Floating Rate Note, 3/13/20
                                (Cat Bond) (144A)                                                    247,575
      274,050                   Exeter Segregated Account (Kane SAC Ltd.), Variable
                                Rate Notes, 1/7/16 (d)                                               278,736
      250,000         3.76      Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                                (Cat Bond) (144A)                                                    246,000
      250,000         4.77      Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                (Cat Bond) (144A)                                                    244,200
      250,000                   Kingsbarns 2015 Segregated Account (Kane SAC
                                Ltd.), Variable Rate Notes, 12/18/15 (d)                             235,082
      250,000         3.97      Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                                (Cat Bond) (144A)                                                    250,375
      100,000                   Lorenzo Re, Ltd., Variable Rate Notes, 3/31/18 (d)                   103,190
      222,333                   Muirfield Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/12/16 (d)                                     227,425
      250,000         5.75      Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                                (Cat Bond) (144A)                                                    245,075
      250,000         5.30      Residential Reinsurance 2013, Ltd., Floating Rate
                                Note, 12/6/17 (Cat Bond) (144A)                                      243,025
      250,000         3.02      Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                (Cat Bond) (144A)                                                    242,500
      250,000         4.02      Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                (Cat Bond) (144A)                                                    245,925
      250,000         3.91      Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                (Cat Bond) (144A)                                                    247,125
      250,000                   Sector Re V, Ltd., Variable Rate Notes,
                                3/1/20 (144A) (d)                                                    252,275
      229,417                   Troon Segregated Account (Kane SAC Ltd.), Variable
                                Rate Notes, 1/12/16 (d)                                              233,202
                                                                                             ---------------
                                                                                             $     4,735,489
                                                                                             ---------------
                                Total Insurance                                              $     7,129,925
------------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.4%
                                Diversified REIT -- 0.3%
      200,000                   DCT Industrial Operating Partnership LP,
                                4.5%, 10/15/23                                               $       204,920
      300,000                   Duke Realty LP, 3.75%, 12/1/24                                       294,580
      250,000                   Essex Portfolio LP, 3.5%, 4/1/25                                     241,808
                                                                                             ---------------
                                                                                             $       741,308
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 37

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Office REIT -- 0.1%
      110,000                   Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22          $       116,631
      250,000                   Highwoods Realty LP, 3.625%, 1/15/23                                 248,732
                                                                                             ---------------
                                                                                             $       365,363
------------------------------------------------------------------------------------------------------------
                                Specialized REIT -- 0.0%+
       50,000                   CubeSmart LP, 4.8%, 7/15/22                                  $        54,074
                                                                                             ---------------
                                Total Real Estate                                            $     1,160,745
------------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.1%
                                Data Processing & Outsourced Services -- 0.0%+
       44,000                   First Data Corp., 8.25%, 1/15/21 (144A)                      $        46,585
------------------------------------------------------------------------------------------------------------
                                Systems Software -- 0.1%
      250,000                   Oracle Corp., 2.5%, 5/15/22                                  $       242,947
                                                                                             ---------------
                                Total Software & Services                                    $       289,532
------------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                Communications Equipment -- 0.1%
      150,000                   Cisco Systems, Inc., 2.9%, 3/4/21                            $       153,483
      250,000                   Cisco Systems, Inc., 3.5%, 6/15/25                                   253,982
                                                                                             ---------------
                                                                                             $       407,465
------------------------------------------------------------------------------------------------------------
                                Computer Hardware Storage & Peripherals -- 0.1%
      250,000                   Seagate HDD Cayman, 4.875%, 6/1/27 (144A)                    $       240,491
------------------------------------------------------------------------------------------------------------
                                Electronic Manufacturing Services -- 0.1%
      250,000                   Flextronics International, Ltd., 4.75%, 6/15/25 (144A)       $       244,062
                                                                                             ---------------
                                Total Technology Hardware & Equipment                        $       892,018
------------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.4%
                                Semiconductors -- 0.4%
      250,000                   Altera Corp., 2.5%, 11/15/18                                 $       254,291
      250,000                   Intel Corp., 4.9%, 7/29/45                                           256,775
      175,000                   Micron Semiconductor Asia Pte, Ltd.,
                                1.258%, 1/15/19                                                      174,596
      200,000                   Texas Instruments, Inc., 0.875%, 3/12/17                             200,278
      150,000                   Xilinx, Inc., 3.0%, 3/15/21                                          152,561
                                                                                             ---------------
                                                                                             $     1,038,501
                                                                                             ---------------
                                Total Semiconductors & Semiconductor Equipment               $     1,038,501
------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.8%
                                Integrated Telecommunication Services -- 0.5%
      250,000                   AT&T, Inc., 4.75%, 5/15/46                                   $       230,581
      350,000                   Telefonica Emisiones SAU, 5.462%, 2/16/21                            390,208
      300,000                   Telefonica Emisiones SAU, 6.221%, 7/3/17                             324,659
      195,000                   Verizon Communications, Inc., 5.012%, 8/21/54                        180,251


The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Integrated Telecommunication
                                Services -- (continued)
      196,000                   Verizon Communications, Inc., 6.55%, 9/15/43                 $       231,560
                                                                                             ---------------
                                                                                             $     1,357,259
------------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.3%
      250,000                   Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)              $       247,500
      240,000                   Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                      257,836
      250,000                   Crown Castle Towers LLC, 5.495%, 1/15/17 (144A)                      257,322
      140,000                   Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                      156,064
      100,000                   WCP Issuer LLC, 6.657%, 8/15/20 (144A)                               104,975
                                                                                             ---------------
                                                                                             $     1,023,697
                                                                                             ---------------
                                Total Telecommunication Services                             $     2,380,956
------------------------------------------------------------------------------------------------------------
                                UTILITIES -- 1.5%
                                Electric Utilities -- 1.2%
      225,000                   Commonwealth Edison Co., 6.15%, 9/15/17                      $       247,057
      100,000                   Electricite de France SA, 6.0%, 1/22/14 (144A)                       111,853
      250,000         5.25      Electricite de France SA, Floating Rate Note
                                (Perpetual) (144A)                                                   256,250
      270,000                   Enel Finance International NV, 5.125%,
                                10/7/19 (144A)                                                       297,804
      200,000         8.13      Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                      234,450
      250,000                   Exelon Corp., 2.85%, 6/15/20                                         251,146
       76,781                   FPL Energy American Wind LLC, 6.639%,
                                6/20/23 (144A)                                                        78,824
       13,318                   FPL Energy Wind Funding LLC, 6.876%,
                                6/27/17 (144A)                                                        13,052
      560,000                   Iberdrola International BV, 6.75%, 7/15/36                           697,590
      200,000                   Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)                    213,100
      200,000                   Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                   227,400
      125,000                   Nevada Power Co., 6.5%, 8/1/18                                       142,156
       64,343                   Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                        66,756
      275,000                   Public Service Co. of New Mexico, 7.95%, 5/15/18                     319,092
      250,000                   Southwestern Electric Power Co., 3.9%, 4/1/45                        222,864
                                                                                             ---------------
                                                                                             $     3,379,394
------------------------------------------------------------------------------------------------------------
                                Gas Utilities -- 0.1%
      150,000                   DCP Midstream Operating LP, 3.25%, 10/1/15                   $       149,625
      250,000                   Southern California Gas Co., 5.125%, 11/15/40                        288,790
                                                                                             ---------------
                                                                                             $       438,415
------------------------------------------------------------------------------------------------------------
                                Multi-Utilities -- 0.2%
      415,000                   New York State Electric & Gas Corp., 6.15%,
                                12/15/17 (144A)                                              $       456,350
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 39

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Independent Power Producers & Energy
                                Traders -- 0.0%+
       78,188                   Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                 $        91,674
                                                                                             ---------------
                                Total Utilities                                              $     4,365,833
------------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $46,502,336)                                           $    47,925,516
------------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- 11.1%
    1,717,400                   Fannie Mae, 3.5%, 7/1/43                                     $     1,785,119
    4,191,002                   Fannie Mae, 4.0%, 9/1/40-7/1/44                                    4,474,128
    2,136,737                   Fannie Mae, 4.5%, 11/1/20-12/1/43                                  2,321,740
      100,328                   Fannie Mae, 5.0%, 12/1/17-6/1/37                                     108,908
      692,306                   Fannie Mae, 5.5%, 9/1/17-5/1/38                                      774,560
      121,968                   Fannie Mae, 6.0%, 1/1/29-12/1/37                                     138,900
      114,521                   Fannie Mae, 6.5%, 4/1/29-10/1/32                                     132,973
       20,101                   Fannie Mae, 7.0%, 1/1/36                                              23,481
        9,349                   Fannie Mae, 8.0%, 2/1/29-5/1/31                                       11,025
    6,449,231                   Federal Home Loan Mortgage Corp., 3.5%,
                                11/1/28-6/1/45                                                     6,702,354
    6,947,896                   Federal Home Loan Mortgage Corp., 4.0%,
                                2/1/40-12/1/44                                                     7,386,727
    1,034,232                   Federal Home Loan Mortgage Corp., 4.5%,
                                8/1/34-5/1/41                                                      1,127,586
      152,103                   Federal Home Loan Mortgage Corp., 5.0%,
                                11/1/34-8/1/37                                                       167,984
       42,753                   Federal Home Loan Mortgage Corp., 5.5%,
                                10/1/16-11/1/34                                                       47,368
      119,988                   Federal Home Loan Mortgage Corp., 6.0%,
                                4/1/33-10/1/38                                                       135,493
       13,368                   Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                       15,804
       75,042                   Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                       85,321
      109,734         2.02      Federal Home Loan Mortgage Corp., Floating
                                Rate Note, 11/1/35                                                   113,044
    1,034,369                   Government National Mortgage Association I,
                                4.0%, 9/15/41                                                      1,101,702
       92,040                   Government National Mortgage Association I,
                                5.0%, 2/15/18                                                         95,630
       49,112                   Government National Mortgage Association I,
                                5.5%, 8/15/33-9/15/33                                                 56,112
      202,624                   Government National Mortgage Association I,
                                6.0%, 10/15/33-9/15/38                                               232,203
      180,238                   Government National Mortgage Association I,
                                6.5%, 10/15/28-5/15/33                                               208,183
        3,132                   Government National Mortgage Association I,
                                7.0%, 4/15/28-8/15/28                                                  3,564

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- (continued)
        3,337                   Government National Mortgage Association I,
                                8.0%, 2/15/30                                                $         3,383
      115,215                   Government National Mortgage Association II,
                                5.5%, 2/20/34-4/20/35                                                129,135
      78,820                    Government National Mortgage Association II,
                                6.5%, 11/20/28                                                        92,913
        3,094                   Government National Mortgage Association II,
                                7.5%, 9/20/29                                                          3,626
      750,000                   U.S. Treasury Bonds, 3.125%, 2/15/43                                 777,539
      370,000                   U.S. Treasury Bonds, 5.25%, 11/15/28                                 491,377
      675,000                   U.S. Treasury Bonds, 5.375%, 2/15/31                                 927,967
    1,130,000         0.12      U.S. Treasury Notes, Floating Rate Note, 7/31/16                   1,130,228
      250,000                   U.S. Treasury Notes, 2.25%, 11/15/24                                 251,230
      750,000                   U.S. Treasury Notes, 2.625%, 11/15/20                                786,328
      165,000                   U.S. Treasury Notes, 3.125%, 5/15/19                                 176,318
      115,000                   U.S. Treasury Notes, 3.375%, 11/15/19                                124,407
                                                                                             ---------------
                                                                                             $    32,144,360
------------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                (Cost $31,585,758)                                           $    32,144,360
------------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 0.1%
      200,000                   Commonwealth of the Bahamas, 5.75%,
                                1/16/24 (144A)                                               $       216,500
  EURO 75,000                   Italy Buoni Poliennali Del Tesoro, 4.75%,
                                8/1/23 (144A)                                                        102,037
                                                                                             ---------------
                                                                                             $       318,537
------------------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $297,577)                                              $       318,537
------------------------------------------------------------------------------------------------------------
                                MUNICIPAL BONDS -- 1.4%
                                Municipal Airport -- 0.2%
      250,000                   Indianapolis Airport Authority, 5.1%, 1/15/17                $       264,855
      400,000                   Massachusetts Port Authority, 5.0%, 7/1/16                           416,064
                                                                                             ---------------
                                                                                             $       680,919
------------------------------------------------------------------------------------------------------------
                                Municipal Education -- 0.0%+
      100,000                   Massachusetts Development Finance Agency,
                                4.844%, 9/1/43                                               $       109,195
------------------------------------------------------------------------------------------------------------
                                Municipal General -- 0.2%
      100,000                   Central Texas Regional Mobility Authority, 1/1/25 (c)        $        67,673
      200,000                   City of Raleigh North Carolina, 4.0%, 10/1/32                        210,180
      200,000                   JobsOhio Beverage System, 3.985%, 1/1/29                             208,624
                                                                                             ---------------
                                                                                             $       486,477
------------------------------------------------------------------------------------------------------------

The  accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 41

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                Higher Municipal Education -- 0.6%
      100,000                   Massachusetts Development Finance Agency,
                                Northeastern University-Series A, 5.0%, 3/1/39               $       111,271
      150,000                   Massachusetts Development Finance Agency,
                                Williams College-Series P, 5.0%, 7/1/43                              168,747
      250,000                   Massachusetts Institute of Technology, 5.6%, 7/1/11                  313,866
      300,000                   The Board of Trustees of The Leland Stanford
                                Junior University, 4.75%, 5/1/19                                     334,214
      250,000                   The George Washington University, 1.827%, 9/15/17                    253,224
      137,000                   The George Washington University, 3.485%, 9/15/22                    140,310
      200,000                   University of California, 4.062%, 5/15/33                            206,116
      100,000                   Virginia College Building Authority, 4.0%, 9/1/26                    109,024
                                                                                             ---------------
                                                                                             $     1,636,772
------------------------------------------------------------------------------------------------------------
                                Municipal Medical -- 0.1%
      100,000                   Health & Educational Facilities Authority of the
                                State of Missouri, 3.685%, 2/15/47                           $        98,416
      150,000                   Massachusetts Development Finance Agency,
                                5.0%, 7/1/39                                                         164,784
                                                                                             ---------------
                                                                                             $       263,200
------------------------------------------------------------------------------------------------------------
                                Municipal Power -- 0.1%
      250,000                   Energy Northwest, 5.0%, 7/1/35                               $       280,352
------------------------------------------------------------------------------------------------------------
                                Municipal Transportation -- 0.1%
      180,000                   Maine Turnpike Authority, 5.0%, 7/1/42                       $       200,898
------------------------------------------------------------------------------------------------------------
                                Municipal Water -- 0.0%+
      150,000                   County of King Washington Sewer Revenue,
                                4.25%, 1/1/36                                                $       160,629
------------------------------------------------------------------------------------------------------------
                                Municipal Obligation -- 0.1%
      250,000                   City of Irving Texas, 4.0%, 9/15/27                          $       271,230
------------------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $3,897,010)                                            $     4,089,672
------------------------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTERESTS -- 1.0%**
                                CAPITAL GOODS -- 0.2%
                                Aerospace & Defense -- 0.1%
       93,818         4.00      B/E Aerospace, Inc., Term Loan, 11/19/21                     $        94,786
      271,750         3.25      Wesco Aircraft Hardare Corp., Tranche B Term
                                Loan (First Lien), 2/24/21                                           271,240
                                                                                             ---------------
                                                                                             $       366,026
------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.1%
      248,750         4.00      Mueller Water Products, Inc., Initial Loan, 11/25/21         $       250,272
                                                                                             ---------------
                                Total Capital Goods                                          $       616,298
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.2%
                                Automobile Manufacturers -- 0.2%
      480,000         3.50      Chrysler Group LLC, Term Loan B, 5/24/17                     $       480,480
                                                                                             ---------------
                                Total Automobiles & Components                               $       480,480
------------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.0%+
                                Apparel, Accessories & Luxury Goods -- 0.0%+
       63,744         3.25      PVH Corp., Tranche B Term Loan, 12/19/19                     $        64,113
                                                                                             ---------------
                                Total Consumer Durables & Apparel                            $        64,113
------------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.1%
                                Broadcasting -- 0.0%+
       73,683         3.00      Sinclair Television Group, Inc., New Tranche B Term
                                Loan, 4/19/20                                                $        73,718
------------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.1%
      131,526         3.25      Kasima LLC, Term Loan, 5/17/21                               $       131,471
                                                                                             ---------------
                                Total Media                                                  $       205,189
------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.0%+
                                Other Diversified Financial Services -- 0.0%+
      150,000         3.50      Delos Finance SARL, Tranche B Term Loan, 2/27/21             $       150,415
                                                                                             ---------------
                                Total Diversified Financials                                 $       150,415
------------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                Communications Equipment -- 0.1%
      180,482         3.25      Commscope, Inc., Tranche 4 Term Loan, 1/14/18                $       180,875
                                                                                             ---------------
                                Total Technology Hardware & Equipment                        $       180,875
------------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.0%+
                                Semiconductors -- 0.0%+
      111,932         3.75      Avago Technologies Ltd., Tranche B Term Loan
                                (First Lien), 4/16/21                                        $       112,244
                                                                                             ---------------
                                Total Semiconductors & Semiconductor Equipment               $       112,244
------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.2%
                                Integrated Telecommunication Services -- 0.1%
      149,625         4.00      GCI Holdings, Inc., 1st Lien Term Loan, 2/2/22               $       150,311
------------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.1%
      149,625         4.75      GCI Holdings, Inc., Tranche B Term Loan (First
                                Lien), 12/22/21                                              $       150,560
                                                                                             ---------------
                                Total Telecommunication Services                             $       300,871
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 43

------------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount ($)   (unaudited)                                                                     Value
------------------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.2%
                                Electric Utilities -- 0.2%
      329,741         4.75      Atlantic Power LP, Term Loan, 2/20/21                        $       331,183
      221,618         3.25      Calpine Construction Finance Co. LP, Term B-2
                                Loan, 1/3/22                                                         219,956
                                                                                             ---------------
                                                                                             $       551,139
                                                                                             ---------------
                                Total Utilities                                              $       551,139
------------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                (Cost $2,795,857)                                            $     2,661,624
------------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 98.4%
                                (Cost $247,234,847) (a)                                      $   284,501,494
------------------------------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- 1.6%                           $     4,813,825
------------------------------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                                   $   289,315,319
============================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(A.D.R.)     American Depositary Receipts.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

REMICS       Real Estate Mortgage Investment Conduits.

(Cat Bond)   Catastrophe or event linked bond. At July 31, 2015 the value of these securities amounted to $3,197,000 or 1.1% of total net assets. See Notes to Financial Statements -- 1H.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2015, the value of these securities amounted to $23,564,442 or 8.1% of total net assets.

(a) At July 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $247,440,727 was as follows:


                Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                      $40,347,079

                Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                       (3,286,312)
                                                                                       -----------
                Net unrealized appreciation                                            $37,060,767
                                                                                       ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

(d) Structured reinsurance investment. At July 31, 2015, the value of these securities amounted to $1,329,910 or 0.5% of total net assets. See Notes To Financial Statements -- Note 1H.

      Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO       Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2015 aggregated $200,165,779 and $113,473,209, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3.

The following is a summary of the inputs used as of July 31, 2015, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                       Level 1        Level 2        Level 3       Total
------------------------------------------------------------------------------------------------
Preferred Stocks                       $    676,283   $         --   $       --    $    676,283
Convertible Preferred Stock                 834,477             --           --         834,477
Common Stocks                           180,916,333             --           --     180,916,333
Asset Backed Securities                          --      4,684,151           --       4,684,151
Collateralized Mortgage Obligations              --     10,250,541           --      10,250,541
Corporate Bonds
   Insurance
       Reinsurance                               --      3,405,579    1,329,910       4,735,489
   All Other Corporate Bonds                     --     43,190,027           --      43,190,027
U.S. Government and
   Agency Obligations                            --     32,144,360           --      32,144,360
Foreign Government Bonds                         --        318,537           --         318,537
Municipal Bonds                                  --      4,089,672           --       4,089,672
Senior Floating Rate
   Loan Interests                                --      2,661,624           --       2,661,624
------------------------------------------------------------------------------------------------
Total                                  $182,427,093   $100,744,491   $1,329,910    $284,501,494
================================================================================================
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                   $      3,344   $         --   $       --    $      3,344
------------------------------------------------------------------------------------------------
Total Other Financial Instruments      $      3,344   $         --   $       --    $      3,344
================================================================================================

During the year ended July 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 45

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of July 31, 2015.

----------------------------------------------------------------------------------------------
                                        Level 1       Level 2        Level 3       Total
----------------------------------------------------------------------------------------------
Assets:
Futures collateral                      $   --        $16,100        $     --      $16,100
Variation margin for
   futures contracts                     1,563             --              --        1,563
----------------------------------------------------------------------------------------------
Total:                                  $1,563        $16,100        $     --      $17,663
==============================================================================================

----------------------------------------------------------------------------------------------
                                                                                    Corporate
                                                                                    Bonds
----------------------------------------------------------------------------------------------
 Balance as of 7/31/14                                                              $       --
 Realized gain (loss)(1)                                                                    --
 Change in unrealized appreciation (depreciation)(2)                                    19,028
 Purchases                                                                           1,310,882
 Sales                                                                                      --
 Transfers in to Level 3*                                                                   --
 Transfers out of Level 3*                                                                  --
----------------------------------------------------------------------------------------------
 Balance as of 7/31/15                                                              $1,329,910
==============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2015, there were no transfers between Levels 1, 2 and 3.

      Net  change in unrealized appreciation (depreciation) of investments still
      held as of 7/31/15                                                            $19,028
                                                                                    -------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Statement of Assets and Liabilities | 7/31/15

ASSETS:
  Investment in securities (cost $247,234,847)                                $ 284,501,494
  Cash                                                                            2,454,286
  Foreign currencies, at value (cost $1,736)                                          1,681
  Futures collateral                                                                 16,100
  Receivables --
     Investment securities sold                                                   1,446,782
     Fund shares sold                                                             1,332,618
     Dividends                                                                      277,287
     Interest                                                                       713,581
     Variation margin for futures contracts                                           1,563
  Net unrealized appreciation on futures contracts                                    3,344
  Other assets                                                                       14,709
-------------------------------------------------------------------------------------------
        Total assets                                                          $ 290,763,445
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                          $     843,269
     Fund shares repurchased                                                        446,315
     Dividends                                                                          859
     Trustee fees                                                                       617
  Due to affiliates                                                                  69,431
  Accrued expenses                                                                   87,635
-------------------------------------------------------------------------------------------
         Total liabilities                                                    $   1,448,126
===========================================================================================
NET ASSETS:
  Paid-in capital                                                             $ 247,678,236
  Undistributed net investment income                                                19,725
  Accumulated net realized gain on investments, futures contracts
     and foreign currency transactions                                            4,347,576
  Net unrealized appreciation on investments                                     37,266,647
  Net unrealized appreciation on futures contracts                                    3,344
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                (209)
-------------------------------------------------------------------------------------------
        Total net assets                                                      $ 289,315,319
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $179,691,499/19,192,525 shares)                           $        9.36
  Class C (based on $40,470,207/4,352,472 shares)                             $        9.30
  Class R (based on $139,175/14,871 shares)                                   $        9.36
  Class Y (based on $69,014,438/7,334,533 shares)                             $        9.41
MAXIMUM OFFERING PRICE:
  Class A ($9.36 / 95.5%)                                                     $        9.80
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 47

Statement of Operations

For the Year Ended 7/31/15

INVESTMENT INCOME:
  Dividends                                                                   $ 4,440,137
  Interest                                                                      3,433,654
------------------------------------------------------------------------------------------------------
      Total investment income                                                              $ 7,873,791
======================================================================================================
EXPENSES:
  Management fees                                                             $ 1,680,734
  Transfer agent fees
     Class A                                                                      163,034
     Class B*                                                                       4,928
     Class C                                                                       19,127
     Class Y                                                                        1,413
  Distribution fees
     Class A                                                                      418,104
     Class B*                                                                       7,653
     Class C                                                                      323,000
     Class R                                                                           11
  Shareholder communications expense                                              234,561
  Administrative reimbursements                                                    88,545
  Custodian fees                                                                   38,428
  Registration fees                                                                62,299
  Professional fees                                                                59,184
  Printing expense                                                                 42,358
  Fees and expenses of nonaffiliated trustees                                       7,767
  Miscellaneous                                                                    86,314
------------------------------------------------------------------------------------------------------
     Total operating expenses                                                              $ 3,237,460
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                               (114,209)
------------------------------------------------------------------------------------------------------
     Net operating expenses                                                                $ 3,123,251
------------------------------------------------------------------------------------------------------
         Net investment income                                                             $ 4,750,540
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                              $ 9,331,495
     Class actions                                                                143,677
     Futures contracts                                                             27,124
     Other assets and liabilities denominated in foreign currencies                  (221) $ 9,502,075
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                              $ 1,942,502
     Futures contracts                                                              5,805
     Other assets and liabilities denominated in foreign currencies                  (144) $ 1,948,163
------------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                                                 $11,450,238
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $16,200,778
======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                 Year Ended       Year Ended
                                                                 7/31/15          7/31/14
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   4,750,540    $    4,438,427
Net realized gain on investments, futures contracts and
  foreign currency transactions                                      9,502,075        19,752,817
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                              1,948,163         1,957,242
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $  16,200,778    $   26,148,486
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.18 and $0.22 per share, respectively)           $  (3,247,104)   $   (3,241,238)
     Class B ($0.02 and $0.14 per share, respectively)*                 (5,579)          (51,908)
     Class C ($0.12 and $0.15 per share, respectively)                (410,104)         (395,216)
     Class Y ($0.20 and $0.25 per share, respectively)              (1,203,785)         (873,038)
Net realized gain:
     Class A ($0.86 and $1.92 per share, respectively)             (13,760,167)      (24,555,210)
     Class B ($0.00 and $1.92 per share, respectively)*                     --          (669,959)
     Class C ($0.86 and $1.92 per share, respectively)              (2,411,099)       (5,326,542)
     Class Y ($0.86 and $1.92 per share, respectively)              (4,036,355)       (5,681,789)
------------------------------------------------------------------------------------------------
           Total distributions to shareowners                    $ (25,074,193)   $  (40,794,900)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $ 128,341,390    $   61,086,610
Reinvestment of distributions                                       23,695,513        39,241,703
Cost of shares repurchased                                         (67,572,957)      (65,171,340)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
          share transactions                                     $  84,463,946    $   35,156,973
------------------------------------------------------------------------------------------------
     Net increase in net assets                                  $  75,590,531    $   20,510,559
NET ASSETS:
Beginning of year                                                $ 213,724,788    $  193,214,229
------------------------------------------------------------------------------------------------
End of year                                                      $ 289,315,319    $  213,724,788
================================================================================================
Undistributed net investment income                              $      19,725    $       68,022
================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 49

----------------------------------------------------------------------------------------------------
                                 '15 Shares       '15 Amount         '14 Shares         '14 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                        5,905,825      $ 56,175,868          2,714,573    $    26,604,783
Reinvestment of distributions      1,763,705        16,400,748          2,886,844         26,731,682
Less shares repurchased           (3,817,875)      (36,346,941)        (2,961,647)       (28,898,918)
----------------------------------------------------------------------------------------------------
     Net increase                  3,851,655      $ 36,229,675          2,639,770    $    24,437,547
====================================================================================================
Class B*
Shares exchanged                       3,770      $     36,469             14,897    $       143,791
Reinvestment of distributions            525             5,167             73,831            675,584
Less shares repurchased             (299,353)       (2,964,042)          (175,664)        (1,701,571)
----------------------------------------------------------------------------------------------------
     Net decrease                   (295,058)     $ (2,922,406)           (86,936)   $      (882,196)
====================================================================================================
Class C
Shares sold                        2,415,816      $ 22,654,909          1,387,081    $    13,886,541
Reinvestment of distributions        281,939         2,601,914            590,108          5,419,508
Less shares repurchased             (787,067)       (7,372,667)        (2,183,631)       (21,049,691)
----------------------------------------------------------------------------------------------------
     Net increase
          (decrease)               1,910,688      $ 17,884,156           (206,442)   $    (1,743,642)
====================================================================================================
Class R**
Shares sold                           14,871      $    137,993                 --    $            --
Reinvestment of distributions             --                --                 --                 --
Less shares repurchased                   --                --                 --                 --
----------------------------------------------------------------------------------------------------
     Net increase                     14,871      $    137,993                 --    $            --
====================================================================================================
Class Y
Shares sold                        5,198,013      $ 49,336,151          2,073,197    $    20,451,495
Reinvestment of distributions        501,481         4,687,684            689,325          6,414,929
Less shares repurchased           (2,195,105)      (20,889,307)        (1,392,505)       (13,521,160)
----------------------------------------------------------------------------------------------------
     Net increase                  3,504,389      $ 33,134,528          1,370,017    $    13,345,264
====================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year        Year        Year
                                                                   Ended        Ended        Ended       Ended       Ended
                                                                   7/31/15      7/31/14      7/31/13     7/31/12     7/31/11
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $   9.76     $  10.62     $   9.64    $   9.54    $   8.49
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $   0.18     $   0.22     $   0.22    $   0.25    $   0.22
   Net realized and unrealized gain (loss) on investments              0.46         1.06         1.21        0.12        1.05
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   0.64     $   1.28     $   1.43    $   0.37    $   1.27
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $  (0.18)    $  (0.22)    $  (0.24)   $  (0.26)   $  (0.22)
   Net realized gain                                                  (0.86)       (1.92)       (0.21)      (0.01)         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.04)    $  (2.14)    $  (0.45)   $  (0.27)   $  (0.22)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.40)    $  (0.86)    $   0.98    $   0.10    $   1.05
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.36     $   9.76     $  10.62    $   9.64    $   9.54
==============================================================================================================================
Total return*                                                          6.82%       13.63%       15.21%       4.01%      15.07%
Ratio of net expenses to average net assets                            1.16%        1.16%        1.16%       1.16%       1.16%
Ratio of net investment income (loss) to average net assets            1.89%        2.22%        2.20%       2.63%       2.34%
Portfolio turnover rate                                                  44%          49%          41%         29%         29%
Net assets, end of period (in thousands)                           $179,691     $149,672     $134,933    $123,060    $125,455
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                1.23%        1.25%        1.28%       1.30%       1.24%
   Net investment income (loss) to average net assets                  1.82%        2.13%        2.08%       2.49%       2.26%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Classic Balanced Fund | Annual Report | 7/31/15 51

---------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year        Year       Year       Year
                                                                  Ended          Ended       Ended      Ended      Ended
                                                                  7/31/15        7/31/14     7/31/13    7/31/12    7/31/11
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.70        $ 10.58     $  9.61    $  9.51    $  8.47
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.11        $  0.15     $  0.13    $  0.17    $  0.14
   Net realized and unrealized gain (loss) on investments            0.47           1.04        1.22       0.12       1.04
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.58        $  1.19     $  1.35    $  0.29    $  1.18
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.12)       $ (0.15)    $ (0.17)   $ (0.18)   $ (0.14)
   Net realized gain                                                (0.86)         (1.92)      (0.21)     (0.01)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.98)       $ (2.07)    $ (0.38)   $ (0.19)   $ (0.14)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.40)       $ (0.88)    $  0.97    $  0.10    $  1.04
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.30        $  9.70     $ 10.58    $  9.61    $  9.51
===========================================================================================================================
Total return*                                                        6.14%(a)      12.60%      14.35%      3.12%     13.99%
Ratio of net expenses to average net assets                          1.93%          1.95%       2.01%      2.02%      1.98%
Ratio of net investment income (loss) to average net assets          1.10%          1.48%       1.25%      1.76%      1.52%
Portfolio turnover rate                                                44%            49%         41%        29%        29%
Net assets, end of period (in thousands)                          $40,470        $23,695     $28,019    $13,106    $13,492
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                              1.93%          1.95%       2.01%      2.02%      1.98%
   Net investment income (loss) to average net assets                1.10%          1.48%       1.25%      1.76%      1.52%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   7/1/15 to
                                                                                                                   7/31/15
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                                                               $9.27
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                                                     $0.00(a)
  Net realized and unrealized gain (loss) on investments                                                            0.09
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                                                 $0.09
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                                            $  --
  Net realized gain                                                                                                   --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                $  --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                                         $0.09
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                     $9.36
============================================================================================================================
Total return*                                                                                                       0.97%(b)
Ratio of net expenses to average net assets                                                                         1.30%**
Ratio of net investment income (loss) to average net assets                                                         2.73%**
Portfolio turnover rate                                                                                               44%
Net assets, end of period (in thousands)                                                                           $ 139
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                                                              1.67%**
  Net investment income (loss) to average net assets                                                                2.36%**
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 53

------------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year         Year       Year         Year
                                                                    Ended       Ended        Ended      Ended        Ended
                                                                    7/31/15     7/31/14      7/31/13    7/31/12      7/31/11
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  9.79     $ 10.66     $  9.66     $   9.54     $   8.49
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  0.20     $  0.24     $  0.23     $   0.28     $   0.25
   Net realized and unrealized gain (loss) on investments              0.48        1.06        1.24         0.12         1.04
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.68     $  1.30     $  1.47     $   0.40     $   1.29
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $ (0.20)    $ (0.25)    $ (0.26)    $  (0.27)    $  (0.24)
   Net realized gain                                                  (0.86)      (1.92)      (0.21)       (0.01)          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (1.06)    $ (2.17)    $ (0.47)    $  (0.28)    $  (0.24)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.38)    $ (0.87)    $  1.00     $   0.12     $   1.05
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.41     $  9.79     $ 10.66     $   9.66     $   9.54
==============================================================================================================================
Total return*                                                          7.17%      13.77%      15.71%        4.40%       15.30%
Ratio of net expenses to average net assets                            0.93%       0.95%       0.90%        0.88%        0.84%
Ratio of net investment income (loss) to average net assets            2.10%       2.47%       2.56%        2.91%        2.67%
Portfolio turnover rate                                                  44%         49%         41%          29%          29%
Net assets, end of period (in thousands)                            $69,014     $37,507     $26,234     $136,597     $139,451
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                0.93%       0.95%       0.90%        0.88%        0.84%
   Net investment income (loss) to average net assets                  2.10%       2.47%       2.56%        2.91%        2.67%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Notes to Financial Statements | 7/31/15

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class R shares commenced operations on July 1, 2015. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 55

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Shares of money market mutual funds are valued at such funds' asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At July 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 57

     Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2015, the Fund reclassified $67,735 to increase undistributed net investment income and $67,735 to decrease accumulated net realized gain on investments, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

     The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

------------------------------------------------------------------------------------------
                                                           2015              2014
------------------------------------------------------------------------------------------
   Distributable paid from:
   Ordinary income                                         $  6,228,672      $   5,765,911
   Long-term capital gain                                    18,845,521         35,028,989
------------------------------------------------------------------------------------------
        Total                                              $ 25,074,193      $  40,794,900
==========================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2015:

------------------------------------------------------------------------------------------
                                                                             2015
------------------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                             $     14,569
   Undistributed long-term gain                                                 4,561,956
   Unrealized appreciation                                                     37,060,558
-----------------------------------------------------------------------------------------
        Total                                                                $ 41,637,083
=========================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $58,765 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 59

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/15 assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At July 31, 2015, the Fund had no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2015 was $16,100. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2015 was $396,550.

     At July 31, 2015, open futures contracts were as follows:

---------------------------------------------------------------------------------------
                                Number of
                                Contracts       Settlement                 Unrealized
   Type                         Long/(Short)    Month/Year    Value        Appreciation
---------------------------------------------------------------------------------------

   U.S. Long Bond (CBT)         2               9/15          $311,875     $3,344
---------------------------------------------------------------------------------------
                                                              $311,875     $3,344
=======================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 61

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. For the year ended July 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 1.30% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through December 1, 2016 for Class A shares and Class R shares and December 1, 2015 for Class C shares. Fees waived and expenses reimbursed during the year ended July 31, 2015 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,648 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2015, such out-of-pocket expenses by class of shares were as follows:

----------------------------------------------------------------------------------
 Shareholder Communications:
----------------------------------------------------------------------------------
 Class A                                                                  $132,153
 Class B                                                                     2,255
 Class C                                                                    23,141
 Class Y                                                                    77,012
----------------------------------------------------------------------------------
     Total                                                                $234,561
==================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,105 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2015.

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,678 in distribution fees payable to PFD at July 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2015, CDSCs in the amount of $5,623 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2015, the Fund's expenses were not reduced under such arrangements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 63

6. Forward Foreign Currency Contracts

At July 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no outstanding forward foreign currency contracts open during July 31, 2015.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% (0.90% as of February 12,
2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2015, the Fund had no borrowings under the credit agreement.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

----------------------------------------------------------------------------------------
 Derivatives Not            Asset Derivatives              Liabilities Derivatives
 Accounted for as           ------------------------------------------------------------
 Hedging Instruments        Statement of                   Statement of
 Under Accounting           Assets and                     Assets and
 Standards Codification     Liabilities                    Liabilities
 (ASC) 815                  Location            Value      Location                Value
----------------------------------------------------------------------------------------
 Futures contracts          Net unrealized                 Net unrealized
                            appreciation on                depreciation on
                            futures contracts   $3,344     futures contracts       $--
----------------------------------------------------------------------------------------
 Total                                          $3,344                             $--
========================================================================================

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2015 was as follows:

----------------------------------------------------------------------------------------
                                                                           Change in
 Derivatives Not                                             Realized      Unrealized
 Accounted for as                                            Gain or       Appreciation
 Hedging Instruments                                         (Loss) on     or (Depreciation)
 Under Accounting          Location of Gain or (Loss)        Derivatives   on Derivatives
 Standards Codification    on Derivatives Recognized         Recognized    Recognized
 (ASC) 815                 in Income                         in Income     in Income
----------------------------------------------------------------------------------------
 Futures contracts         Net realized gain (loss) on
                           futures contracts                 $27,124
 Futures contracts         Change in net unrealized
                           appreciation (depreciation)
                           on futures contracts                            $5,805

9. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
---------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended July 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund as of July 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 24, 2015

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 41.74%.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 31.85% and 22.01%, respectively.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 67

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since       Private investor (2004 - 2008 and 2013 -           Director, Broadridge Financial
Chairman of the Board and     2006. Serves until  present); Chairman (2008 - 2013) and Chief         Solutions, Inc. (investor
Trustee                       a successor         Executive Officer (2008 - 2012), Quadriserv, Inc.  communications and securities
                              trustee is elected  (technology products for securities lending        processing provider for
                              or earlier          industry); and Senior Executive Vice President,    financial services industry)
                              retirement or       The Bank of New York (financial and securities     (2009 - present); Director,
                              removal.            services) (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since       Managing Partner, Federal City Capital Advisors    Director of New York Mortgage
Trustee                       2005. Serves until  (corporate advisory services company) (1997 -      Trust(publicly-traded mortgage
                              a successor         2004 and 2008 - present); Interim Chief Executive  REIT) (2004 - 2009, 2012 -
                              trustee is elected  Officer, Oxford Analytica, Inc. (privately-held    present); Director of The
                              or earlier          research and consulting company) (2010); Executive Swiss Helvetia Fund, Inc.
                              retirement or       Vice President and Chief Financial Officer,        (closed-end fund) (2010 -
                              removal.            I-trax, Inc. (publicly traded health care          present); Director of Oxford
                                                  services company) (2004 - 2007); and Executive     Analytica, Inc. (2008 -
                                                  Vice President and Chief Financial Officer,        present); and Director of
                                                  Pedestal Inc. (internet-based mortgage trading     Enterprise Community
                                                  company) (2000 - 2002); Private consultant (1995   Investment, Inc.
                                                  - 1997), Managing Director,                        (privately-held affordable
                                                  Lehman Brothers (investment banking firm) (1992 -  housing finance company) (1985
                                                  1995); and Executive, The World Bank (1979 -       - 2010)
                                                  1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Trustee since       William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                       2008. Serves until  Economy, Harvard University (1972 - present)       Funds Investment Trust and
                              a successor                                                            Mellon Institutional Funds
                              trustee is elected                                                     Master Portfolio (oversaw 17
                              or earlier                                                             portfolios in fund complex)
                              retirement or                                                          (1989-2008)
                              removal.
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 69

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position     Term of Office and                                                     Other Directorships
Held with the Fund         Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)  Trustee since       Founding Director, Vice President and Corporate    None
Trustee                    2005. Serves until  Secretary, The Winthrop Group, Inc. (consulting
                           a successor         firm) (1982 - present); Desautels Faculty of
                           trustee is elected  Management, McGill University (1999 - present);
                           or earlier          and Manager of Research Operations and
                           retirement or       Organizational Learning, Xerox PARC, Xerox's
                           removal.            advance research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)   Trustee since       President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                    2005. Serves until  Piret & Company, Inc. (investment banking firm)    Income Fund, Inc. (closed-end
                           a successor         (1981 - present)                                   investment company) (2004 -
                           trustee is elected                                                     present); and Member, Board of
                           or earlier                                                             Governors, Investment Company
                           retirement or                                                          Institute (2000 - 2006)
                           removal.
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)     Trustee since       Consultant (investment company services) (2012 -   None
Trustee                    2014. Serves until  present); Executive Vice President, BNY Mellon
                           a successor         (financial and investment company services) (1969
                           trustee is elected  - 2012); Director, BNY International Financing
                           or earlier          Corp. (financial services) (2002 - 2012); and
                           retirement or       Director, Mellon Overseas Investment Corp.
                           removal.            (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since 2008) and    None
Trustee                      Serves until a         Chief Investment Officer, U.S. (since 2010) of PIM-USA;
                             successor trustee is   Executive Vice President of Pioneer (since 2008);
                             elected or earlier     Executive Vice President of Pioneer Institutional Asset
                             retirement or          Management, Inc. (since 2009); and Portfolio Manager of
                             removal.               Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 71

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                             Other Directorships
Position Held with the Fund Length of Service      Principal Occupation                                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**     Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds (healthcare   None
Advisory Trustee            since 2014.            workers union pension funds) (2001 - present); Vice
                                                   President - International Investments Group, American
                                                   International Group, Inc. (insurance company) (1993 -
                                                   2001); Vice President Corporate Finance and Treasury
                                                   Group, Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                                                   Vice President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation (government-sponsored
                                                   issuer of debt securities) (1988 - 1990); Mortgage
                                                   Strategies Group, Shearson Lehman Hutton, Inc.
                                                   (investment bank) (1987 - 1988); and Mortgage
                                                   Strategies Group, Drexel Burnham Lambert, Ltd.
                                                   (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

** Ms. Monchak is a non-voting advisory trustee.

72 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                                Other Directorships
Position Held with the Fund Length of Service      Principal Occupation                                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)          Since 2014. Serves at  Chair, Director, CEO and President of Pioneer              None
President and Chief         the discretion of the  Investment Management-USA (since September 2014);
Executive Officer           Board.                 Chair, Director, CEO and President of Pioneer
                                                   Investment Management, Inc. (since September 2014);
                                                   Chair, Director, CEO and President of Pioneer Funds
                                                   Distributor, Inc. (since September 2014); Chair,
                                                   Director, CEO and President of Pioneer Institutional
                                                   Asset Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since September
                                                   2014); Managing Director, Morgan Stanley Investment
                                                   Management (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance Management
                                                   (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)  Since 2005. Serves at  Vice President and Associate General Counsel of Pioneer    None
Secretary and Chief Legal   the discretion of the  since January 2008; Secretary and Chief Legal Officer of
Officer                     Board.                 all of the Pioneer Funds since June 2010; Assistant
                                                   Secretary of all of the Pioneer Funds from September
                                                   2003 to May 2010; and Vice President and Senior Counsel
                                                   of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)      Since 2010. Serves at  Fund Governance Director of Pioneer since December 2006    None
Assistant Secretary         the discretion of the  and Assistant Secretary of all the Pioneer Funds since
                            Board.                 June 2010; Manager - Fund Governance of Pioneer from
                                                   December 2003 to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)           Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and Assistant     None
Assistant Secretary         the discretion of the  Secretary of all the Pioneer Funds since June 2010; and
                            Board.                 Counsel of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
5Mark E. Bradley (55)       Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer of    None
Treasurer and Chief         the discretion of the  all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting    Board.                 Treasurer of Pioneer from March 2004 to February 2008;
Officer                                            and Assistant Treasurer of all of the Pioneer Funds
                                                   from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2005. Serves at  Director - Fund Treasury of Pioneer; and Assistant        None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer    None
Assistant Treasurer          the discretion of the  since November 2008; Assistant Treasurer of all of the
                             Board.                 Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the        None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Chief Compliance Officer
                             Board.                 of Pioneer Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of Vanderbilt
                                                    Capital Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer since
                                                    October 2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to October
                                                    2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and      None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      Board.                 since 2006
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

                           This page for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/15 75

                           This page for your notes.

76 Pioneer Classic Balanced Fund | Annual Report | 7/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19418-09-0915

                        Pioneer Government
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AMGEX
                        Class C     GOVCX
                        Class Y     ATGIX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          31

Notes to Financial Statements                                                 38

Report of Independent Registered Public Accounting Firm                       46

Trustees, Officers and Service Providers                                      48

                      Pioneer Government Income Fund | Annual Report | 7/31/15 1

President's Letter

Dear Shareowner,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Government Income Fund | Annual Report | 7/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short-and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/15 3

Portfolio Management Discussion | 7/31/15

Led by longer-maturity Treasuries, U.S. government securities produced positive performance over the 12-month period ended July 31, 2015, although interest rates began moving higher in the second half of the period, eroding some of the gains realized during the first six months. In the following interview, Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the 12-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended July 31, 2015?

A Pioneer Government Income Fund's Class A shares returned 1.83% at net asset value during the 12-month period ended July 31, 2015, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 3.26% and 3.54%, respectively. During the same period, the average return of the 70 mutual funds in Lipper's Intermediate U.S. Government Funds category was 2.22%, and the average return of the 313 mutual funds in Morningstar's Intermediate-Government Bond Funds category was 2.42%.

Q How would you describe the investment environment for government securities during the 12-month period ended July 31, 2015?

A The investment backdrop changed and became somewhat more volatile after the midpoint of the 12-month period, with longer-maturity government securities, notably U.S. Treasuries, giving up some of their gains from earlier in the period. Overall, the yield curve - which reflects the difference between yields of longer-maturity and shorter-maturity securities - flattened over the 12 months, with longer-maturity government securities outperforming shorter-maturity ones. After declining for a time, the yields of 10-Year Treasuries bottomed at 1.64% in mid-January 2015, and then began moving higher.

     The markets also became more volatile as a host of factors influenced investor sentiment, including: the perception that the U.S. economy was gaining strength, as monthly job gains averaged more than 200,000; the accompanying belief that the U.S. Federal Reserve System (the Fed) was preparing to tighten monetary policy by raising short-term interest rates; volatility in energy markets as oil prices declined early in the period, rose somewhat, and then dropped again towards the end of the 12 months;

4 Pioneer Government Income Fund | Annual Report | 7/31/15 concerns over the effects of an economic slowdown in China; the start of a quantitative easing policy by the European Central Bank (ECB); and certain global political and economic developments, including the threat that Greece would default on its debt obligations.

     In the government bond market, longer-maturity Treasuries outperformed other types of securities, although the early performance advantage of Treasuries was partially offset as the yield curve widened and longer-maturity interest rates moved higher over the final six months of the period.

Q What were the principal factors that influenced the Fund's performance during the 12-month period ended July 31, 2015? Specifically, why did the Fund underperform its benchmarks during the period?

A The Fund's benchmark-relative performance was hurt the most by the portfolio's shorter-duration stance relative to the Barclays Government Bond Index during the 12-month period. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund, on average, had a 1.5-year shorter-than-benchmark duration during the period. We maintained the shorter positioning because we believed that interest rates were likely to begin rising, as we felt that the lower yields we were observing were inconsistent with a strengthening economy. Nevertheless, market interest rates declined, especially during the first half of the 12-month period, and longer-duration portfolios outperformed. Yield-curve positioning also detracted from the Fund's benchmark-relative performance, as the portfolio's underweight exposures to 30-year and five-year securities did not help. Although we significantly underweighted the Fund in outperforming U.S. Treasuries throughout the 12 months, the yield advantages of the portfolio's holdings of government-agency mortgages and government-agency debentures helped to compensate for the lack of exposure to Treasuries. While Treasuries accounted for approximately 90% of the Barclays Government Bond Index, they represented, on average, just 20% of the Fund's total investment portfolio over the fiscal year ended July 31, 2015.

     Allocations that helped support the Fund's results over the 12-month period included the portfolio's out-of-benchmark position in government-guaranteed commercial mortgages, which were used primarily to finance multi-family apartment developments. The securities performed quite well over the 12 months. Exposure to government-agency mortgages as well as good security selection results in the Fund's mortgage portfolio also helped performance, as we favored owning securities with lower prepayment risks, including higher-coupon mortgages with good state and servicer diversification.

                      Pioneer Government Income Fund | Annual Report | 7/31/15 5

Q Did the Fund have any investments in derivative securities during the 12-month period ended July 31, 2015? If so, did the holdings affect benchmark-relative performance?

A Yes, we invested in some Treasury futures contracts as part of our policy to maintain the Fund's shorter-than-benchmark duration. Because the shorter-duration positioning detracted from the Fund's benchmark-relative performance during the 12-month period, the use of the futures contracts detracted from relative returns.

Q What factors affected the Fund's dividend distributions to shareholders during the 12-month period ended July 31, 2015?

A The Fund's yield was relatively stable during the 12-month period. Looking forward, if market interest rates continue to climb and it becomes more likely that the Fed will start raising short-term rates, we think those factors would increase the possibility that the Fund's distributions to shareholders could start to rise.

Q What is your investment outlook and how have you positioned the portfolio heading into the final months of 2015?

A We believe prospects for the U.S. economy look good, although uncertainties continue to unsettle investor sentiment.

     In the United States, the economy - as measured by recently revised gross domestic product (GDP) figures - grew at an annual rate of nearly 4% during the second quarter of 2015, a noticeable improvement over the slight GDP increase of 0.6% in the first quarter. The job market continues to improve and the housing market appears to be healing, with household formation moving higher. All of those factors point to the Fed's starting to raise short-term interest rates very gradually before the end of the calendar year.

     Nevertheless, the market remains volatile. Slowing growth trends in China, combined with the devaluation of the Chinese currency and volatility in the Chinese equity markets, have caused much consternation among market participants. The debt situation in Greece remains a factor to be monitored.

     We have maintained the portfolio's short-duration stance relative to the benchmark, as we think the chances are increasing that interest rates will rise across the yield curve. We also continue to overweight the Fund in government-agency mortgages, while de-emphasizing Treasuries, which are highly interest-rate sensitive.

     Overall, we believe the portfolio is well positioned for an environment of continued economic growth in the United States, accompanied by gradually rising interest rates.

6 Pioneer Government Income Fund | Annual Report | 7/31/15

Please refer to the Schedule of Investments on pages 15-30 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Government Income Fund | Annual Report | 7/31/15 7

Portfolio Summary | 7/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 75.0%
Collateralized Mortgage Obligations                                        13.9%
Foreign Government Bonds                                                    5.8%
Asset Backed  Securities                                                    4.2%
Municipal Bonds                                                             0.6%
U.S. Corporate Bonds                                                        0.5%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

0-2 Years                                                                   5.8%
2-5 Years                                                                  38.0%
5-7 Years                                                                  38.5%
7-10 Years                                                                 10.3%
20+ Years                                                                   7.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Notes, 1.875%, 8/31/17                                   5.10%
--------------------------------------------------------------------------------
 2. Fannie Mae, 4.5%, 12/1/43                                              4.93
--------------------------------------------------------------------------------
 3. Private Export Funding Corp., 4.3%, 12/15/21                           3.68
--------------------------------------------------------------------------------
 4. Israel Government AID Bond, 5.5%, 4/26/24                              3.52
--------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 2.625%, 11/15/20                                  3.52
--------------------------------------------------------------------------------
 6. Private Export Funding Corp., 4.375%, 3/15/19                          3.17
--------------------------------------------------------------------------------
 7. U.S. Treasury Bonds, 4.25%, 5/15/39                                    2.98
--------------------------------------------------------------------------------
 8. Federal National Mortgage Association, 4.92%, 7/25/20                  2.98
--------------------------------------------------------------------------------
 9. Fannie Mae, 4.0%, 4/1/39                                               2.89
--------------------------------------------------------------------------------
10. U.S. Treasury Notes, 0.625%, 5/31/17                                   2.87
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Annual Report | 7/31/15

Prices and Distributions | 7/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         7/31/15                    7/31/14
--------------------------------------------------------------------------------
           A                            $9.39                      $9.42
--------------------------------------------------------------------------------
           C                            $9.39                      $9.42
--------------------------------------------------------------------------------
           Y                            $9.40                      $9.43
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-7/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.2020                 $--              $--
--------------------------------------------------------------------------------
           C             $0.1326                 $--              $--
--------------------------------------------------------------------------------
           Y             $0.2330                 $--              $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                      Pioneer Government Income Fund | Annual Report | 7/31/15 9

Performance Update | 7/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Government Income Fund at public offering price during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                                       Barclays
                                                       U.S.
                Net        Public       Barclays       Mortgage-
                Asset      Offering     Government     Backed
                Value      Price        Bond           Securities
Period          (NAV)      (POP)        Index          Index
--------------------------------------------------------------------------------
10 Years        3.69%       3.22%       4.20%          4.68%
5 Years         1.93        0.99        2.66           2.85
1 Year          1.83       -2.71        3.26           3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
        Gross
--------------------------------------------------------------------------------
        1.28%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                           Barclays U.S.
                 Pioneer Government   Barclays Government  Mortgage-Backed
                 Income Fund          Bond Index           Securities Index
7/31/2005        $ 9,550              $10,000              $10,000
7/31/2006        $ 9,627              $10,124              $10,235
7/31/2007        $10,054              $10,711              $10,808
7/31/2008        $10,706              $11,634              $11,560
7/31/2009        $11,624              $12,411              $12,766
7/31/2010        $12,482              $13,238              $13,725
7/31/2011        $12,851              $13,670              $14,253
7/31/2012        $13,625              $14,703              $14,943
7/31/2013        $13,211              $14,330              $14,647
7/31/2014        $13,484              $14,618              $15,254
7/31/2015        $13,732              $15,095              $15,793

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Annual Report | 7/31/15

Performance Update | 7/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    U.S.
                                              Barclays              Mortgage-
                                              Government            Backed
                 If            If             Bond                  Securities
Period           Held          Redeemed       Index                 Index
--------------------------------------------------------------------------------
10 Years         2.93%         2.93%          4.20%                 4.68%
5 Years          1.21          1.21           2.66                  2.85
1 Year           1.09          1.09           3.26                  3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     Barclays U.S.
                      Pioneer Government     Barclays Government     Mortgage-Backed
                      Income Fund            Bond Index              Securities Index
7/31/2005             $10,000                $10,000                 $10,000
7/31/2006             $ 9,982                $10,124                 $10,235
7/31/2007             $10,355                $10,711                 $10,808
7/31/2008             $10,945                $11,634                 $11,560
7/31/2009             $11,799                $12,411                 $12,766
7/31/2010             $12,565                $13,238                 $13,725
7/31/2011             $12,857                $13,670                 $14,253
7/31/2012             $13,537                $14,703                 $14,943
7/31/2013             $13,039                $14,330                 $14,647
7/31/2014             $13,201                $14,618                 $15,254
7/31/2015             $13,345                $15,095                 $15,793

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 11

Performance Update | 7/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                                 Barclays
                                                 U.S.
                               Barclays          Mortgage-
                Net Asset      Government        Backed
                Value          Bond              Securities
Period          (NAV)          Index             Index
--------------------------------------------------------------------------------
10 Years        4.12%          4.20%             4.68%
5 Years         2.33           2.66              2.85
1 Year          2.17           3.26              3.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                                      Barclays U.S.
                       Pioneer Government      Barclays Government    Mortgage-Backed
                       Income Fund             Bond Index             Securities Index
7/31/2005              $5,000,000              $5,000,000             $5,000,000
7/31/2006              $5,054,027              $5,061,992             $5,117,317
7/31/2007              $5,301,322              $5,355,667             $5,403,957
7/31/2008              $5,671,289              $5,817,089             $5,779,866
7/31/2009              $6,192,340              $6,205,318             $6,382,901
7/31/2010              $6,672,230              $6,619,194             $6,862,699
7/31/2011              $6,893,775              $6,834,921             $7,126,654
7/31/2012              $7,345,963              $7,351,707             $7,471,733
7/31/2013              $7,151,504              $7,165,157             $7,323,706
7/31/2014              $7,328,811              $7,309,060             $7,626,872
7/31/2015              $7,487,675              $7,547,371             $7,896,508

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Annual Report | 7/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2015, through July 31, 2015.

--------------------------------------------------------------------------------
Share Class                    A                 C                  Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00          $1,000.00          $1,000.00
Value on 2/1/15
--------------------------------------------------------------------------------
Ending Account Value      $  993.95          $   990.50         $  996.68
(after expenses)
on 7/31/15
--------------------------------------------------------------------------------
Expenses Paid .           $    6.58          $    9.97          $    4.75
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.02%, and 0.96% for Class A, C, and Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Government Income Fund | Annual Report | 7/31/15 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2015, through July 31, 2015.

--------------------------------------------------------------------------------
 Share Class                            A             C                   Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00       $1,000.00           $1,000.00
 Value on 2/1/15
 Ending Account Value              $1,018.20       $1,014.78           $1,020.03
 (after expenses)
 on 7/31/15
 Expenses Paid                     $    6.66       $   10.09           $    4.81
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.02%, and 0.96% for Class A, C, and Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Government Income Fund | Annual Report | 7/31/15

Schedule of Investments | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 4.1%
                            DIVERSIFIED FINANCIALS -- 4.1%
                            Other Diversified Financial Services -- 4.1%
    301,904                 Small Business Administration Participation
                            Certificates, 4.2%, 9/1/29                       $     322,022
    538,769                 Small Business Administration Participation
                            Certificates, 4.625%, 2/1/25                           572,541
    554,158                 Small Business Administration Participation
                            Certificates, 4.84%, 5/1/25                            591,991
    636,493                 Small Business Administration Participation
                            Certificates, 5.37%, 4/1/28                            709,783
    438,261                 Small Business Administration Participation
                            Certificates, 5.63%, 10/1/28                           488,504
    129,690                 Small Business Administration Participation
                            Certificates, 5.72%, 1/1/29                            146,618
    794,685                 Small Business Administration Participation
                            Certificates, 6.02%, 8/1/28                            901,921
    148,985                 Small Business Administration Participation
                            Certificates, 6.14%, 1/1/22                            162,708
    398,011                 Small Business Administration Participation
                            Certificates, 6.22%, 12/1/28                           452,768
                                                                             -------------
                                                                             $   4,348,856
                                                                             -------------
                            Total Diversified Financials                     $   4,348,856
------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $4,035,535)                                $   4,348,856
------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 13.7%
                            BANKS -- 4.2%
                            Thrifts & Mortgage Finance -- 4.2%
    897,622                 Government National Mortgage Association
                            REMICS, 3.25%, 4/16/27                           $     936,673
  1,242,383          3.17   La Hipotecaria Panamanian Mortgage
                            Trust 2010-1, Floating Rate Note,
                            9/8/39 (144A)                                        1,283,537
    280,109          3.26   La Hipotecaria Panamanian Mortgage
                            Trust 2014-1, Floating Rate Note,
                            11/24/42 (144A)                                        286,936
    574,337                 Vendee Mortgage Trust 2008-1, 5.25%, 1/15/32           637,879
  1,174,449                 Vendee Mortgage Trust 2010-1, 4.25%, 2/15/35         1,262,603
                                                                             -------------
                                                                             $   4,407,628
                                                                             -------------
                            Total Banks                                      $   4,407,628
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 15

------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 1.7%
                            Other Diversified Financial Services -- 1.7%
  1,687,946                 Federal National Mortgage Association
                            REMICS, 3.0%, 6/25/23                            $   1,760,724
                                                                             -------------
                            Total Diversified Financials                     $   1,760,724
------------------------------------------------------------------------------------------
                            GOVERNMENT -- 7.8%
                            Government -- 7.8%
    131,094          0.59   Federal Home Loan Mortgage Corp. REMICS,
                            Floating Rate Note, 12/15/20                     $     131,914
    981,985          3.42   Federal National Mortgage Association
                            2004-T2, Floating Rate Note, 7/25/43                 1,020,793
     92,277                 Federal National Mortgage Association
                            REMICS, 4.5%, 6/25/29                                   99,149
  2,925,541                 Federal National Mortgage Association,
                            4.92%, 7/25/20                                       3,107,492
  1,451,380                 Government National Mortgage Association
                            REMICS, 2.1%, 2/16/48                                1,460,894
    126,088                 Government National Mortgage Association,
                            5.25%, 8/16/35                                         141,596
  2,000,000          4.65   Government National Mortgage Association,
                            Floating Rate Note, 1/16/50                          2,181,112
    162,951          0.63   Government National Mortgage Association,
                            Floating Rate Note, 12/16/29                           163,656
                                                                             -------------
                                                                             $   8,306,606
                                                                             -------------
                            Total Government                                 $   8,306,606
------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED
                            MORTGAGE OBLIGATIONS
                            (Cost $13,966,877)                               $  14,474,958
------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 0.5%
                            DIVERSIFIED FINANCIALS -- 0.5%
                            Other Diversified Financial Services -- 0.5%
    501,785                 Helios Leasing I LLC, 2.018%, 5/29/24            $     500,487
                                                                             -------------
                            Total Diversified Financials                     $     500,487
------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $541,524)                                  $     500,487
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 74.0%
    356,380                 Fannie Mae, 3.5%, 4/1/45                         $     370,185
  1,297,573                 Fannie Mae, 3.763%, 12/1/20                          1,395,797
  2,715,042                 Fannie Mae, 4.0%, 10/1/41                            2,901,082
    552,685                 Fannie Mae, 4.0%, 4/1/25                               589,720
  2,832,586                 Fannie Mae, 4.0%, 4/1/39                             3,014,282
  1,800,827                 Fannie Mae, 4.0%, 4/1/41                             1,925,533

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    831,997                 Fannie Mae, 4.0%, 7/1/44                         $     886,942
     78,525                 Fannie Mae, 4.0%, 9/1/20                                82,368
     23,027                 Fannie Mae, 4.5%, 11/1/20                               24,142
  4,682,260                 Fannie Mae, 4.5%, 12/1/43                            5,146,968
    109,452                 Fannie Mae, 5.0%, 1/1/20                               117,366
    264,376                 Fannie Mae, 5.0%, 10/1/34                              287,846
  1,348,575                 Fannie Mae, 5.0%, 2/1/39                             1,495,222
    114,487                 Fannie Mae, 5.0%, 3/1/23                               123,723
    271,846                 Fannie Mae, 5.0%, 7/1/34                               295,488
     92,862                 Fannie Mae, 5.0%, 8/1/18                                97,211
     63,616                 Fannie Mae, 5.72%, 11/1/28                              72,345
     47,112                 Fannie Mae, 5.72%, 6/1/29                               53,622
     62,884                 Fannie Mae, 5.75%, 3/1/33                               71,933
     31,968                 Fannie Mae, 5.9%, 11/1/27                               36,409
     17,509                 Fannie Mae, 5.9%, 2/1/28                                17,615
     89,591                 Fannie Mae, 5.9%, 4/1/28                               102,008
    325,022                 Fannie Mae, 6.0%, 11/1/34                              371,044
     32,358                 Fannie Mae, 6.0%, 11/1/34                               36,700
     50,317                 Fannie Mae, 6.0%, 12/1/37                               57,005
     69,874                 Fannie Mae, 6.5%, 11/1/47                               78,064
    128,295                 Fannie Mae, 6.5%, 7/1/32                               149,013
    933,400                 Federal Home Loan Mortgage Corp.,
                            3.5%, 12/1/44                                          967,770
  1,189,493                 Federal Home Loan Mortgage Corp.,
                            3.5%, 4/1/45                                         1,233,293
    745,443                 Federal Home Loan Mortgage Corp.,
                            4.0%, 6/1/42                                           791,801
    110,400                 Federal Home Loan Mortgage Corp.,
                            5.0%, 10/1/38                                          121,360
    102,249                 Federal Home Loan Mortgage Corp.,
                            5.0%, 9/1/38                                           112,396
     20,387                 Federal Home Loan Mortgage Corp.,
                            5.5%, 1/1/34                                            22,765
    114,068                 Federal Home Loan Mortgage Corp.,
                            6.0%, 1/1/33                                           130,265
    140,697                 Federal Home Loan Mortgage Corp.,
                            6.0%, 1/1/38                                           158,874
     51,928                 Federal Home Loan Mortgage Corp.,
                            6.0%, 11/1/33                                           58,776
      3,336                 Federal Home Loan Mortgage Corp.,
                            6.0%, 5/1/16                                             3,384
      3,027                 Federal Home Loan Mortgage Corp.,
                            6.0%, 6/1/16                                             3,074


The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 17

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     73,160                 Federal Home Loan Mortgage Corp.,
                            6.0%, 7/1/36                                     $      82,818
     20,834                 Federal Home Loan Mortgage Corp.,
                            6.0%, 7/1/36                                            23,744
    138,495                 Federal Home Loan Mortgage Corp.,
                            6.0%, 7/1/38                                           156,370
     14,417                 Federal Home Loan Mortgage Corp.,
                            6.0%, 8/1/18                                            16,276
     10,767                 Federal Home Loan Mortgage Corp.,
                            6.5%, 5/1/31                                            12,303
     75,429                 Federal Home Loan Mortgage Corp.,
                            7.0%, 10/1/46                                           85,760
      4,226                 Federal Home Loan Mortgage Corp.,
                            7.0%, 6/1/31                                             4,240
    923,178                 Federal National Mortgage Association,
                            3.0%, 12/1/21                                          962,308
  2,000,000                 Financing Corp. Fico, 5/11/18 (c)                    1,933,442
    914,659                 Government National Mortgage Association I,
                            3.5%, 1/15/44                                          960,396
    688,668                 Government National Mortgage Association I,
                            3.5%, 1/15/45                                          719,753
    895,597                 Government National Mortgage Association I,
                            3.5%, 7/15/42                                          939,625
    600,558                 Government National Mortgage Association I,
                            4.0%, 1/15/45                                          641,964
    135,044                 Government National Mortgage Association I,
                            4.0%, 3/15/44                                          143,835
    261,701                 Government National Mortgage Association I,
                            4.0%, 7/15/41                                          279,251
    386,911                 Government National Mortgage Association I,
                            4.0%, 8/15/40                                          413,157
    133,351                 Government National Mortgage Association I,
                            4.0%, 9/15/40                                          142,137
    186,718                 Government National Mortgage Association I,
                            4.0%, 9/15/44                                          198,873
     27,943                 Government National Mortgage Association I,
                            4.5%, 12/15/19                                          29,621
     28,742                 Government National Mortgage Association I,
                            4.5%, 4/15/18                                           30,097
     74,896                 Government National Mortgage Association I,
                            4.5%, 4/15/20                                           79,396
     61,064                 Government National Mortgage Association I,
                            4.5%, 6/15/19                                           64,907
    263,510                 Government National Mortgage Association I,
                            4.5%, 6/15/25                                          280,320

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Annual Report | 7/31/15


------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     18,613                 Government National Mortgage Association I,
                            4.5%, 8/15/19                                    $      19,587
     77,222                 Government National Mortgage Association I,
                            5.0%, 2/15/19                                           82,336
    322,242                 Government National Mortgage Association I,
                            5.0%, 7/15/40                                          357,369
     56,334                 Government National Mortgage Association I,
                            5.5%, 1/15/29                                           63,317
     70,238                 Government National Mortgage Association I,
                            5.5%, 10/15/19                                          73,872
     81,865                 Government National Mortgage Association I,
                            5.5%, 10/15/33                                          94,017
     57,471                 Government National Mortgage Association I,
                            5.5%, 10/15/34                                          65,514
     29,799                 Government National Mortgage Association I,
                            5.5%, 4/15/19                                           31,061
     39,934                 Government National Mortgage Association I,
                            5.5%, 4/15/31                                           44,866
     23,870                 Government National Mortgage Association I,
                            5.5%, 6/15/18                                           24,744
    169,936                 Government National Mortgage Association I,
                            5.5%, 8/15/33                                          195,412
     81,528                 Government National Mortgage Association I,
                            5.5%, 9/15/33                                           92,712
     21,166                 Government National Mortgage Association I,
                            5.72%, 4/15/29                                          23,803
     19,504                 Government National Mortgage Association I,
                            6.0%, 1/15/24                                           22,254
     41,535                 Government National Mortgage Association I,
                            6.0%, 1/15/33                                           48,098
     71,192                 Government National Mortgage Association I,
                            6.0%, 1/15/33                                           82,877
      8,060                 Government National Mortgage Association I,
                            6.0%, 10/15/28                                           9,236
     19,051                 Government National Mortgage Association I,
                            6.0%, 10/15/32                                          21,525
     75,403                 Government National Mortgage Association I,
                            6.0%, 10/15/32                                          85,194
     87,915                 Government National Mortgage Association I,
                            6.0%, 10/15/34                                         101,980
     67,679                 Government National Mortgage Association I,
                            6.0%, 10/15/34                                          77,165
    180,616                 Government National Mortgage Association I,
                            6.0%, 10/15/34                                         210,104
      8,474                 Government National Mortgage Association I,
                            6.0%, 11/15/32                                           9,575

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 19

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     10,034                 Government National Mortgage Association I,
                            6.0%, 11/15/32                                   $      11,480
    144,178                 Government National Mortgage Association I,
                            6.0%, 11/15/33                                         164,868
     59,260                 Government National Mortgage Association I,
                            6.0%, 11/15/37                                          67,445
    222,596                 Government National Mortgage Association I,
                            6.0%, 12/15/23                                         251,499
    157,281                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                         178,966
    433,307                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                         501,600
    119,327                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                         138,334
     21,731                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                          25,297
     93,595                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                         106,810
    220,530                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                         251,413
     23,021                 Government National Mortgage Association I,
                            6.0%, 12/15/32                                          26,777
     86,835                 Government National Mortgage Association I,
                            6.0%, 2/15/29                                          101,012
    123,105                 Government National Mortgage Association I,
                            6.0%, 2/15/33                                          143,314
     30,365                 Government National Mortgage Association I,
                            6.0%, 2/15/33                                           34,308
    172,863                 Government National Mortgage Association I,
                            6.0%, 2/15/33                                          201,752
    103,641                 Government National Mortgage Association I,
                            6.0%, 2/15/33                                          118,698
     54,184                 Government National Mortgage Association I,
                            6.0%, 3/15/19                                           61,219
     76,913                 Government National Mortgage Association I,
                            6.0%, 3/15/33                                           86,899
     57,820                 Government National Mortgage Association I,
                            6.0%, 3/15/33                                           66,185
     46,319                 Government National Mortgage Association I,
                            6.0%, 3/15/33                                           53,849
    220,536                 Government National Mortgage Association I,
                            6.0%, 3/15/34                                          256,624
     63,783                 Government National Mortgage Association I,
                            6.0%, 4/15/28                                           74,266
     24,527                 Government National Mortgage Association I,
                            6.0%, 4/15/33                                           28,095

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     43,427                 Government National Mortgage Association I,
                            6.0%, 5/15/33                                    $      49,703
    116,148                 Government National Mortgage Association I,
                            6.0%, 6/15/31                                          132,446
     82,182                 Government National Mortgage Association I,
                            6.0%, 6/15/34                                           95,696
     45,781                 Government National Mortgage Association I,
                            6.0%, 8/15/34                                           52,037
    211,125                 Government National Mortgage Association I,
                            6.0%, 8/15/34                                          242,018
    127,859                 Government National Mortgage Association I,
                            6.0%, 8/15/38                                          145,739
    309,476                 Government National Mortgage Association I,
                            6.0%, 9/15/32                                          354,138
     78,608                 Government National Mortgage Association I,
                            6.0%, 9/15/32                                           89,852
     19,619                 Government National Mortgage Association I,
                            6.0%, 9/15/33                                           22,166
     31,904                 Government National Mortgage Association I,
                            6.0%, 9/15/34                                           36,608
    178,617                 Government National Mortgage Association I,
                            6.0%, 9/15/35                                          207,808
     54,750                 Government National Mortgage Association I,
                            6.5%, 1/15/32                                           62,476
     35,231                 Government National Mortgage Association I,
                            6.5%, 10/15/24                                          40,307
     26,374                 Government National Mortgage Association I,
                            6.5%, 10/15/28                                          30,337
      6,716                 Government National Mortgage Association I,
                            6.5%, 10/15/28                                           7,664
     46,562                 Government National Mortgage Association I,
                            6.5%, 11/15/31                                          53,133
     15,160                 Government National Mortgage Association I,
                            6.5%, 2/15/28                                           17,299
     26,665                 Government National Mortgage Association I,
                            6.5%, 2/15/29                                           31,052
     31,007                 Government National Mortgage Association I,
                            6.5%, 2/15/32                                           35,382
     29,558                 Government National Mortgage Association I,
                            6.5%, 2/15/32                                           35,415
     22,246                 Government National Mortgage Association I,
                            6.5%, 2/15/32                                           26,331
     10,395                 Government National Mortgage Association I,
                            6.5%, 2/15/32                                           11,862
     19,353                 Government National Mortgage Association I,
                            6.5%, 2/15/32                                           22,789

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 21

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     19,172                 Government National Mortgage Association I,
                            6.5%, 3/15/29                                     $     21,878
     91,144                 Government National Mortgage Association I,
                            6.5%, 3/15/29                                          104,006
    105,632                 Government National Mortgage Association I,
                            6.5%, 3/15/32                                          121,859
     12,065                 Government National Mortgage Association I,
                            6.5%, 4/15/17                                           12,178
     14,525                 Government National Mortgage Association I,
                            6.5%, 4/15/28                                           16,575
     81,371                 Government National Mortgage Association I,
                            6.5%, 4/15/28                                           92,854
     96,179                 Government National Mortgage Association I,
                            6.5%, 4/15/32                                          113,563
      7,858                 Government National Mortgage Association I,
                            6.5%, 4/15/32                                            8,967
     17,496                 Government National Mortgage Association I,
                            6.5%, 4/15/32                                           20,365
     50,614                 Government National Mortgage Association I,
                            6.5%, 4/15/33                                           57,762
      6,709                 Government National Mortgage Association I,
                            6.5%, 5/15/29                                            7,656
     41,284                 Government National Mortgage Association I,
                            6.5%, 5/15/31                                           47,110
     19,209                 Government National Mortgage Association I,
                            6.5%, 5/15/32                                           22,852
      8,291                 Government National Mortgage Association I,
                            6.5%, 5/15/32                                            9,606
     45,143                 Government National Mortgage Association I,
                            6.5%, 5/15/32                                           51,513
      6,237                 Government National Mortgage Association I,
                            6.5%, 5/15/32                                            7,118
     10,244                 Government National Mortgage Association I,
                            6.5%, 6/15/17                                           10,272
     12,061                 Government National Mortgage Association I,
                            6.5%, 6/15/28                                           14,084
     27,876                 Government National Mortgage Association I,
                            6.5%, 6/15/29                                           31,810
      8,409                 Government National Mortgage Association I,
                            6.5%, 6/15/31                                            9,596
     22,187                 Government National Mortgage Association I,
                            6.5%, 6/15/32                                           25,318
     17,463                 Government National Mortgage Association I,
                            6.5%, 6/15/32                                           20,053
     38,989                 Government National Mortgage Association I,
                            6.5%, 7/15/31                                           44,491

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     10,714                 Government National Mortgage Association I,
                            6.5%, 7/15/32                                    $      12,226
      9,380                 Government National Mortgage Association I,
                            6.5%, 7/15/32                                           10,704
     10,004                 Government National Mortgage Association I,
                            6.5%, 8/15/28                                           11,415
     36,782                 Government National Mortgage Association I,
                            6.5%, 8/15/32                                           41,973
     51,935                 Government National Mortgage Association I,
                            6.5%, 8/15/32                                           59,622
     24,174                 Government National Mortgage Association I,
                            6.5%, 9/15/31                                           27,585
     24,992                 Government National Mortgage Association I,
                            6.5%, 9/15/32                                           30,113
     45,668                 Government National Mortgage Association I,
                            6.5%, 9/15/32                                           52,201
     47,041                 Government National Mortgage Association I,
                            6.5%, 9/15/32                                           53,912
      8,400                 Government National Mortgage Association I,
                            6.75%, 4/15/26                                           9,585
     19,437                 Government National Mortgage Association I,
                            7.0%, 1/15/28                                           21,864
    144,044                 Government National Mortgage Association I,
                            7.0%, 1/15/31                                          155,097
      3,438                 Government National Mortgage Association I,
                            7.0%, 10/15/16                                           3,448
     12,871                 Government National Mortgage Association I,
                            7.0%, 11/15/26                                          14,884
     69,390                 Government National Mortgage Association I,
                            7.0%, 11/15/29                                          79,325
      8,735                 Government National Mortgage Association I,
                            7.0%, 11/15/31                                           9,075
     33,309                 Government National Mortgage Association I,
                            7.0%, 12/15/30                                          34,366
     41,446                 Government National Mortgage Association I,
                            7.0%, 12/15/30                                          42,522
     47,893                 Government National Mortgage Association I,
                            7.0%, 12/15/30                                          57,536
     27,246                 Government National Mortgage Association I,
                            7.0%, 2/15/28                                           30,465
     27,154                 Government National Mortgage Association I,
                            7.0%, 3/15/28                                           30,298
     58,941                 Government National Mortgage Association I,
                            7.0%, 3/15/32                                           66,704
     33,575                 Government National Mortgage Association I,
                            7.0%, 4/15/28                                           37,477

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 23

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     29,235                 Government National Mortgage Association I,
                            7.0%, 4/15/29                                    $      32,600
     15,464                 Government National Mortgage Association I,
                            7.0%, 4/15/31                                           16,623
     48,422                 Government National Mortgage Association I,
                            7.0%, 4/15/32                                           55,156
     68,625                 Government National Mortgage Association I,
                            7.0%, 5/15/29                                           76,744
      8,705                 Government National Mortgage Association I,
                            7.0%, 5/15/31                                            9,126
     28,550                 Government National Mortgage Association I,
                            7.0%, 6/15/27                                           33,623
      5,202                 Government National Mortgage Association I,
                            7.0%, 6/15/29                                            5,243
     36,971                 Government National Mortgage Association I,
                            7.0%, 7/15/25                                           42,469
      6,575                 Government National Mortgage Association I,
                            7.0%, 7/15/28                                            6,632
     29,934                 Government National Mortgage Association I,
                            7.0%, 7/15/28                                           33,955
     16,247                 Government National Mortgage Association I,
                            7.0%, 7/15/29                                           18,645
     28,202                 Government National Mortgage Association I,
                            7.0%, 8/15/23                                           31,083
     83,283                 Government National Mortgage Association I,
                            7.0%, 9/15/24                                           97,190
     42,292                 Government National Mortgage Association I,
                            7.0%, 9/15/31                                           47,797
     44,604                 Government National Mortgage Association I,
                            7.5%, 10/15/23                                          50,193
     57,934                 Government National Mortgage Association I,
                            7.5%, 10/15/27                                          67,250
     13,906                 Government National Mortgage Association I,
                            7.5%, 10/15/29                                          15,869
      4,557                 Government National Mortgage Association I,
                            7.5%, 12/15/25                                           4,750
     24,471                 Government National Mortgage Association I,
                            7.5%, 2/15/27                                           27,722
     16,938                 Government National Mortgage Association I,
                            7.5%, 2/15/31                                           17,699
     10,370                 Government National Mortgage Association I,
                            7.5%, 3/15/23                                           11,365
     44,616                 Government National Mortgage Association I,
                            7.5%, 3/15/27                                           54,218
      7,955                 Government National Mortgage Association I,
                            7.5%, 3/15/31                                            8,314

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     27,577                 Government National Mortgage Association I,
                            7.5%, 4/15/23                                    $      27,960
      1,753                 Government National Mortgage Association I,
                            7.5%, 6/15/24                                            1,825
     17,697                 Government National Mortgage Association I,
                            7.5%, 6/15/29                                           20,257
     11,510                 Government National Mortgage Association I,
                            7.5%, 8/15/25                                           11,858
      1,142                 Government National Mortgage Association I,
                            7.5%, 8/15/29                                            1,156
      2,996                 Government National Mortgage Association I,
                            7.5%, 8/15/29                                            3,081
      6,952                 Government National Mortgage Association I,
                            7.5%, 9/15/25                                            7,855
      3,889                 Government National Mortgage Association I,
                            7.5%, 9/15/25                                            3,903
     66,938                 Government National Mortgage Association I,
                            7.5%, 9/15/29                                           70,230
     38,264                 Government National Mortgage Association I,
                            8.25%, 5/15/20                                          41,897
      2,126                 Government National Mortgage Association I,
                            8.5%, 8/15/21                                            2,136
      9,510                 Government National Mortgage Association I,
                            9.0%, 1/15/20                                            9,715
      1,289                 Government National Mortgage Association I,
                            9.0%, 12/15/19                                           1,409
      2,303                 Government National Mortgage Association I,
                            9.0%, 6/15/22                                            2,416
        292                 Government National Mortgage Association I,
                            9.0%, 9/15/21                                              323
    188,396                 Government National Mortgage Association II,
                            4.0%, 10/20/44                                         200,172
     36,906                 Government National Mortgage Association II,
                            5.0%, 1/20/20                                           39,452
    101,036                 Government National Mortgage Association II,
                            5.0%, 12/20/18                                         107,172
     69,135                 Government National Mortgage Association II,
                            5.0%, 2/20/19                                           73,325
    236,588                 Government National Mortgage Association II,
                            5.5%, 10/20/37                                         265,556
     68,482                 Government National Mortgage Association II,
                            5.75%, 4/20/33                                          76,740
    155,867                 Government National Mortgage Association II,
                            5.75%, 6/20/33                                         174,652
     29,210                 Government National Mortgage Association II,
                            5.9%, 1/20/28                                           32,787

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 25

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     57,749                 Government National Mortgage Association II,
                            5.9%, 11/20/27                                   $      64,269
    109,569                 Government National Mortgage Association II,
                            5.9%, 7/20/28                                          120,922
    119,846                 Government National Mortgage Association II,
                            6.0%, 1/20/33                                          138,177
     29,103                 Government National Mortgage Association II,
                            6.0%, 10/20/31                                          33,218
    138,645                 Government National Mortgage Association II,
                            6.0%, 10/20/33                                         159,514
     44,823                 Government National Mortgage Association II,
                            6.0%, 12/20/18                                          46,616
     79,999                 Government National Mortgage Association II,
                            6.0%, 6/20/34                                           91,713
     10,766                 Government National Mortgage Association II,
                            6.0%, 7/20/17                                           11,070
     25,495                 Government National Mortgage Association II,
                            6.0%, 7/20/19                                           26,671
     90,744                 Government National Mortgage Association II,
                            6.45%, 1/20/33                                         103,538
     49,179                 Government National Mortgage Association II,
                            6.45%, 11/20/32                                         56,096
     51,209                 Government National Mortgage Association II,
                            6.45%, 7/20/32                                          58,414
     33,173                 Government National Mortgage Association II,
                            6.5%, 1/20/24                                           37,884
     56,375                 Government National Mortgage Association II,
                            6.5%, 10/20/32                                          67,889
     70,519                 Government National Mortgage Association II,
                            6.5%, 3/20/34                                           85,389
     17,833                 Government National Mortgage Association II,
                            6.5%, 4/20/31                                           21,240
     12,979                 Government National Mortgage Association II,
                            6.5%, 6/20/31                                           15,293
     61,224                 Government National Mortgage Association II,
                            6.5%, 8/20/28                                           71,987
     14,519                 Government National Mortgage Association II,
                            7.0%, 1/20/31                                           17,708
     13,255                 Government National Mortgage Association II,
                            7.0%, 11/20/31                                          15,974
      9,634                 Government National Mortgage Association II,
                            7.0%, 2/20/29                                           11,633
      6,896                 Government National Mortgage Association II,
                            7.0%, 3/20/31                                            8,430
     13,190                 Government National Mortgage Association II,
                            7.0%, 5/20/26                                           15,458

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     27,436                 Government National Mortgage Association II,
                            7.0%, 6/20/28                                    $      32,862
     32,938                 Government National Mortgage Association II,
                            7.0%, 7/20/31                                           40,304
     26,138                 Government National Mortgage Association II,
                            7.0%, 8/20/27                                           30,928
      8,379                 Government National Mortgage Association II,
                            7.5%, 12/20/30                                          10,414
     13,766                 Government National Mortgage Association II,
                            7.5%, 5/20/30                                           15,795
      4,584                 Government National Mortgage Association II,
                            7.5%, 6/20/30                                            5,694
     14,171                 Government National Mortgage Association II,
                            7.5%, 7/20/30                                           17,519
     14,727                 Government National Mortgage Association II,
                            7.5%, 8/20/30                                           18,310
     11,819                 Government National Mortgage Association II,
                            8.0%, 3/20/30                                           14,879
     28,674                 Government National Mortgage Association II,
                            8.0%, 4/20/30                                           36,132
         56                 Government National Mortgage Association II,
                            8.0%, 5/20/25                                               63
     15,349                 Government National Mortgage Association II,
                            8.0%, 5/20/30                                           19,306
     18,023                 Government National Mortgage Association II,
                            8.0%, 6/20/30                                           22,770
      2,783                 Government National Mortgage Association II,
                            9.0%, 11/20/24                                           2,796
      2,879                 Government National Mortgage Association II,
                            9.0%, 3/20/22                                            2,878
        406                 Government National Mortgage Association II,
                            9.0%, 4/20/22                                              406
      1,610                 Government National Mortgage Association II,
                            9.0%, 9/20/21                                            1,768
    600,000                 Private Export Funding Corp., 2.25%, 12/15/17          615,118
  1,300,000                 Private Export Funding Corp., 2.8%, 5/15/22          1,323,912
  3,420,000                 Private Export Funding Corp., 4.3%, 12/15/21         3,838,256
  3,000,000                 Private Export Funding Corp., 4.375%, 3/15/19        3,308,061
  1,655,000                 Private Export Funding Corp., 5.45%, 9/15/17         1,809,327
  1,118,085                 Tennessee Valley Authority, 4.929%, 1/15/21          1,234,247
    800,000                 Tennessee Valley Authority, 5.5%, 6/15/38            1,021,658
  1,500,000                 U.S. Treasury Bonds, 3.0%, 5/15/42                   1,522,500
  2,500,000                 U.S. Treasury Bonds, 4.25%, 5/15/39                  3,114,648
  1,650,000                 U.S. Treasury Bonds, 4.5%, 5/15/38                   2,130,434

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 27

------------------------------------------------------------------------------------------
              Floating
 Principal    Rate (b)
 Amount ($)  (unaudited)                                                     Value
------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
  2,503,775                 U.S. Treasury Inflation Indexed Bonds,
                            0.125%, 7/15/24                                  $   2,431,596
    465,000          0.12   U.S. Treasury Note, Floating Rate
                            Note, 7/31/16                                          465,094
  3,000,000                 U.S. Treasury Notes, 0.625%, 5/31/17                 2,998,827
  5,200,000                 U.S. Treasury Notes, 1.875%, 8/31/17                 5,324,706
  3,500,000                 U.S. Treasury Notes, 2.625%, 11/15/20                3,669,533
------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND
                            AGENCY OBLIGATIONS
                            (Cost $75,195,130)                               $  78,257,440
------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 5.8%
  3,000,000                 Israel Government AID Bond, 5.5%, 4/26/24        $   3,676,848
  2,000,000                 Israel Government AID Bond, 5.5%, 9/18/23            2,436,186
------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $5,856,680)                                $   6,113,034
------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 0.6% (d)
                            Municipal General -- 0.3%
     125,000                Virginia Commonwealth Transportation Board,
                            4.0%, 5/15/31                                    $     131,624
     125,000                Virginia Commonwealth Transportation Board,
                            4.0%, 5/15/32                                          131,136
                                                                             -------------
                                                                             $     262,760
------------------------------------------------------------------------------------------
                            Higher Municipal Education -- 0.1%
     100,000                New Jersey Educational Facilities Authority,
                            4.0%, 7/1/45                                     $     104,242
------------------------------------------------------------------------------------------
                            Municipal School District -- 0.1%
     100,000                Frisco Independent School District, 4.0%,
                            8/15/40 (e)                                      $     101,988
      50,000                Frisco Independent School District, 4.0%,
                            8/15/45 (e)                                             50,793
                                                                             -------------
                                                                             $     257,023
------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.1%
     150,000                State of Texas, 4.0%, 10/1/44 (e)                $     154,881
------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $671,430)                                  $     674,664
------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 98.7%
                            (Cost $100,267,176) (a)                          $ 104,369,439
------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 1.3%               $   1,421,190
------------------------------------------------------------------------------------------

                            TOTAL NET ASSETS -- 100.0%                       $ 105,790,629
==========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Annual Report | 7/31/15

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2015, the value of these securities amounted to $1,570,473 or 1.5% of total net assets.

REMICS      Real estate mortgage investment conduits.

(a) At July 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $100,483,012 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $4,341,580
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                              (455,153)
                                                                                     ----------
              Net unrealized appreciation                                            $3,886,427
                                                                                     ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Consists of Revenue Bonds unless otherwise indicated.

(e)         Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2015 aggregated $29,682,955 and $39,112,663, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2015, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------
                                           Level 1   Level 2         Level 3    Total
---------------------------------------------------------------------------------------------
Asset Backed Securities                    $    --   $  4,348,856    $     --   $  4,348,856
Collateralized Mortgage Obligations             --     14,474,958          --     14,474,958
Corporate Bonds                                 --        500,487          --        500,487
U.S. Government and
   Agency Obligations                           --     78,257,440          --     78,257,440
Foreign Government Bonds                        --      6,113,034          --      6,113,034
Municipal Bonds                                 --        674,664          --        674,664
---------------------------------------------------------------------------------------------
Total                                      $    --   $104,369,439    $     --   $104,369,439
=============================================================================================
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                       $86,203   $         --    $     --   $     86,203
---------------------------------------------------------------------------------------------
Total Other Financial Instruments          $86,203   $         --    $     --   $     86,203
=============================================================================================

During the year ended July 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 29

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of July 31, 2015.

---------------------------------------------------------------------------------------------
                                            Level 1       Level 2      Level 3      Total
---------------------------------------------------------------------------------------------
Assets:
Futures collateral                          $     --      $286,270     $    --      $286,270
Liabilities:
Variation margin for futures contracts       (52,687)           --          --       (52,687)
---------------------------------------------------------------------------------------------
Total                                       $(52,687)     $286,270     $    --      $233,583
=============================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Annual Report | 7/31/15

Statement of Assets and Liabilities | 7/31/15

ASSETS:
  Investment in securities (cost $100,267,176)                               $104,369,439
  Cash                                                                            704,686
  Futures collateral                                                              286,270
  Receivables --
     Fund shares sold                                                              32,367
     Interest                                                                     587,583
  Net unrealized appreciation on futures contracts                                 86,203
  Other assets                                                                     66,986
------------------------------------------------------------------------------------------
        Total assets                                                         $106,133,534
==========================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                                $    137,975
      Trustee fees                                                                    706
   Variation margin                                                                52,687
   Due to affiliates                                                               44,975
   Accrued expenses                                                               106,562
------------------------------------------------------------------------------------------
          Total liabilities                                                  $    342,905
==========================================================================================
NET ASSETS:
  Paid-in capital                                                            $111,355,402
  Distributions in excess of net investment income                               (176,497)
  Accumulated net realized loss on investments and futures contracts           (9,576,742)
  Net unrealized appreciation on investments                                    4,102,263
  Net unrealized appreciation on futures contracts                                 86,203
------------------------------------------------------------------------------------------
         Total net assets                                                    $105,790,629
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $89,273,118/9,508,510 shares)                           $        9.39
   Class C (based on $12,043,067/1,282,279 shares)                           $        9.39
   Class Y (based on $4,474,444/476,122 shares)                              $        9.40
MAXIMUM OFFERING PRICE:
   Class A ($9.39 (divided by) 95.5%)                                        $        9.83
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 31

Statement of Operations
For the Year Ended 7/31/15

INVESTMENT INCOME:
   Interest                                                          $3,431,064
---------------------------------------------------------------------------------------------
         Total investment income                                                   $3,431,064
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  556,947
  Transfer agent fees and expenses
     Class A                                                            134,438
     Class B*                                                             4,455
     Class C                                                             12,662
     Class Y                                                                738
  Distribution fees
     Class A                                                            230,421
     Class B*                                                             6,385
     Class C                                                            134,482
  Shareholder communications expense                                    143,706
  Administrative reimbursement                                           48,479
  Custodian fees                                                         40,255
  Registration fees                                                      61,375
  Professional fees                                                      67,777
  Printing expense                                                       31,599
  Fees and expenses of nonaffiliated Trustees                             6,796
  Pricing fees                                                           41,661
  Miscellaneous                                                          39,762
---------------------------------------------------------------------------------------------
         Total expenses                                                            $1,561,938
=============================================================================================
            Net investment income                                                  $1,869,126
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
     Investments                                                     $  209,984
     Futures contracts                                                 (672,887)   $ (462,903)
---------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $  519,863
     Futures contracts                                                  (21,313)   $  498,550
---------------------------------------------------------------------------------------------
   Net gain on investments and futures contracts                                   $   35,647
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $1,904,773
=============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Government Income Fund | Annual Report | 7/31/15

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                               Year Ended       Year Ended
                                                               7/31/15          7/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   1,869,126   $  3,357,783
Net realized loss on investments and futures contracts               (462,903)    (4,775,069)
Change in net unrealized appreciation (depreciation)
  on investments and futures contracts                                498,550      3,858,890
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $   1,904,773   $  2,441,604
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.44 per share, respectively)         $  (1,974,181)  $ (4,602,730)
      Class B* ($0.03 and $0.34 per share, respectively)               (6,643)      (107,545)
      Class C ($0.13 and $0.38 per share, respectively)              (189,668)      (623,375)
      Class Y ($0.23 and $0.48 per share, respectively)              (127,229)      (523,818)
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (2,297,721)  $ (5,857,468)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  23,282,963   $ 19,165,020
Reinvestment of distributions                                       2,212,993      4,972,391
Cost of shares repurchased                                        (36,408,126)   (49,877,652)
--------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from
          Fund share transactions                               $ (10,912,170)  $(25,740,241)
--------------------------------------------------------------------------------------------
       Net decrease in net assets                               $ (11,305,118)  $(29,156,105)
NET ASSETS:
Beginning of year                                                 117,095,747    146,251,852
--------------------------------------------------------------------------------------------
End of year                                                     $ 105,790,629   $117,095,747
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income                $    (176,497)  $   (379,204)
============================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 33

------------------------------------------------------------------------------------------------
                                       ' 15 Shares    '15 Amount     '14 Shares    '14 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                              1,885,188    $ 17,800,006     1,314,683   $ 12,471,203
Reinvestment of distributions              206,177       1,947,677       424,193      4,016,128
Less shares repurchased                 (2,231,395)    (21,057,191)   (3,363,699)   (32,033,970)
------------------------------------------------------------------------------------------------
      Net decrease                        (140,030)   $ (1,309,508)   (1,624,823)  $(15,546,639)
================================================================================================
Class B*
Shares sold or exchanged                        81    $      2,319         1,307   $     13,715
Reinvestment of distributions                  797           6,643        10,129         95,816
Less shares repurchased                   (251,008)     (2,362,723)     (165,758)    (1,579,633)
------------------------------------------------------------------------------------------------
      Net decrease                        (250,130)   $ (2,353,761)     (154,322)  $ (1,470,102)
================================================================================================
Class C
Shares sold                                396,429    $  3,747,195       223,502   $  2,128,412
Reinvestment of distributions               13,912         131,444        40,663        384,816
Less shares repurchased                   (569,714)     (5,384,080)     (809,347)    (7,710,044)
------------------------------------------------------------------------------------------------
      Net decrease                        (159,373)   $ (1,505,441)     (545,182)  $ (5,196,816)
================================================================================================
Class Y
Shares sold                                182,373    $  1,733,443       479,348   $  4,551,690
Reinvestment of distributions               14,620         127,229        50,177        475,631
Less shares repurchased                   (804,736)     (7,604,132)     (897,536)    (8,554,005)
------------------------------------------------------------------------------------------------
      Net decrease                        (607,743)   $ (5,743,460)     (368,011)  $ (3,526,684)
================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Government Income Fund | Annual Report | 7/31/15

Financial Highlights
------------------------------------------------------------------------------------------------------------------
                                                              Year      Year      Year        Year       Year
                                                              Ended     Ended     Ended       Ended      Ended
                                                              7/31/15   7/31/14   7/31/13     7/31/12    7/31/11
------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  9.42   $  9.67   $  10.33    $  10.07   $  10.15
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.16   $  0.26   $   0.38    $   0.27   $   0.32
   Net realized and unrealized gain (loss) on investments        0.01     (0.07)     (0.69)       0.33      (0.03)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.17   $  0.19   $  (0.31)   $   0.60   $   0.29
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.20)  $ (0.44)  $  (0.35)   $  (0.34)  $  (0.37)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.03)  $ (0.25)  $  (0.66)   $   0.26   $  (0.08)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.39   $  9.42   $   9.67    $  10.33   $  10.07
===================================================================================================================
Total return*                                                    1.83%     2.07%     (3.04)%      6.03%      2.95%
Ratio of net expenses to average net assets                      1.33%     1.28%      1.22%       1.14%      1.17%
Ratio of net investment income (loss) to average net assets      1.75%     2.70%      3.72%       2.57%      3.29%
Portfolio turnover rate                                            27%       16%        19%         67%        19%
Net assets, end of period (in thousands)                      $89,273   $90,932   $109,054    $152,020   $131,758
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Government Income Fund | Annual Report | 7/31/15 35

----------------------------------------------------------------------------------------------------------------
                                                             Year        Year      Year       Year      Year
                                                             Ended       Ended     Ended      Ended     Ended
                                                             7/31/15     7/31/14   7/31/13    7/31/12   7/31/11
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.42     $  9.68   $ 10.34    $ 10.08   $ 10.15
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10     $  0.20   $  0.32    $  0.22   $  0.25
   Net realized and unrealized gain (loss) on investments       0.00(a)    (0.08)    (0.69)      0.31     (0.02)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.10     $  0.12   $ (0.37)   $  0.53   $  0.23
----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.13)    $ (0.38)  $ (0.29)   $ (0.27)  $ (0.30)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.03)    $ (0.26)  $ (0.66)   $  0.26   $ (0.07)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.39     $  9.42   $  9.68    $ 10.34   $ 10.08
================================================================================================================
Total return*                                                   1.09%       1.24%    (3.68)%     5.29%     2.32%
Ratio of net expenses to average net assets                     2.02%       2.02%     1.90%      1.83%     1.87%
Ratio of net investment income (loss) to average net assets     1.06%       1.98%     3.10%      1.73%     2.61%
Portfolio turnover rate                                           27%         16%       19%        67%       19%
Net assets, end of period (in thousands)                     $12,043     $13,586   $19,225    $50,230   $26,113
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Government Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------------
                                                               Year       Year       Year       Year      Year
                                                               Ended      Ended      Ended      Ended     Ended
                                                               7/31/15    7/31/14    7/31/13    7/31/12   7/31/11
------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  9.43    $  9.68    $ 10.34    $ 10.07   $ 10.16
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.16    $  0.33    $  0.39    $  0.33   $  0.36
   Net realized and unrealized gain (loss) on investments         0.04      (0.10)     (0.65)      0.32     (0.03)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.20    $  0.23    $ (0.26)   $  0.65   $  0.33
------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.23)   $ (0.48)   $ (0.40)   $ (0.38)  $ (0.42)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.03)   $ (0.25)   $ (0.66)   $  0.27   $ (0.09)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.40    $  9.43    $  9.68    $ 10.34   $ 10.07
==================================================================================================================
Total return*                                                     2.17%      2.48%     (2.65)%     6.56%     3.32%
Ratio of net expenses to average net assets                       0.96%      0.92%      0.85%      0.74%     0.69%
Ratio of net investment income (loss) to average net assets       2.11%      3.03%      3.80%      2.83%     3.85%
Portfolio turnover rate                                             27%        16%        19%        67%       19%
Net assets, end of period (in thousands)                       $ 4,474    $10,219    $14,057    $13,092   $ 6,496
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 37

Notes to Financial Statements | 7/31/15

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

38 Pioneer Government Income Fund | Annual Report | 7/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At July 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

                     Pioneer Government Income Fund | Annual Report | 7/31/15 39

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2015, the Fund reclassified $2,465,526 to decrease paid in capital, $631,302 to decrease undistributed net investment loss, and $1,834,224 to decrease accumulated net realized loss on investments and future contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

40 Pioneer Government Income Fund | Annual Report | 7/31/15

     At July 31, 2015, the Fund was permitted to carry forward indefinitely $844,011 of short-term losses and $5,845,546 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at July 31, 2015, the Fund had a net capital loss carryforward of $2,793,238 of which the amount will expire in 2016 if not utilized.

     During the year ended July 31, 2015, a capital loss carryforward of $2,465,526 was utilized to offset net realized gains by the fund.

     The tax character of distributions paid during the year ended July 31, 2015 and July 31, 2014 was as follows:

     --------------------------------------------------------------------------------
                                                    2015                  2014
     --------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $2,297,721             $5,857,468
     --------------------------------------------------------------------------------
          Total                                     $2,297,721             $5,857,468
     ================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2015:

     --------------------------------------------------------------------------------
                                                                                 2015
     --------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                      $     31,595
     Capital loss carryforward                                            (9,482,795)
     Net unrealized appreciation                                           3,886,427
     --------------------------------------------------------------------------------
          Total                                                         $ (5,564,773)
     ================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,552 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 41

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At July 31, 2015, the Fund had no open repurchase agreements.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2015 was $286,270. Subsequent payments for futures contracts ("variation margin") are paid or

42 Pioneer Government Income Fund | Annual Report | 7/31/15 received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rates and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the year ended July 31, 2015 was $(9,931,887).

     At July 31, 2015, open futures contracts were as follows.

-----------------------------------------------------------------------------------------
                             Number of                                     Unrealized
                             Contracts      Settlement                     Appreciation/
Type                         Long/(Short)   Month/Year   Value             (Depreciation)
-----------------------------------------------------------------------------------------
US Long Bond (CBT)           (71)           9/15         $ (11,071,563)    $ (118,703)
US 10 Year Note (CBT)        (47)           9/15            (5,989,562)       (15,422)
US 5 Year Note (CBT)         (10)           9/15            (1,198,437)        (5,703)
US 2 Year Note (CBT)          17            9/15             3,724,062          8,500
US Ultra Bond (CBT)           46            9/15             7,338,437        217,531
-----------------------------------------------------------------------------------------
   Total                                                 $  (7,197,063)    $   86,203
-----------------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,027 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 43

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $117,709
 Class B                                                                   2,278
 Class C                                                                  16,332
 Class Y                                                                   7,387
--------------------------------------------------------------------------------
     Total                                                              $143,706
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,059 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2015. 4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,889 in distribution fees payable to PFD at July 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2015, CDSCs in the amount of $1,571 were paid to PFD.

44 Pioneer Government Income Fund | Annual Report | 7/31/15

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2015, the Fund's expenses were not reduced under such arrangements.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities:
     Values of derivative instruments as of July 31, 2015 were as follows:

----------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as              Asset Derivatives                Liabilities Derivatives
 Hedging Instruments           ---------------------------------------------------------------------
 Under Accounting              Statement of           Value     Statement of              Value
 Standards Codification        Assets and Liabilities           Assets and Liabilities
 (ASC) 815                     Location                         Location
----------------------------------------------------------------------------------------------------
 Futures contracts             Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               futures contracts      $86,203   futures contracts         $       --
----------------------------------------------------------------------------------------------------
 Total                                                $86,203                             $       --
====================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2015 was as follows:

----------------------------------------------------------------------------------------------------
                                                                                   Change in
 Derivatives Not                                                                    Unrealized
 Accounted for as                                                    Realized       Appreciation/
 Hedging Instruments                                                 Gain/(Loss)    (Depreciation)
 Under Accounting          Location of Gain/(Loss)                   on Derivatives on Derivatives
 Standards Codification    on Derivatives Recognized                 Recognized     Recognized
 (ASC) 815                 in Income                                 in Income      in Income
----------------------------------------------------------------------------------------------------
 Futures contracts         Net realized gain (loss) on
                           futures contracts                         $(672,887)

 Futures contracts         Change in net unrealized appreciation
                           (depreciation) on futures contracts                      $(21,313)

7. Conversion of Class B Shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Fund were converted to Class A shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended July 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund as of July 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 24, 2015

46 Pioneer Government Income Fund | Annual Report | 7/31/15

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 92.1%.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Government Income Fund | Annual Report | 7/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships
Position Held with the Fund Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)        Trustee since       Private investor (2004 - 2008 and 2013 -           Director, Broadridge Financial
Chairman of the Board and   2006. Serves until  present); Chairman (2008 - 2013) and Chief         Solutions, Inc. (investor
Trustee                     a successor         Executive Officer (2008 - 2012), Quadriserv, Inc.  communications and securities
                            trustee is elected  (technology products for securities lending        processing provider for
                            or earlier          industry); and Senior Executive Vice President,    financial services industry)
                            retirement or       The Bank of New York (financial and securities     (2009 - present); Director,
                            removal.            services) (1986 - 2004)                            Quadriserv, Inc. (2005 -
                                                                                                   2013); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)          Trustee since       Managing Partner, Federal City Capital Advisors    Director of New York Mortgage
Trustee                     2005. Serves until  (corporate advisory services company) (1997 -      Trust(publicly-traded mortgage
                            a successor         2004 and 2008 - present); Interim Chief Executive  REIT) (2004 - 2009, 2012 -
                            trustee is elected  Officer, Oxford Analytica, Inc. (privately-held    present); Director of The
                            or earlier          research and consulting company) (2010); Executive Swiss Helvetia Fund, Inc.
                            retirement or       Vice President and Chief Financial Officer,        (closed-end fund) (2010 -
                            removal.            I-trax, Inc. (publicly traded health care          present); Director of Oxford
                                                services company) (2004 - 2007); and Executive     Analytica, Inc. (2008 -
                                                Vice President and Chief Financial Officer,        present); and Director of
                                                Pedestal Inc. (internet-based mortgage trading     Enterprise Community
                                                company) (2000 - 2002); Private consultant (1995   Investment, Inc.
                                                - 1997), Managing Director,                        (privately-held affordable
                                                Lehman Brothers (investment banking firm) (1992 -  housing finance company) (1985
                                                1995); and Executive, The World Bank (1979 -       - 2010)
                                                1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)   Trustee since       William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                     2008. Serves until  Economy, Harvard University (1972 - present)       Funds Investment Trust and
                            a successor                                                            Mellon Institutional Funds
                            trustee is elected                                                     Master Portfolio (oversaw 17
                            or earlier                                                             portfolios in fund complex)
                            retirement or                                                          (1989-2008)
                            removal.
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/15 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                     Other Directorships Held by
Position Held with the Fund Length of Service   Principal Occupation                               Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)   Trustee since       Founding Director, Vice President and Corporate    None
Trustee                     2005. Serves until  Secretary, The Winthrop Group, Inc. (consulting
                            a successor         firm) (1982 - present); Desautels Faculty of
                            trustee is elected  Management, McGill University (1999 - present);
                            or earlier          and Manager of Research Operations and
                            retirement or       Organizational Learning, Xerox PARC, Xerox's
                            removal.            advance research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)    Trustee since       President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                     2005. Serves until  Piret & Company, Inc. (investment banking firm)    Income Fund, Inc. (closed-end
                            a successor         (1981 - present)                                   investment company) (2004 -
                            trustee is elected                                                     present); and Member, Board of
                            or earlier                                                             Governors, Investment Company
                            retirement or                                                          Institute (2000 - 2006)
                            removal.
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)      Trustee since       Consultant (investment company services) (2012 -   None
Trustee                     2014. Serves until  present); Executive Vice President, BNY Mellon
                            a successor         (financial and investment company services) (1969
                            trustee is elected  -2012); Director, BNY International Financing
                            or earlier          Corp. (financial services) (2002 - 2012); and
                            retirement or       Director, Mellon Overseas Investment Corp.
                            removal.            (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Government Income Fund | Annual Report | 7/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*      Trustee since 2014.    Director and Executive Vice President (since 2008) and    None
Trustee                      Serves until a         Chief Investment Officer, U.S. (since 2010) of PIM-USA;
                             successor trustee is   Executive Vice President of Pioneer (since 2008);
                             elected or earlier     Executive Vice President of Pioneer Institutional Asset
                             retirement or          Management, Inc. (since 2009); and Portfolio Manager of
                             removal.               Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 51

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                             Other Directorships
Position Held with the Fund Length of Service      Principal Occupation                                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**     Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds (healthcare   None
Advisory Trustee            since 2014.            workers union pension funds) (2001 - present); Vice
                                                   President - International Investments Group, American
                                                   International Group, Inc. (insurance company) (1993 -
                                                   2001); Vice President Corporate Finance and Treasury
                                                   Group, Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                                                   Vice President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation (government-sponsored
                                                   issuer of debt securities) (1988 - 1990); Mortgage
                                                   Strategies Group, Shearson Lehman Hutton, Inc.
                                                   (investment bank) (1987 - 1988); and Mortgage
                                                   Strategies Group, Drexel Burnham Lambert, Ltd.
                                                   (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

52 Pioneer Government Income Fund | Annual Report | 7/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                                Other Directorships
Position Held with the Fund Length of Service      Principal Occupation                                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)          Since 2014. Serves at  Chair, Director, CEO and President of Pioneer              None
President and Chief         the discretion of the  Investment Management-USA (since September 2014);
Executive Officer           Board.                 Chair, Director, CEO and President of Pioneer
                                                   Investment Management, Inc. (since September 2014);
                                                   Chair, Director, CEO and President of Pioneer Funds
                                                   Distributor, Inc. (since September 2014); Chair,
                                                   Director, CEO and President of Pioneer Institutional
                                                   Asset Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since September
                                                   2014); Managing Director, Morgan Stanley Investment
                                                   Management (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance Management
                                                   (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)  Since 2005. Serves at  Vice President and Associate General Counsel of Pioneer    None
Secretary and Chief Legal   the discretion of the  since January 2008; Secretary and Chief Legal Officer of
Officer                     Board.                 all of the Pioneer Funds since June 2010; Assistant
                                                   Secretary of all of the Pioneer Funds from September
                                                   2003 to May 2010; and Vice President and Senior Counsel
                                                   of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)      Since 2010. Serves at  Fund Governance Director of Pioneer since December 2006    None
Assistant Secretary         the discretion of the  and Assistant Secretary of all the Pioneer Funds since
                            Board.                 June 2010; Manager - Fund Governance of Pioneer from
                                                   December 2003 to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)           Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and Assistant     None
Assistant Secretary         the discretion of the  Secretary of all the Pioneer Funds since June 2010; and
                            Board.                 Counsel of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)        Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer of    None
Treasurer and Chief         the discretion of the  all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting    Board.                 Treasurer of Pioneer from March 2004 to February 2008;
Officer                                            and Assistant Treasurer of all of the Pioneer Funds
                                                   from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/15 53

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)        Since 2005. Serves at  Director - Fund Treasury of Pioneer; and Assistant        None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer    None
Assistant Treasurer          the discretion of the  since November 2008; Assistant Treasurer of all of the
                             Board.                 Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62) Chief   Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the        None
Compliance Officer           the discretion of the  Pioneer Funds since March 2010; Chief Compliance Officer
                             Board.                 of Pioneer Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of Vanderbilt
                                                    Capital Advisors, LLC since July 2012: Director of
                                                    Adviser and Portfolio Compliance at Pioneer since
                                                    October 2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to October
                                                    2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and      None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      Board.                 since 2006
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Government Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 55

                          This page for your notes.

56 Pioneer Government Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 57

                          This page for your notes.

58 Pioneer Government Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/15 59

                           This page for your notes.

60 Pioneer Government Income Fund | Annual Report | 7/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19422-09-0915

                        Pioneer Multi-Asset
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMAIX
                        Class C     PMACX
                        Class K     PMFKX
                        Class R     PMFRX
                        Class Y     PMFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          53

Notes to Financial Statements                                                 62

Report of Independent Registered Public Accounting Firm                       78

Trustees, Officers and Service Providers                                      80

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 1

President's Letter

Dear Shareholder,

In the second half of 2015, two main issues have been dominating the attention of global investors and policymakers alike, and shaping the current investment environment: The Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates in the U.S., and the increasing divergence in economic activity around the globe. As 2015 began, market expectations were that the Fed would likely begin raising interest rates by the middle of the year, but a sluggish gross domestic product report in the first calendar quarter as well as relatively benign inflation and wage growth contributed to the Fed's taking a more cautionary approach and delaying the start of its rate-hike cycle. At the same time, however, the U.S. labor market has continued its robust improvement, moving the Fed closer to declaring victory on one of its main monetary policy objectives -- full employment.

Meanwhile, global economic activity has continued to diverge, with developed economies experiencing above-trend growth and most emerging markets economies lagging the rest of the world. The slower pace of economic activity in the emerging markets has been most evident in China, as the country's economy continues to undergo a long, potentially painful adjustment from investment-led growth to consumption-oriented growth. This divergence in global economic cycles is likely to continue for some time, and we would expect an increased level of volatility as global capital markets and policymakers adjust.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short-and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 3

Portfolio Management Discussion | 7/31/15

In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies during the 12-period ended July 31, 2015, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president, Director of Investment Grade, and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended July 31, 2015?

A The Fund's Class A shares returned -1.10% at net asset value during the 12-month period ended July 31, 2015, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)1, returned 2.82% and 2.83%, respectively. During the same period, the average return of the 369 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 1.59%, and the average return of the 806 mutual funds in Morningstar's Conservative Allocation Funds category was 1.17%.

Q How would you characterize the global investment environment during the 12-month period ended July 31, 2015?

A The global financial markets produced wide-ranging results for the 12-month period, as investors absorbed a steady flow of macroeconomic and geopolitical news and a meaningful rise in volatility. Prospects for the U.S. economy generally improved over the period, despite occasional setbacks such as a weak gross domestic product report for the first calendar quarter of 2015. As a result of the better domestic economic news, speculation about the timing of the Fed's first increase in the benchmark

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

     Federal funds rate dominated investor discourse for the balance of the 12-month period, and the uncertainty pressured interest-rate-sensitive investments, including high-yield bonds.

     With the exception of Japan, international equity and fixed-income markets posted weak or even negative results for the 12-month period. The Greek debt crisis, geopolitical tensions in the Ukraine and the Middle East, and sluggish economic growth in many emerging markets -- particularly China -- headed a list of challenges facing international investors. In addition, oil prices began to decline significantly in late 2014/early 2015. While prices eventually recovered, somewhat, from their March 2015 trough, crude oil still finished the 12-month period well behind July 2014 price levels. The development added yet another dimension to the debate about global economic growth, given the speed and magnitude of the price drop.

     The interplay of those and other factors rippled across industry sectors, countries, and asset classes. Commodities, international stocks and bonds, and the emerging markets generally felt the weight of the developments most acutely. On the other hand, U.S. stocks, by and large, delivered solid results for the 12-month period, despite challenges presented to U.S. multinational corporations by a strong U.S. dollar. U.S. stocks outperformed most international indices by a considerable margin during the period, and Japanese stocks also delivered solid results.

Q What were the main factors behind the Fund's underperformance of its benchmarks (the Barclays Index and the MSCI Index) during the 12-month period ended July 31, 2015?

A The Fund's lagging absolute and benchmark-relative performance was driven largely by the portfolio's high-yield bond allocation, particularly holdings of bonds issued by companies with exposure to falling oil and gas prices. Debt issued by companies in energy-related industries accounts for a relatively large portion of the high-yield market (more than 15%), and so the sharp drop in oil prices had a profoundly negative effect on the asset class during the period. Based on our belief that oil is likely to face continued price weakness over the foreseeable future, we reduced the portfolio's exposure to energy bonds in the high-yield market towards the end of the first half of the reporting period and sold all of the portfolio's oil-related stocks by the end of 2014. We believe the decision was helpful in limiting portfolio volatility in the second half of the reporting period, but that was not enough to offset the negative influence of the high-yield energy

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 5 holdings on the Fund's performance over the full 12 months. Going forward, we do not believe the performance of the energy sector will be a large driver of the Fund's performance.

     Other drags on the Fund's benchmark-relative performance during the period included an underweight to U.S. Treasuries as well as exposure to international equities.

     With regard to Treasuries, the asset class delivered decent performance relative to other fixed-income alternatives, especially in the fourth quarter of 2014 when they outperformed riskier credit-sensitive assets. That said, we continue to believe that there is better value to be found outside the government sector within fixed income, and have maintained a portfolio overweight to higher-yielding, lower-rated corporate bonds. Lower-quality bonds also may be less sensitive to rising interest rates than other asset classes, such as investment-grade bonds and emerging markets securities.

     International equities lagged U.S. stocks during the period, with the underperformance compounded by their performance results being translated back into the stronger U.S. dollar-denominated returns. An accommodative European Central Bank (ECB) has been proactive in its efforts to avoid a deflationary spiral in the euro zone, but slower growth caused the euro to fall to a multi-year low versus the U.S. dollar during the period. In the Pacific Rim, the Japanese economy contracted and investor enthusiasm for "Abenomics" faded during the period. However, Japan's stock market fared reasonably well as earnings of Japanese companies improved -- a trend that we expect to continue in the second half of 2015.

     Individual securities which detracted from the Fund's performance during the period included a portfolio position in American Realty, a real estate investment trust (REIT). The company's performance suffered when it disclosed accounting irregularities and a subsequent cover-up, thus inviting a regulatory probe. We immediately sold the holding from the portfolio following the announcement. On the fixed-income side of the portfolio, the debt of Samson Investment, an oil and gas exploration-and-production company, was one of the holdings from the energy sector that detracted from the Fund's performance. We sold the position earlier this year as part of our strategy to reduce the portfolio's exposure to high-yield energy bonds.

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Q Which of your investment decisions had a positive effect on the Fund's performance during the 12-month period ended July 31, 2015?

A Positive security selection results among the Fund's holdings in health care made a strong contribution to relative returns during the period. Within the sector, shares of Pfizer and Johnson & Johnson augmented the Fund's performance. In addition, our decision to limit the portfolio's exposure to energy, commodities and basic materials helped relative returns. Among the Fund's Japanese equity holdings, positions in Mitsubishi UFJ Financial, Japan Tobacco, and NTT were solid contributors to performance during the 12-month period as the Japanese stock market outperformed its international peers.

Q Did the use of derivative investments have a material effect on the Fund's performance during the 12-month period ended July 31, 2015?

A During the reporting period, we saw a high degree of currency fluctuations that proved to be performance headwinds for the Fund. That was especially true for the portfolio's international equity holdings when, as noted above, their performance gains in local currencies were converted back into the stronger U.S. dollar.

     To mitigate that risk, we used forward currency contracts in an attempt to "hedge" the impact of currency movements on certain positions within the portfolio.

     Also, as an equity hedge, we purchased a "put" option on the Standard & Poor's 500 Index in an attempt to protect the Fund should any stock market correction occur. The option will expire in October 2015. (A "put" option is a contractual agreement that gives the contract owner the right, but not the obligation, to sell a security at a pre-determined, fixed price for a certain period of time, regardless of the current market price of that security.)

     The use of these derivatives did not have a material effect on the Fund's performance during the period.

Q Could you discuss the status of the Fund's yield during the 12-month period ended July 31, 2015?

A The income generated by the portfolio's holdings contributed to a very competitive yield during the 12-month period.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 7

     The Fund made a special distribution of $0.1423 per share in December 2014, which included the $0.0500 monthly dividend* as well as an extra $0.0923 payout resulting from higher-than-expected income generation from the portfolio's equity holdings. Beginning in January 2015, the Fund's monthly dividend was slightly reduced compared with 2014 levels. This development was a reflection of weak global economic growth trends, subdued global inflation and, by extension, the continuing low-interest-rate environment in both the United States and abroad, which had a limiting effect on the amount of income the portfolio's investments could generate.

Q Did the Fund's asset allocation change during the course of the 12-month period ended July 31, 2015?

A We did not implement any major shifts in the Fund's investment strategy during the period; however, we did take advantage of market corrections to invest selectively in what we considered to be attractively priced securities in the international equity and high-yield bond markets. We also pared back the Fund's already limited exposure to business development companies and REITs and invested the proceeds from those sales in the stocks of U.S. and Japanese financial firms. By the midpoint of the 12-month reporting period, we had evenly spread the Fund's assets between income-oriented equities -- with an emphasis on less-cyclical investments, such as pharmaceutical firms, in an attempt to reduce market volatility -- and fixed-income securities with more of a cyclical orientation. We believe this approach may position the Fund's portfolio to be more sensitive to an improving economy rather than to interest-rate movements. Within the fixed-income portion of the portfolio, as mentioned earlier, we continued to overweight U.S. high-yield debt (even though we reduced energy exposure), given the solid domestic economic backdrop.

Q    What is your outlook for the coming months?

A Looking ahead, we expect to maintain a more conservative bias in the portfolio, given signs of a deceleration in global economic growth. China's slowdown is proving to be a big headwind for global growth, and that fact became even more apparent in the weeks following the close of the reporting period when the markets had a sharply negative reaction to the Chinese government's decision to devalue the yuan.

* Dividends are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Accordingly, we believe China's slump, currency trends, and questions about the timing of the Fed's first rate hike will be some of the dominant topics contributing to heightened market volatility in the coming months. Against this complex backdrop, we would expect the performance of the various asset classes to be more varied, making asset allocation decisions as important as security selection to overall performance. As such, we believe the portfolio's current positioning, with an emphasis on U.S. high-yield bonds within the fixed-income allocation and large overweights in the health care and financials sectors within the equity portion, will have the greatest effect on the Fund's returns going forward.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 9

Please refer to the Schedule of Investments on pages 21-52 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 11

Portfolio Summary | 7/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       34.5%
International Common Stocks                                                26.9%
U.S. Common Stocks                                                         25.6%
International Corporate Bonds                                               5.8%
Collateralized Mortgage Obligations                                         1.8%
Exchange Traded Funds                                                       1.4%
Asset Backed Securities                                                     1.1%
Senior Secured Loans                                                        1.0%
Municipal Bonds                                                             0.9%
Convertible Corporate Bonds                                                 0.3%
U.S. Preferred Stocks                                                       0.2%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bonds                                                    0.2%
Purchased Put Options                                                       0.1%

* Includes investments in Insurance Linked Securities totaling 2.3% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.5%
Health Care                                                                15.8%
Consumer Discretionary                                                     10.6%
Energy                                                                      9.8%
Information Technology                                                      9.4%
Consumer Staples                                                            9.2%
Industrials                                                                 6.4%
Telecommunication Services                                                  4.9%
Materials                                                                   4.4%
Utilities                                                                   2.1%
Government                                                                  0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Pfizer, Inc.                                                         3.18%
--------------------------------------------------------------------------------
 2.   Johnson & Johnson                                                    2.73
--------------------------------------------------------------------------------
 3.   Avance Gas Holding, Ltd.                                             1.72
--------------------------------------------------------------------------------
 4.   Dhabi Commercial Bank PJSC                                           1.72
--------------------------------------------------------------------------------
 5.   Apollo Investment Corp.                                              1.68
--------------------------------------------------------------------------------
 6.   Merck & Co., Inc.                                                    1.60
--------------------------------------------------------------------------------
 7.   Roche Holding AG                                                     1.46
--------------------------------------------------------------------------------
 8.   Japan Tobacco, Inc.                                                  1.45
--------------------------------------------------------------------------------
 9.   JPMorgan Chase & Co.                                                 1.40
--------------------------------------------------------------------------------
10.   Microsoft Corp.                                                      1.36
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Prices and Distributions | 7/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                        7/31/15                        7/31/14
--------------------------------------------------------------------------------
            A                           $11.15                         $11.94
--------------------------------------------------------------------------------
            C                           $11.12                         $11.91
--------------------------------------------------------------------------------
            Y                           $11.14                         $11.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                        7/31/15                        12/1/14*
--------------------------------------------------------------------------------
            K                           $11.15                         $11.50
--------------------------------------------------------------------------------
            R                           $11.20                         $11.50
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-7/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment          Short-Term          Long-Term
          Class             Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A              $0.6573                $--                 $--
--------------------------------------------------------------------------------
            C              $0.5644                $--                 $--
--------------------------------------------------------------------------------
            K              $0.4768                $--                 $--
--------------------------------------------------------------------------------
            R              $0.4286                $--                 $--
--------------------------------------------------------------------------------
            Y              $0.6813                $--                 $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

* Share classes commenced operations on December 1, 2014.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 13

Performance Update | 7/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                                     MSCI
                                                     All
                   Net      Public      Barclays     Country
                   Asset    Offering    Aggregate    World
                   Value    Price       Bond         ND
Period             (NAV)    (POP)       Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            9.58%    8.20%      2.50%        12.89%
1 Year             -1.10    -5.53       2.82          2.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross    Net
--------------------------------------------------------------------------------
                   1.40%    1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate    MSCI All Country
                   Income Fund           Bond Index            World ND Index
12/31/2011         $ 9,550              $10,000                $10,000
7/31/2012          $10,372              $10,378                $10,710
7/31/2013          $11,775              $10,181                $12,905
7/31/2014          $13,396              $10,585                $14,958
7/31/2015          $13,249              $10,884                $15,382

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Performance Update | 7/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                                     MSCI
                                                     All
                                        Barclays     Country
                                        Aggregate    World
                   If       If          Bond         ND
Period             Held     Redeemed    Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            8.66%    8.66%      2.50%        12.89%
1 Year             -1.89    -1.89       2.82          2.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   2.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate    MSCI All Country
                   Income Fund           Bond Index            World ND Index
12/31/2011         $10,000               $10,000               $10,000
7/31/2012          $10,812               $10,378               $10,710
7/31/2013          $12,151               $10,181               $12,905
7/31/2014          $13,711               $10,585               $14,958
7/31/2015          $13,452               $10,884               $15,382

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 15

Performance Update | 7/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                        MSCI
                                        All
                   Net      Barclays    Country
                   Asset    Aggregate   World
                   Value    Bond        ND
Period             (NAV)    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            9.65%   2.50%       12.89%
1 Year             -0.89    2.82         2.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate    MSCI All Country
                   Income Fund           Bond Index            World ND Index
12/31/2011         $10,000               $10,000               $10,000
7/31/2012          $10,858               $10,378               $10,710
7/31/2013          $12,326               $10,181               $12,905
7/31/2014          $14,024               $10,585               $14,958
7/31/2015          $13,899               $10,884               $15,382

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Performance Update | 7/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                        MSCI
                                        All
                   Net      Barclays    Country
                   Asset    Aggregate   World
                   Value    Bond        ND
Period             (NAV)    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            9.65%   2.50%       12.89%
1 Year             -0.86    2.82         2.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Multi-Asset   Barclays Aggregate    MSCI All Country
                   Income Fund           Bond Index            World ND Index
12/31/2011         $10,000               $10,000               $10,000
7/31/2012          $10,858               $10,378               $10,710
7/31/2013          $12,326               $10,181               $12,905
7/31/2014          $14,024               $10,585               $14,958
7/31/2015          $13,903               $10,884               $15,382

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 17

Performance Update | 7/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2015)
--------------------------------------------------------------------------------
                                        MSCI
                                        All
                   Net      Barclays    Country
                   Asset    Aggregate   World
                   Value    Bond        ND
Period             (NAV)    Index       Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            9.76%   2.50%       12.89%
1 Year             -0.89    2.82         2.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross    Net
--------------------------------------------------------------------------------
                   1.11%    1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Multi-Asset   Barclays Aggregate    MSCI All Country
                   Income Fund           Bond Index            World ND Index
12/31/2011         $5,000,000            $5,000,000            $5,000,000
7/31/2012          $5,438,634            $5,189,203            $5,355,020
7/31/2013          $6,174,439            $5,090,349            $6,452,651
7/31/2014          $7,039,302            $5,292,408            $7,479,183
7/31/2015          $6,976,906            $5,441,860            $7,691,060

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2015, through July 31, 2015.

---------------------------------------------------------------------------------
Share Class                  A           C           K           R          Y
---------------------------------------------------------------------------------
Beginning Account
Value on 2/1/15          $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
---------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 7/31/15               $1,029.46   $1,025.50   $1,051.79   $1,053.20  $1,031.43
---------------------------------------------------------------------------------
Expenses Paid
During Period*           $    6.69   $   10.90   $    5.65   $    9.57  $    5.69
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33%, 2.17%, 1.11%, 1.88% and 1.13% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2015, through July 31, 2015.

---------------------------------------------------------------------------------
Share Class                  A           C           K           R          Y
---------------------------------------------------------------------------------
Beginning Account
Value on 2/1/15          $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
---------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 7/31/15               $1,018.20   $1,014.03   $1,019.29   $1,015.47  $1,019.19
---------------------------------------------------------------------------------
Expenses Paid
During Period*           $    6.66   $   10.84   $    5.56   $    9.39  $    5.66
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33%, 2.17%, 1.11%, 1.88% and 1.13% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Schedule of Investments | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE CORPORATE BONDS -- 0.3%
                                      ENERGY -- 0.1%
                                      Oil & Gas Exploration & Production -- 0.1%
            1,300,000                 Cobalt International Energy, Inc.,
                                      2.625%, 12/1/19                                   $       872,625
            3,330,000                 Energy XXI, Ltd., 3.0%, 12/15/18                          430,819
                                                                                        ---------------
                                                                                        $     1,303,444
                                                                                        ---------------
                                      Total Energy                                      $     1,303,444
-------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.0%+
                                      Diversified Metals & Mining -- 0.0%+
               27,430                 Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                      (0.0% cash, 9.5% PIK) (PIK) (e)                   $        19,475
                                                                                        ---------------
                                      Total Materials                                   $        19,475
-------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.1%
                                      Electrical Components & Equipment -- 0.1%
            1,410,000                 General Cable Corp., 4.5%, 11/15/29 (Step)        $     1,054,856
                                                                                        ---------------
                                      Total Capital Goods                               $     1,054,856
-------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.0%+
                                      Biotechnology -- 0.0%+
              250,000                 Corsicanto, Ltd., 3.5%, 1/15/32                   $       253,906
                                                                                        ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                     $       253,906
-------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.1%
                                      Mortgage REIT -- 0.1%
              595,000                 Apollo Commercial Real Estate Finance, Inc.,
                                      5.5%, 3/15/19                                     $       596,116
                                                                                        ---------------
                                      Total Real Estate                                 $       596,116
-------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $6,231,628)                                 $     3,227,797
-------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 0.2%
                                      TRANSPORTATION -- 0.0%+
                                      Air Freight & Logistics -- 0.0%+
                   49                 CEVA Group Plc, 12/31/14 (f)*                     $        35,927
                                                                                        ---------------
                                      Total Transportation                              $        35,927
-------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.1%
                                      Diversified Banks -- 0.1%
               36,754         7.12    Citigroup, Inc., Floating Rate Note (Perpetual)   $     1,027,274
                                                                                        ---------------
                                      Total Banks                                       $     1,027,274
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 21

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.1%
                                      Investment Banking & Brokerage -- 0.1%
               30,000          7.12   Morgan Stanley, Floating Rate Note (Perpetual)    $       839,400
                                                                                        ---------------
                                      Total Diversified Financials                      $       839,400
-------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%+
                                      Electric Utilities -- 0.0%+
               10,000                 PPL Capital Funding, Inc., 5.9%, 4/30/73          $       256,900
                                                                                        ---------------
                                      Total Utilities                                   $       256,900
-------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $1,967,400)                                 $     2,159,501
-------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE PREFERRED STOCKS -- 0.3%
                                      ENERGY -- 0.0%+
                                      Oil & Gas Exploration & Production -- 0.0%+
                  500                 Halcon Resources Corp., 5.75% (Perpetual)         $        88,250
                6,300                 Penn VirginiaCorp., 6.0% (Perpetual) (144A)                82,026
                                                                                        ---------------
                                                                                        $       170,276
                                                                                        ---------------
                                      Total Energy                                      $       170,276
-------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.3%
                                      Integrated Telecommunication Services -- 0.3%
               21,750                 Frontier Communications Corp.,
                                      11.125%, 6/29/18                                  $     2,126,062
                                                                                        ---------------
                                      Total Telecommunication Services                  $     2,126,062
-------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE PREFERRED STOCKS
                                      (Cost $3,160,000)                                 $     2,296,338
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 50.2%
                                      ENERGY -- 2.0%
                                      Oil & Gas Exploration & Production -- 0.0%+
               26,968                 Societatea Nationala de Gaze
                                      Naturale ROMGAZ SA                                $       230,902
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.1
              275,692                 Chevron Lubricants Lanka Plc                      $       846,206
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 1.7%
              953,089                 Avance Gas Holding, Ltd.                          $    15,920,618
-------------------------------------------------------------------------------------------------------
                                      Coal & Consumable Fuels -- 0.2%
            2,650,351                 Indo Tambangraya Megah Tbk PT                     $     1,900,552
                                                                                        ---------------
                                      Total Energy                                      $    18,898,278
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.0%+
                                   Diversified Metals & Mining -- 0.0%+
              159,303              Mirabela Nickel, Ltd.*                               $        11,398
                                                                                        ---------------
                                   Total Materials                                      $        11,398
-------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.5%
                                   Electrical Components & Equipment -- 0.1%
               41,330              Prysmian S.p.A.                                      $       947,549
-------------------------------------------------------------------------------------------------------
                                   Heavy Electrical Equipment -- 0.4%
              350,000              Mitsubishi Electric Corp.                            $     3,756,474
-------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
                3,071              Liberty Tire Reclycling LLC (e)                      $            31
                                                                                        ---------------
                                   Total Capital Goods                                  $     4,704,054
-------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                   Diversified Support Services -- 0.0%+
                8,516              TransUnion                                           $       213,752
                                                                                        ---------------
                                   Total Commercial Services & Supplies                 $       213,752
-------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.9%
                                   Air Freight & Logistics -- 0.0%+
                   22              CEVA Group Plc*                                      $        16,598
-------------------------------------------------------------------------------------------------------
                                   Airlines -- 0.9%
               68,034              American Airlines Group, Inc.                              2,728,163
              232,555              easyJet Plc                                                5,971,092
                                                                                        ---------------
                                                                                        $     8,699,255
                                                                                        ---------------
                                   Total Transportation                                 $     8,715,853
-------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 1.8%
                                   Auto Parts & Equipment -- 0.4%
              253,885              SAF-Holland SA*                                      $     3,839,617
-------------------------------------------------------------------------------------------------------
                                   Tires & Rubber -- 0.7%
              181,500              Bridgestone Corp.                                    $     6,845,949
-------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.7%
               56,423              Daimler AG                                           $     5,043,613
               25,200              Toyota Motor Corp.                                         1,679,645
                                                                                        ---------------
                                                                                        $     6,723,258
                                                                                        ---------------
                                   Total Automobiles & Components                       $    17,408,824
-------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 1.2%
                                   Homebuilding -- 0.6%
              571,000              Sekisui Chemical Co., Ltd.                           $     6,359,496
-------------------------------------------------------------------------------------------------------
                                   Footwear -- 0.2%
            1,705,000              Belle International Holdings, Ltd.                   $     1,765,018
-------------------------------------------------------------------------------------------------------
                                   Textiles -- 0.4%
            2,321,000              Pacific Textiles Holdings, Ltd.                      $     3,688,695
                                                                                        ---------------
                                   Total Consumer Durables & Apparel                    $    11,813,209
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 23

-------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.3%
                                      Advertising -- 0.3%
               33,646                 Publicis Groupe SA                                $     2,544,627
                                                                                        ---------------
                                      Total Media                                       $     2,544,627
-------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 0.4%
                                      Drug Retail -- 0.4%
               30,570                 CVS Health Corp.                                  $     3,438,208
                                                                                        ---------------
                                      Total Food & Staples Retailing                    $     3,438,208
-------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 5.6%
                                      Distillers & Vintners -- 1.2%
        1,309,837,958                 Vina San Pedro Tarapaca SA                        $    11,090,117
-------------------------------------------------------------------------------------------------------
                                      Soft Drinks -- 0.6%
              578,931                 Britvic Plc                                       $     6,208,505
-------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 1.6%
               69,876                 Keurig Green Mountain, Inc. (k)                   $     5,243,495
               75,552                 The Kraft Heinz Co.                                     6,004,117
                                      WH Group, Ltd.*                                         4,143,905
                                                                                        ---------------
                                                                                        $    15,391,517
-------------------------------------------------------------------------------------------------------
                                      Tobacco -- 2.2%
              142,212                 Altria Group, Inc.                                $     7,733,489
              343,800                 Japan Tobacco, Inc.                                    13,342,311
                                                                                        ---------------
                                                                                        $    21,075,800
                                                                                        ---------------
                                      Total Food, Beverage & Tobacco                    $    53,765,939
-------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                      Health Care Distributors -- 0.6%
               67,629                 Cardinal Health, Inc.                             $     5,747,112
                                                                                        ---------------
                                      Total Health Care Equipment & Services            $     5,747,112
-------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 11.8%
                                      Biotechnology -- 0.8%
               66,330                 Gilead Sciences, Inc.*                            $     7,817,654
-------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 11.0%
               83,726                 AbbVie, Inc.                                      $     5,861,657
              251,520                 Johnson & Johnson                                      25,204,819
              250,287                 Merck & Co., Inc.                                      14,756,922
               65,780                 Novartis AG                                             6,831,645
              813,946                 Pfizer, Inc.                                           29,350,900
               46,646                 Roche Holding AG                                       13,451,587
              114,369                 Shire Plc                                              10,165,622
                                                                                        ---------------
                                                                                        $   105,623,152
                                                                                        ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                     $   113,440,806
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                                      BANKS -- 6.9%
                                      Diversified Banks -- 5.9%
            7,045,044                 Abu Dhabi Commercial Bank PJSC                    $    15,869,648
          124,085,622                 Corpbanca SA                                            1,251,160
              124,968                 Doha Bank QSC                                           1,818,972
            1,071,924                 First Gulf Bank PJSC                                    4,523,810
               98,170                 HSBC Holdings Plc                                         889,845
              188,686                 JPMorgan Chase & Co.                                   12,930,652
              983,900                 Mitsubishi UFJ Financial Group, Inc.                    7,137,754
              744,543                 Nordea Bank AB                                          9,263,931
              161,853                 Swedbank AB                                             3,789,423
                                                                                        ---------------
                                                                                        $    57,475,195
-------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 1.0%
               95,943                 The PNC Financial Services Group, Inc.            $     9,419,684
                                                                                        ---------------
                                      Total Banks                                       $    66,894,879
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 5.7%
                                      Asset Management & Custody Banks -- 3.6%
              242,155                 Aberdeen Asset Management Plc                     $     1,377,893
            2,256,587                 Apollo Investment Corp.                                15,480,187
              295,316                 Ares Capital Corp.                                      4,751,634
              590,815                 TCP Capital Corp.                                       8,986,296
              300,000                 TriplePoint Venture Growth BDC Corp.                    3,858,000
                                                                                        ---------------
                                                                                        $    34,454,010
-------------------------------------------------------------------------------------------------------
                                      Diversified Capital Markets -- 2.1%
              331,672                 Credit Suisse Group AG                            $     9,755,134
              461,105                 UBS Group AG                                           10,595,144
                                                                                        ---------------
                                                                                        $    20,350,278
                                                                                        ---------------
                                      Total Diversified Financials                      $    54,804,288
-------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.3%
                                      Multi-line Insurance -- 1.3
               42,922                 Allianz SE*                                       $     7,031,813
               18,758                 Zurich Insurance Group AG                               5,706,776
                                                                                        ---------------
                                                                                        $    12,738,589
                                                                                        ---------------
                                      Total Insurance                                   $    12,738,589
-------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.9%
                                      Diversified REIT -- 0.2%
                  345                 Premier Investment Corp.                          $     1,805,869
-------------------------------------------------------------------------------------------------------
                                      Industrial REIT -- 0.7%
            4,041,200                 Mapletree Industrial Trust                        $     4,491,583
            2,260,200                 Mapletree Logistics Trust                               1,829,506
              498,730                 PLA Administradora Industrial S de RL de CV             1,007,857
                                                                                        ---------------
                                                                                        $     7,328,946
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 25

-------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                                      Office REIT -- 0.2%
              118,954                 Alstria Office REIT-AG                            $     1,645,838
-------------------------------------------------------------------------------------------------------
                                      Specialized REIT -- 0.8%
              138,202                 EPR Properties                                    $     7,894,098
                                                                                        ---------------
                                      Total Real Estate                                 $    18,674,751
-------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 3.3%
                                      Internet Software & Services -- 1.0%
              174,456                 eBay, Inc.*                                       $     4,905,703
                7,294                 Google, Inc. (Class A)*                                 4,795,805
                                                                                        ---------------
                                                                                        $     9,701,508
-------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 1.0%
               57,642                 International Business Machines Corp.             $     9,337,428
-------------------------------------------------------------------------------------------------------
                                      Systems Software -- 1.3%
              268,433                 Microsoft Corp.                                   $    12,535,821
                                                                                        ---------------
                                      Total Software & Services                         $    31,574,757
-------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 3.3%
                                      Communications Equipment -- 0.4%
               57,975                 Qualcomm, Inc.                                    $     3,733,010
-------------------------------------------------------------------------------------------------------
                                      Computer Storage & Peripherals -- 1.1%
               85,746                 Apple, Inc.                                       $    10,400,990
-------------------------------------------------------------------------------------------------------
                                      Electronic Equipment Manufacturers -- 0.5%
            1,369,000                 PAX Global Technology, Ltd.*                      $     2,184,380
            2,240,000                 Wasion Group Holdings, Ltd.                             2,951,443
                                                                                        ---------------
                                                                                        $     5,135,823
-------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.4%
            2,719,000                 Yageo Corp.                                       $     3,857,678
-------------------------------------------------------------------------------------------------------
                                      Electronic Manufacturing Services -- 0.1%
              315,000                 Global Display Co., Ltd.                          $     1,213,179
-------------------------------------------------------------------------------------------------------
                                      Technology Hardware, Storage &
                                      Peripherals -- 0.8%
              197,000                 Asustek Computer, Inc.                            $     1,774,290
               50,223                 Neopost SA                                              2,019,077
              130,072                 NetApp, Inc.                                            4,051,743
                                                                                        ---------------
                                                                                        $     7,845,110
                                                                                        ---------------
                                      Total Technology Hardware & Equipment             $    32,185,790
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
-------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.6%
                                      Semiconductors -- 0.6%
            1,273,000                 Advanced Semiconductor Engineering, Inc.          $     1,459,551
            1,542,000                 Transcend Information, Inc.                             4,568,071
                                                                                        ---------------
                                                                                        $     6,027,622
                                                                                        ---------------
                                      Total Semiconductors & Semiconductor
                                      Equipment                                         $     6,027,622
-------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.0%
                                      Integrated Telecommunication Services -- 2.0%
            3,767,346                 Bezeq The Israeli Telecommunication Corp, Ltd.    $     6,937,160
              100,600                 Nippon Telegraph & Telephone Corp.                      3,875,218
              322,085                 Orange SA                                               5,282,774
              432,294                 TDC A/S                                                 3,257,926
                                                                                        ---------------
                                                                                        $    19,353,078
                                                                                        ---------------
                                      Total Telecommunication Services                  $    19,353,078
-------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.2%
                                      Multi-Utilities -- 0.2%
              113,831                 Engie                                             $     2,184,006
                                                                                        ---------------
                                      Total Utilities                                   $     2,184,006
-------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $482,591,280)                               $   485,139,820
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)
-------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES -- 1.0%
                                      CONSUMER SERVICES -- 0.2%
                                      Hotels, Resorts & Cruise Lines -- 0.2%
              603,295                 Westgate Resorts 2014-1 LLC, 5.5%,
                                      12/20/26 (144A)                                   $       601,726
            1,044,931                 Westgate Resorts LLC, 9.5%, 2/20/25 (144A)              1,044,074
                                                                                        ---------------
                                                                                        $     1,645,800
                                                                                        ---------------
                                      Total Consumer Services                           $     1,645,800
-------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.8%
                2,424          6.50   ACE Securities Corp. Manufactured Housing
                                      Trust Series 2003-MH1, Floating Rate Note,
                                      8/15/30 (144A)                                    $         2,429
              800,000                 Ascentium Equipment Receivables 2015-1 LLC,
                                      5.92%, 6/12/23 (144A)                                     802,742
              499,993                 Axis Equipment Finance Receivables III LLC,
                                      5.27%, 5/20/20 (144A)                                     498,990
                7,542                 Bayview Financial Mortgage Pass-Through Trust
                                      2007-B, 6.407%, 8/28/47 (Step)                              7,504
              300,226                 Bayview Opportunity Master Fund IIa Trust
                                      2014-20NPL, 3.475%, 8/28/44 (Step) (144A) (f)             300,837

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 27

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
            1,403,670          3.72   Bayview Opportunity Master Fund Trust
                                      2014-15RPL, Floating Rate Note,
                                      10/28/19 (144A)                                   $     1,402,471
               55,298                 Bear Stearns Asset Backed Securities Trust,
                                      8.41%, 10/25/29 (Step)                                     56,214
              205,000                 Countrywide Asset-Backed Certificates,
                                      5.56%, 1/25/36 (Step)                                     205,617
               50,125          5.24   Countrywide Asset-Backed Certificates, Floating
                                      Rate Note, 1/25/36                                         51,442
               70,017          7.78   GE Mortgage Services LLC, Floating Rate
                                      Note, 3/25/27                                              49,174
              579,353                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    576,890
              750,000                 Leaf Receivables Funding 10 LLC, 5.21%,
                                      7/15/21 (144A)                                            740,674
              200,000                 Nations Equipment Finance Funding I LLC, 5.5%,
                                      5/20/21 (144A)                                            200,500
              250,000                 Navitas Equipment Receivables LLC 2013-1,
                                      5.82%, 6/15/19                                            251,052
            1,000,000                 Navitas Equipment Receivables LLC 2015-1,
                                      5.75%, 5/17/21 (144A)                                   1,002,256
              600,000          4.69   NCF Dealer Floorplan Master Trust, Floating Rate
                                      Note, 10/20/20 (144A)                                     600,000
               83,260                 RASC Series 2003-KS5 Trust, 4.46%,
                                      7/25/33 (Step)                                             82,533
            1,200,000          3.44   Silver Bay Realty 2014-1 Trust, Floating Rate
                                      Note, 9/18/31 (144A)                                    1,172,719
                                                                                        ---------------
                                                                                        $     8,004,044
                                                                                        ---------------
                                      Total Banks                                       $     8,004,044
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.0%+
                                      Other Diversified Financial Services -- 0.0%+
              178,395                 Spirit Master Funding LLC, 5.74%,
                                      3/20/42 (144A)                                    $       195,024
                                                                                        ---------------
                                      Total Diversified Financials                      $       195,024
-------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $9,906,800)                                 $     9,844,868
-------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE
                                      OBLIGATIONS -- 1.7%
                                      BANKS -- 1.7%
                                      Thrifts & Mortgage Finance -- 1.7%
              100,000                 A10 Securitization 2013-1 LLC, 4.7%,
                                      11/17/25 (144A)                                   $       100,105
              100,000                 A10 Securitization 2013-1 LLC, 6.41%,
                                      11/17/25 (144A)                                           100,055

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
              200,000          5.22   Bear Stearns Commercial Mortgage Securities
                                      Trust 2004-TOP16, Floating Rate Note,
                                      2/13/46 (144A)                                    $       206,843
              100,000          5.21   Bear Stearns Commercial Mortgage Securities
                                      Trust 2005-PWR7, Floating Rate Note, 2/11/41               99,939
            1,500,000          5.07   Bear Stearns Commercial Mortgage Securities
                                      Trust 2005-TOP20, Floating Rate Note, 10/12/42          1,500,264
              767,493                 Bear Stearns Commercial Mortgage Securities
                                      Trust 2006-PWR14, 5.273%, 12/11/38                        778,553
               14,073          5.79   CHL Mortgage Pass-Through Trust 2002-32,
                                      Floating Rate Note, 1/25/33                                14,423
               50,000          5.78   Citigroup Commercial Mortgage Trust 2006-C4,
                                      Floating Rate Note, 3/17/49                                51,229
               18,022                 Credit Suisse First Boston Mortgage Securities
                                      Corp., 5.5%, 6/25/33                                       18,263
              100,000          5.14   Credit Suisse First Boston Mortgage Securities
                                      Corp., Floating Rate Note, 10/15/39 (144A)                101,712
              855,000          5.10   Credit Suisse First Boston Mortgage Securities
                                      Corp., Floating Rate Note, 8/15/38                        854,606
              100,000          5.46   DBUBS 2011-LC2 Mortgage Trust, Floating
                                      Rate Note, 7/12/44 (144A)                                 110,765
              250,000          5.14   GE Capital Commercial Mortgage Corp., Floating
                                      Rate Note, 7/10/45 (144A)                                 249,716
              163,819                 Global Mortgage Securitization, Ltd., 5.25%,
                                      11/25/32 (144A)                                           151,620
               64,421                 Global Mortgage Securitization, Ltd., 5.25%,
                                      11/25/32 (144A)                                            61,996
               65,094                 Global Mortgage Securitization, Ltd., 5.25%,
                                      11/25/32 (144A)                                            52,563
               36,659                 Global Mortgage Securitization, Ltd.,
                                      5.25%, 4/25/32                                             26,939
              210,000          5.00   GMAT 2013-1 Trust, Floating Rate Note, 11/25/43           201,231
              675,000          4.09   GS Mortgage Securities Trust 2014-GSFL, Floating
                                      Rate Note, 7/15/31 (144A)                                 668,889
              225,000          6.01   JP Morgan Chase Commercial Mortgage Securities
                                      Trust 2007-LDP12, Floating Rate Note, 2/15/51             229,145
            1,960,000          6.41   JP Morgan Chase Commercial Mortgage Securities
                                      Trust 2014-CBM MZ, Floating Rate Note,
                                      10/15/19 (144A)                                         1,966,272
            1,250,000          3.69   JP Morgan Chase Commercial Mortgage Securities
                                      Trust 2014-FBLU REMICS, Floating Rate Note,
                                      12/15/28 (144A)                                         1,249,411
               23,411          2.86   MASTR Adjustable Rate Mortgages Trust, Floating
                                      Rate Note, 1/25/35                                         23,250
               63,227                 MASTR Alternative Loan Trust 2004-6, 6.0%,
                                      7/25/34                                                    64,329

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 29

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                      Value
-------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
               89,937                 Merrill Lynch Mortgage Investors Trust
                                      Series 2006-AF1, 5.75%, 8/25/36                    $       72,111
            2,300,000          5.33   Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                                      Rate Note, 11/12/37                                     2,299,867
            3,000,000                 ML-CFC Commercial Mortgage Trust 2006-4,
                                      5.239%, 12/12/49                                        3,026,184
              100,000          5.30   Springleaf Mortgage Loan Trust 2012-3, Floating
                                      Rate Note, 12/26/59 (144A)                                102,799
              250,000          5.58   Springleaf Mortgage Loan Trust 2013-1, Floating
                                      Rate Note, 6/25/58 (144A)                                 257,617
            1,000,000          7.11   Velocity Commercial Capital Loan Trust 2015-1,
                                      Floating Rate Note, 6/25/45 (144A)                      1,002,100
               84,000          5.66   Wachovia Bank Commercial Mortgage Trust
                                      Series 2006-C24, Floating Rate Note, 3/15/45               84,613
               25,000          5.95   Wachovia Bank Commercial Mortgage Trust
                                      Series 2007-C34, Floating Rate Note, 5/15/46               26,004
              100,000          5.34   WFRBS Commercial Mortgage Trust 2011-C3,
                                      Floating Rate Note, 3/15/44 (144A)                        109,256
              100,000          4.35   WFRBS Commercial Mortgage Trust 2013-C12,
                                      Floating Rate Note, 3/17/48 (144A)                         97,458
                                                                                        ---------------
                                                                                        $    15,960,127
                                                                                        ---------------
                                      Total Banks                                       $    15,960,127
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.0%+
                                      Other Diversified Financial Services -- 0.0%+
              200,000          5.19   Del Coronado Trust 2013-DEL MZ, Floating
                                      Rate Note, 3/15/18 (144A)                         $       199,500
              100,000          5.91   Morgan Stanley Capital I Trust 2007-IQ15, Floating
                                      Rate Note, 6/11/49                                        106,032
                                                                                        ---------------
                                                                                        $       305,532
                                                                                        ---------------
                                      Total Diversified Financials                      $       305,532
-------------------------------------------------------------------------------------------------------
                                      GOVERNMENT -- 0.0%+
                                      Government -- 0.0%+
               50,000          4.30   Federal Home Loan Mortgage Corp., Floating
                                      Rate Note, 9/26/44 (144A)                         $        51,925
              126,255                 Federal National Mortgage Association REMICS,
                                      3.5%, 1/25/29                                               6,337
              100,000          4.35   FREMF Mortgage Trust 2011-K12, Floating
                                      Rate Note, 1/25/46 (144A)                                 107,398
               24,181          6.46   Government National Mortgage Association
                                      REMICS, Floating Rate Note, 6/20/38                         2,098
                                                                                        ---------------
                                                                                        $       167,758
                                                                                        ---------------
                                      Total Government                                  $       167,758
-------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $16,327,695)                                $    16,433,417
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS -- 38.4%
                                      ENERGY -- 6.8%
                                      Oil & Gas Drilling -- 0.1%
              210,000                 Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)         $       132,300
              170,000                 Parker Drilling Co., 7.5%, 8/1/20                         147,900
              775,000                 Pioneer Energy Services Corp., 6.125%, 3/15/22            538,625
                                                                                        ---------------
                                                                                        $       818,825
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.4%
              700,000                 Exterran Partners LP, 6.0%, 4/1/21                $       638,750
              500,000                 Forum Energy Technologies, Inc., 6.25%, 10/1/21           482,500
            1,395,000          7.78   FTS International, Inc., Floating Rate Note,
                                      6/15/20 (144A)                                          1,340,216
              370,000                 Hiland Partners LP, 5.5%, 5/15/22 (144A)                  381,562
              600,000                 Hiland Partners LP, 7.25%, 10/1/20 (144A)                 647,250
              295,000                 Key Energy Services, Inc., 6.75%, 3/1/21                  144,550
              860,000                 McDermott International, Inc., 8.0%,
                                      5/1/21 (144A)                                             741,750
                                                                                        ---------------
                                                                                        $     4,376,578
-------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.5%
              144,000                 Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24      $        31,320
            4,392,000                 Lukoil International Finance BV, 6.125%,
                                      11/9/20 (144A)                                          4,458,231
                                                                                        ---------------
                                                                                        $     4,489,551
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 4.1%
            1,580,000                 Approach Resources, Inc., 7.0%, 6/15/21           $     1,339,050
              700,000                 Berry Petroleum Co., LLC, 6.375%, 9/15/22                 469,000
              935,000                 Bonanza Creek Energy, Inc., 5.75%, 2/1/23                 757,350
            1,185,000                 Bonanza Creek Energy, Inc., 6.75%, 4/15/21              1,025,025
              430,000                 BreitBurn Energy Partners LP, 7.875%, 4/15/22             296,700
            2,695,000                 Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                 2,586,661
            2,105,000                 Chaparral Energy, Inc., 7.625%, 11/15/22                1,231,425
            1,110,000                 Comstock Resources, Inc., 7.75%, 4/1/19                   399,600
            1,250,000                 Denbury Resources, Inc., 4.625%, 7/15/23                  900,000
            1,125,000                 Denbury Resources, Inc., 5.5%, 5/1/22                     891,562
            2,465,000                 EP Energy LLC, 6.375%, 6/15/23 (144A)                   2,304,775
               50,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                        24,250
            1,270,000                 Gulfport Energy Corp., 6.625%, 5/1/23 (144A)            1,270,000
            2,205,000                 Gulfport Energy Corp., 7.75%, 11/1/20                   2,260,125
              235,000                 Halcon Resources Corp., 8.875%, 5/15/21                   122,200
            1,230,000                 Halcon Resources Corp., 9.75%, 7/15/20                    664,200
            1,025,000                 Legacy Reserves LP, 6.625%, 12/1/21                       794,375
            2,100,000                 Linn Energy LLC, 6.25%, 11/1/19                         1,271,802

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 31

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- (continued)
            1,200,000                 Linn Energy LLC, 6.5%, 9/15/21                    $       690,000
              130,000                 Linn Energy LLC, 7.75%, 2/1/21                             76,050
            2,965,000                 Memorial Production Partners LP, 6.875%, 8/1/22         2,372,000
              740,000                 Memorial Production Partners LP, 7.625%, 5/1/21           621,600
              630,000                 Memorial Resource Development Corp.,
                                      5.875%, 7/1/22                                            593,775
            1,370,000                 Noble Energy, Inc., 5.875%, 6/1/22                      1,469,807
              680,000                 Noble Energy, Inc., 5.875%, 6/1/24                        737,864
            1,365,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20 (144A)         1,201,200
              250,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                    230,000
            1,570,000                 Parsley Energy LLC, 7.5%, 2/15/22 (144A)                1,573,925
              200,000                 PDC Energy, Inc., 7.75%, 10/15/22                         206,250
              200,000                 Penn Virginia Corp., 7.25%, 4/15/19                        85,500
              650,000                 Penn Virginia Corp., 8.5%, 5/1/20                         305,500
              785,000                 Rice Energy Inc., 6.25%, 5/1/22                           741,825
            1,115,000                 RSP Permian, Inc., 6.625%, 10/1/22 (144A)               1,123,362
            2,830,000                 Sanchez Energy Corp., 6.125%, 1/15/23                   2,292,300
               50,000                 SandRidge Energy, Inc., 7.5%, 2/15/23                      15,250
              380,000                 SandRidge Energy, Inc., 7.5%, 3/15/21                     114,000
            1,300,000                 SM Energy Co., 5.0%, 1/15/24                            1,189,500
              485,000                 SM Energy Co., 5.625%, 6/1/25                             458,325
            1,195,000                 Swift Energy Co., 7.875%, 3/1/22                          298,750
              355,000                 Swift Energy Co., 8.875%, 1/15/20                          92,300
            1,300,000                 WPX Energy, Inc., 7.5%, 8/1/20                          1,319,500
            2,900,000                 WPX Energy, Inc., 8.25%, 8/1/23                         2,947,125
                                                                                        ---------------
                                                                                        $    39,363,808
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.5%
            3,550,000                 Calumet Specialty Products Partners LP,
                                      6.5%, 4/15/21                                     $     3,491,780
              170,000                 Calumet Specialty Products Partners LP,
                                      7.625%, 1/15/22                                           172,243
            1,275,000                 Calumet Specialty Products Partners LP,
                                      7.75%, 4/15/23 (144A)                                   1,295,719
              100,000                 Valero Energy Corp., 6.625%, 6/15/37                      114,201
                                                                                        ---------------
                                                                                        $     5,073,943
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 1.2%
              385,000                 Crestwood Midstream Partners LP,
                                      6.125%, 3/1/22                                    $       380,188
              300,000          5.85   DCP Midstream LLC, Floating Rate Note,
                                      5/21/43 (144A)                                            226,500
              790,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                803,825
            1,655,000                 Global Partners LP, 6.25%, 7/15/22                      1,551,562

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- (continued)
            2,070,000                 Global Partners LP, 7.0%, 6/15/23 (144A)          $     1,992,375
              100,000                 Kinder Morgan Energy Partners LP, 5.0%, 8/15/42            85,287
              690,000                 PBF Logistics LP, 6.875%, 5/15/23 (144A)                  688,275
              226,000                 Penn Virginia Resource Partners LP,
                                      6.5%, 5/15/21                                             240,125
              690,000                 Sabine Pass Liquefaction LLC, 5.625%,
                                      3/1/25 (144A)                                             679,650
            1,365,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24            1,357,322
            3,225,000                 Sunoco LP, 6.375%, 4/1/23 (144A)                        3,313,688
                                                                                        ---------------
                                                                                        $    11,318,797
-------------------------------------------------------------------------------------------------------
                                      Coal & Consumable Fuels -- 0.0%+
              950,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19 (f)   $        30,875
                                                                                        ---------------
                                      Total Energy                                      $    65,472,377
-------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 4.3%
                                      Commodity Chemicals -- 1.2%
            2,145,000                 Axiall Corp., 4.875%, 5/15/23                     $     2,064,562
              680,000                 Hexion, Inc., 6.625%, 4/15/20                             623,050
            2,430,000                 Hexion, Inc., 9.0%, 11/15/20                            1,725,300
              950,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                 928,625
            2,375,000                 Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)              2,321,562
            2,500,000                 Tronox Finance LLC, 6.375%, 8/15/20                     2,050,000
            2,535,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                2,078,700
                                                                                        ---------------
                                                                                        $    11,791,799
-------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 0.2%
            2,350,000                 WR Grace & Co-Conn, 5.625%, 10/1/24 (144A)        $     2,397,000
-------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.4%
            1,695,000                 A Schulman, Inc., 6.875%, 6/1/23 (144A)           $     1,716,188
            1,875,000                 Rentech Nitrogen Partners LP, 6.5%,
                                      4/15/21 (144A)                                          1,832,812
                                                                                        ---------------
                                                                                        $     3,549,000
-------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.5%
            1,306,630                 Ardagh Finance Holdings SA, 8.625%,
                                      (0.00% Cash, 8.625% PIK) 6/15/19
                                      (144A) (PIK)                                      $     1,365,428
            1,000,000                 Ardagh Packaging Finance Plc, 6.75%,
                                      1/31/21 (144A)                                          1,025,000
            2,800,000                 Coveris Holdings SA, 7.875%, 11/1/19 (144A)             2,764,132
                                                                                        ---------------
                                                                                        $     5,154,560
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 33

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.3%
              200,000                 Coveris Holding Corp., 10.0%, 6/1/18 (144A)       $       209,000
            2,350,000                 Sealed Air Corp., 6.875%, 7/15/33 (144A)                2,397,000
                                                                                        ---------------
                                                                                        $     2,606,000
-------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.5%
              465,000                 Ausdrill Finance Pty, Ltd., 6.875%,
                                      11/1/19 (144A)                                    $       360,375
            4,385,000                 FMG Resources August 2006 Pty, Ltd.,
                                      9.75%, 3/1/22 (144A)                                    4,034,200
               50,000                 Prince Mineral Holding Corp., 11.5%,
                                      12/15/19 (144A)                                            45,250
                                                                                        ---------------
                                                                                        $     4,439,825
-------------------------------------------------------------------------------------------------------
                                      Gold -- 0.1%
            1,200,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)              $       882,000
-------------------------------------------------------------------------------------------------------
                                      Steel -- 0.7%
            1,950,000                 Cliffs Natural Resources, Inc., 8.25%,
                                      3/31/20 (144A)                                    $     1,769,625
              745,000                 Commercial Metals Co., 4.875%, 5/15/23                    681,675
            1,350,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)            1,198,125
            1,455,000                 Steel Dynamics, Inc., 5.125%, 10/1/21                   1,451,362
            1,760,000                 SunCoke Energy Partners LP, 7.375%,
                                      2/1/20 (144A)                                           1,724,800
                                                                                        ---------------
                                                                                        $     6,825,587
-------------------------------------------------------------------------------------------------------
                                      Forest Products -- 0.1%
            1,460,000                 Millar Western Forest Products, Ltd.,
                                      8.5%, 4/1/21                                      $     1,372,400
-------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.3%
              435,000                 Appvion, Inc., 9.0%, 6/1/20 (144A)                $       239,250
              515,000                 Rayonier AM Products, Inc., 5.5%, 6/1/24 (144A)           436,462
            2,155,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23         1,799,425
                                                                                        ---------------
                                                                                        $     2,475,137
                                                                                        ---------------
                                      Total Materials                                   $    41,493,308
-------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 2.5%
                                      Aerospace & Defense -- 0.7%
            1,280,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)          $     1,228,800
            1,885,000                 DynCorp International, Inc., 10.375%, 7/1/17            1,432,600
            1,615,000                 LMI Aerospace, Inc., 7.375%, 7/15/19                    1,562,512
            1,875,000                 Lockheed Martin Corp., 3.8%, 3/1/45                     1,663,843
              550,000                 Triumph Group, Inc., 5.25%, 6/1/22                        541,750
                                                                                        ---------------
                                                                                         $    6,429,505
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.2%
            1,755,000                 Griffon Corp., 5.25%, 3/1/22                      $     1,711,125
-------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 0.1%
            1,685,000                 MasTec, Inc., 4.875%, 3/15/23                     $     1,470,162
-------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.3%
            1,210,000                 EnerSys, 5.0%, 4/30/23 (144A)                     $     1,182,775
            2,090,000                 General Cable Corp., 5.75%, 10/1/22                     1,917,575
                                                                                        ---------------
                                                                                        $     3,100,350
-------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.3%
              225,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)    $       243,562
            2,505,000                 Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)          2,573,888
                                                                                        ---------------
                                                                                        $     2,817,450
-------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy
                                      Trucks -- 0.1%
              350,000                 Commercial Vehicle Group, Inc., 7.875%, 4/15/19   $       360,500
              645,000                 Meritor, Inc., 6.25%, 2/15/24                             646,612
              555,000                 Titan International, Inc., 6.875%, 10/1/20                490,687
                                                                                        ---------------
                                                                                        $     1,497,799
-------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.5%
            2,250,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)          $     2,013,750
            1,270,000                 EnPro Industries, Inc., 5.875%, 9/15/22                 1,282,700
               63,000                 Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                      (0.0% cash, 11.0% PIK) (144A) (PIK) (e)                    40,320
            1,130,000                 Xerium Technologies, Inc., 8.875%, 6/15/18              1,163,900
                                                                                        ---------------
                                                                                        $     4,500,670
-------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.3%
            2,200,000                 H&E Equipment Services, Inc., 7.0%, 9/1/22        $     2,189,000
               50,000                 TRAC Intermodal LLC, 11.0%, 8/15/19                        54,250
              640,000                 United Rentals North America, Inc.,
                                      5.75%, 11/15/24                                           625,600
                                                                                        ---------------
                                                                                        $     2,868,850
                                                                                        ---------------
                                      Total Capital Goods                               $    24,395,911
-------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 1.1%
                                      Commercial Printing -- 0.3%
            3,455,000                 Cenveo Corp., 6.0%, 8/1/19 (144A)                 $     3,092,225
-------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.1%
              500,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)    $       510,000
-------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 0.5%
            2,580,000                 NANA Development Corp., 9.5%,
                                      3/15/19 (144A)                                    $     2,425,200
            2,005,000                 TMS International Corp., 7.625%,
                                      10/15/21 (144A)                                         1,943,779

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 35

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- (continued)
              635,000                 Transfield Services, Ltd., 8.375%,
                                      5/15/20 (144A)                                    $       669,925
                                                                                        ---------------
                                                                                        $     5,038,904
-------------------------------------------------------------------------------------------------------
                                      Research & Consulting Services -- 0.2%
            2,065,000                 CEB, Inc., 5.625%, 6/15/23 (144A)                 $     2,070,162
                                                                                        ---------------
                                      Total Commercial Services & Supplies              $    10,711,291
-------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.9%
                                      Air Freight & Logistics -- 0.1%
            1,375,000                 XPO Logistics, Inc., 7.875%, 9/1/19 (144A)        $     1,469,531
-------------------------------------------------------------------------------------------------------
                                      Airlines -- 0.5%
            1,960,000                 Gol LuxCo SA, 8.875%, 1/24/22 (144A)              $     1,577,800
            2,960,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                                      2/15/19 (144A)                                          2,760,200
              145,036                 US Airways 2013-1 Class B Pass Through Trust,
                                      5.375%, 11/15/21                                          149,024
                                                                                        ---------------
                                                                                        $     4,487,024
-------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.2%
            1,015,000                 Florida East Coast Holdings Corp., 6.75%,
                                      5/1/19 (144A)                                     $     1,025,150
            1,330,000                 Florida East Coast Holdings Corp., 9.75%,
                                      5/1/20 (144A)                                           1,256,850
                                                                                        ---------------
                                                                                        $     2,282,000
-------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.1%
              760,000                 Jack Cooper Holdings Corp., 9.25%,
                                      6/1/20 (144A)                                     $       697,300
-------------------------------------------------------------------------------------------------------
                                      Airport Services -- 0.0%+
              135,520                 Aeropuertos Argentina 2000 SA, 10.75%,
                                      12/1/20 (144A)                                    $       144,735
                                                                                        ---------------
                                      Total Transportation                              $     9,080,590
-------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.3%
                                      Auto Parts & Equipment -- 0.3%
            2,675,000                 Stackpole International Intermediate, 7.75%,
                                      10/15/21 (144A)                                   $     2,561,312
                                                                                        ---------------
                                      Total Automobiles & Components                    $     2,561,312
-------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 1.5%
                                      Homebuilding -- 1.0%
            2,375,000                 Brookfield Residential Properties, Inc.,
                                      6.375%, 5/15/25 (144A)                            $     2,309,688
            4,305,000                 KB Home, 7.625%, 5/15/23                                4,509,488
               50,000                 KB Home, Inc., 8.0%, 3/15/20                               55,250

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                    Value
-------------------------------------------------------------------------------------------------------
                                      Homebuilding -- (continued)
              950,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)         $       978,500
            1,840,000                 Taylor Morrison Communities, Inc.,
                                      5.875%, 4/15/23                                         1,842,300
              205,000                 The Ryland Group, Inc., 5.375%, 10/1/22                   207,562
                                                                                        ---------------
                                                                                        $     9,902,788
-------------------------------------------------------------------------------------------------------
                                      Textiles -- 0.5%
              500,000                 AVINTIV Specialty Materials, Inc., 6.875%,
                                      6/1/19 (144A)                                     $       510,000
            4,445,000                 Springs Industries, Inc., 6.25%, 6/1/21                 4,422,775
                                                                                        ---------------
                                                                                        $     4,932,775
                                                                                        ---------------
                                      Total Consumer Durables & Apparel                 $    14,835,563
-------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 2.1%
                                      Casinos & Gaming -- 1.1%
            2,835,000                 MGM Resorts International, 6.0%, 3/15/23          $     2,884,612
            4,100,000                 Scientific Games International, Inc.,
                                      10.0%, 12/1/22                                          3,982,125
            3,125,000                 Scientific Games International, Inc.,
                                      6.25%, 9/1/20                                           2,487,359
            1,120,000                 Wynn Macau Ltd., 5.25%, 10/15/21 (144A)                 1,065,400
                                                                                        ---------------
                                                                                        $    10,419,496
-------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.2%
            1,785,000                 Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)          $     1,776,075
-------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.0%+
              100,000                 Cambium Learning Group, Inc., 9.75%, 2/15/17      $       101,000
-------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.8%
            4,390,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)    $     4,192,450
            2,635,000                 Sotheby's, 5.25%, 10/1/22 (144A)                        2,575,712
              855,000                 StoneMor Partners LP, 7.875%, 6/1/21                      889,200
                                                                                        ---------------
                                                                                        $     7,657,362
                                                                                        ---------------
                                      Total Consumer Services                           $    19,953,933
-------------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.7%
                                      Broadcasting -- 0.3%
            1,505,000                 Gannett Co., Inc., 6.375%, 10/15/23               $     1,591,538
            1,060,000                 Univision Communications, Inc., 5.125%,
                                      2/15/25 (144A)                                          1,062,650
                                                                                        ---------------
                                                                                        $     2,654,188
-------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.5%
              165,000                 CCO Holdings LLC, 5.75%, 1/15/24                  $       167,991
            1,440,000                 CCO Holdings LLC, 5.75%, 9/1/23                         1,474,200
            1,625,000                 Comcast Corp., 4.75%, 3/1/44                            1,698,372

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 37

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- (continued)
            1,720,000                 DISH DBS Corp., 5.875%, 11/15/24                  $     1,668,400
                                                                                        ---------------
                                                                                        $     5,008,963
-------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.8%
            2,000,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25    $     1,942,500
            2,650,000                 SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)          2,265,750
            1,900,000                 WMG Acquisition Corp., 5.625%, 4/15/22 (144A)           1,919,000
            1,625,000                 WMG Acquisition Corp., 6.75%, 4/15/22 (144A)            1,568,125
                                                                                        ---------------
                                                                                        $     7,695,375
-------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.1%
            1,000,000                 MPL 2 Acquisition Canco, Inc., 9.875%,
                                      8/15/18 (144A)                                    $     1,052,500
                                                                                        ---------------
                                      Total Media                                       $    16,411,026
-------------------------------------------------------------------------------------------------------
                                      RETAILING -- 1.5%
                                      Department Stores -- 0.3%
            1,550,000                 Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)    $     1,639,125
            1,645,000                 Dollar Tree, Inc., 5.75%, 3/1/23 (144A)                 1,735,475
                                                                                        ---------------
                                                                                        $     3,374,600
-------------------------------------------------------------------------------------------------------
                                      Computer & Electronics Retail -- 0.3%
            1,985,000                 Rent-A-Center, Inc., 4.75%, 5/1/21                $     1,736,875
            1,135,000                 Rent-A-Center, Inc., 6.625%, 11/15/20                   1,122,231
                                                                                        ---------------
                                                                                        $     2,859,106
-------------------------------------------------------------------------------------------------------
                                      Specialty Stores -- 0.5%
            4,150,000                 Outerwall, Inc., 5.875%, 6/15/21                  $     3,952,875
              460,000                 Petco Holdings, Inc., 8.5%, 10/15/17
                                      (8.50% Cash, 9.25% PIK) (144A) (PIK)                      472,362
              250,000                 Radio Systems Corp., 8.375%, 11/1/19 (144A)               264,375
                                                                                        ---------------
                                                                                        $     4,689,612
-------------------------------------------------------------------------------------------------------
                                      Automotive Retail -- 0.4%
            4,130,000                 DriveTime Automotive Group, Inc., 8.0%,
                                      6/1/21 (144A)                                     $     3,880,065
                                                                                        ---------------
                                      Total Retailing                                   $    14,803,383
-------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 0.4%
                                      Food Distributors -- 0.1%
              685,000                 KeHE Distributors LLC, 7.625%, 8/15/21 (144A)     $       724,388
-------------------------------------------------------------------------------------------------------
                                      Food Retail -- 0.3%
              455,000                 Darling Ingredients, Inc., 5.375%, 1/15/22        $       460,688
            2,825,000                 Tops Holding LLC, 8.0%, 6/15/22 (144A)                  2,803,812
                                                                                        ---------------
                                                                                        $     3,264,500
                                                                                        ---------------
                                      Total Food & Staples Retailing                    $     3,988,888
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                    Value
-------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 1.3%
                                      Agricultural Products -- 0.1%
              270,000                 Southern States Cooperative, Inc., 10.0%,
                                      8/15/21 (144A)                                    $       245,700
              550,000                 Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                324,500
                                                                                        ---------------
                                                                                        $       570,200
-------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 0.9%
              214,000                 Chiquita Brands International, Inc.,
                                      7.875%, 2/1/21                                    $       229,515
            1,710,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)               1,735,650
              125,000                 FAGE Dairy Industry SA, 9.875%,
                                      2/1/20 (144A)                                             130,938
              325,000                 JBS Investments GmbH, 7.75%,
                                      10/28/20 (144A)                                           351,000
            1,350,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)            1,380,375
            1,775,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)              1,721,750
            3,375,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)              3,400,312
                                                                                        ---------------
                                                                                        $     8,949,540
-------------------------------------------------------------------------------------------------------
                                      Tobacco -- 0.3%
            3,300,000                 Alliance One International, Inc.,
                                      9.875%, 7/15/21                                   $     2,895,750
                                                                                        ---------------
                                      Total Food, Beverage & Tobacco                    $    12,415,490
-------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                      Household Products -- 0.1%
            1,205,000                 Energizer Holdings, Inc., 5.5%, 6/15/25 (144A)    $     1,177,888
-------------------------------------------------------------------------------------------------------
                                      Personal Products -- 0.4%
              965,256                 Monitronics International, Inc., 9.125%, 4/1/20   $       936,298
            2,400,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21          2,400,000
                                                                                        ---------------
                                                                                        $     3,336,298
                                                                                        ---------------
                                      Total Household & Personal Products               $     4,514,186
-------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                                      Health Care Equipment -- 0.2%
            1,675,000                 Medtronic, Inc., 4.625%, 3/15/45 (144A)           $     1,694,613
-------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.2%
            1,345,000                 Sterigenics-Nordion Holdings LLC, 6.5%,
                                      5/15/23 (144A)                                    $     1,375,262
-------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.3%
            1,555,000                 BioScrip, Inc., 8.875%, 2/15/21                   $     1,282,875
            1,210,000                 ExamWorks Group, Inc., 5.625%, 4/15/23                  1,241,762
              430,000                 Kindred Healthcare, Inc., 8.0%, 1/15/20 (144A)            465,475
               80,000                 Truven Health Analytics, Inc., 10.625%, 6/1/20             83,600
                                                                                        ---------------
                                                                                        $     3,073,712
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 39

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 0.9%
            2,540,000                 CHS, 6.875%, 2/1/22                               $     2,717,800
            1,065,000                 CHS, Inc., 8.0%, 11/15/19                               1,119,570
            3,175,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                3,250,406
            2,085,000                 Universal Hospital Services, Inc.,
                                      7.625%, 8/15/20                                         1,949,475
                                                                                        ---------------
                                                                                        $     9,037,251
-------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.0%+
              100,000                 MedAssets, Inc., 8.0%, 11/15/18                   $       103,125
                                                                                        ---------------
                                      Total Health Care Equipment & Services            $    15,283,963
-------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.9%
                                      Pharmaceuticals -- 0.9%
            1,255,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)          $     1,268,328
            1,260,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                 1,297,800
            2,885,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                        3,000,400
            3,000,000                 Mallinckrodt International Finance SA,
                                      5.5%, 4/15/25 (144A)                                    3,022,500
                                                                                        ---------------
                                                                                        $     8,589,028
                                                                                        ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                     $     8,589,028
-------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.9%
                                      Diversified Banks -- 0.6%
            1,675,000          6.50   Bank of America Corp., Floating Rate
                                      Note, 10/23/49                                    $     1,729,438
            1,950,000          6.25   Bank of America Corp., Floating Rate
                                      Note, 9/29/49                                           1,951,814
            2,100,000          5.88   Wells Fargo & Company, Floating Rate
                                      Note (Perpetual)                                        2,149,875
                                                                                        ---------------
                                                                                        $     5,831,127
-------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 0.3%
            3,325,000                 Provident Funding Associates LP, 6.75%,
                                      6/15/21 (144A)                                    $     3,192,000
                                                                                        ---------------
                                      Total Banks                                       $     9,023,127
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 1.6%
                                      Other Diversified Financial Services -- 0.5%
IDR    23,720,000,000                 European Investment Bank, 7.2%,
                                      7/9/19 (144A)                                     $     1,634,843
            1,375,000                 General Electric Capital Corp., 5.875%, 1/14/38         1,686,523
              540,000          6.75   JPMorgan Chase & Co., Floating Rate
                                      Note, 1/29/49                                             572,062
              325,000                 Summit Midstream Holdings LLC, 7.5%, 7/1/21               339,625
                                                                                        ---------------
                                                                                        $     4,233,053
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.5%
              100,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)     $       111,921
            1,995,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                   1,815,450
            1,915,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                   1,788,131
              455,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                     450,732
              450,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                 461,250
                                                                                        ---------------
                                                                                        $     4,627,484
-------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.1%
            1,290,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)             $     1,025,550
-------------------------------------------------------------------------------------------------------
                                      Asset Management & Custody Banks -- 0.2%
            1,800,000                 JBS Investment Management, Ltd.,
                                      7.25%, 4/3/24                                     $     1,849,500
              400,000          4.50   The Bank of New York Mellon Corp., Floating
                                      Rate Note (Perpetual)                                     370,000
                                                                                        ---------------
                                                                                        $     2,219,500
-------------------------------------------------------------------------------------------------------
                                      Diversified Capital Markets -- 0.3%
            3,300,000                 Quicken Loans, Inc., 5.75%, 5/1/25 (144A)         $     3,192,750
                                                                                        ---------------
                                      Total Diversified Financials                      $    15,298,337
-------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 2.2%
                                      Life & Health Insurance -- 0.0%+
              300,000          5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53 $       306,480
-------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 2.2%
              187,586                 Altair Re, Variable Rate Notes, 6/30/16 (g)       $        31,965
            1,000,000                 Arlington Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 8/31/16 (g)                        1,014,200
              250,000          4.37   Blue Danube II, Ltd., Floating Rate Note,
                                      5/23/16 (Cat Bond) (144A)                                 248,750
              250,000          5.26   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                      (Cat Bond) (144A)                                         245,725
              500,000          6.86   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                      (Cat Bond) (144A)                                         505,800
              700,000                 Carnoustie Segregated Account (Kane SAC
                                      Ltd.), Variable Rate Notes, 2/19/16 (g)                   749,280
              800,000                 Clarendon Segregated Account (Kane SAC
                                      Ltd.), Variable Rate Notes, 6/15/16 (g)                   773,840
              500,000          0.00   Compass Re II, Ltd., Floating Rate Note,
                                      12/8/15 (Cat Bond)                                        478,900
              275,000          5.01   Embarcadero Reinsurance, Ltd., Floating Rate
                                      Note, 2/7/17 (Cat Bond) (144A)                            275,138
            1,141,875                 Exeter Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 1/7/16 (g)                         1,161,401
              550,000          2.21   Golden State Re II, Ltd., Floating Rate Note,
                                      1/8/19 (Cat Bond) (144A)                                  546,700

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 41

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
            1,300,000                 Gullane Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 1/22/17 (g)                  $     1,375,270
              420,500                 Hereford Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 1/7/16 (g)                           435,091
              700,000          3.76   Kilimanjaro Re, Ltd., Floating Rate Note,
                                      11/25/19 (Cat Bond) (144A)                                688,800
            1,000,000                 Lorenzo Re, Ltd., Variable Rate Notes, 3/31/18 (g)      1,031,900
              800,400                 Muirfield Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 1/12/16 (g)                          818,729
              500,000          8.60   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                      Rate Note, 1/5/17 (Cat Bond) (144A)                       504,650
              250,000         11.83   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                      Rate Note, 11/10/16 (Cat Bond) (144A)                     248,850
            1,200,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                      Notes, 2/1/19 (g)                                       1,288,680
            2,000,000                 Pangaea Re, Series 2015-2, Principal at Risk
                                      Notes, 11/30/19 (g)                                     2,031,600
            1,050,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (g)               18,900
              500,000          8.61   Queen Street VII Re, Ltd., Floating Rate Note,
                                      4/8/16 (Cat Bond) (144A)                                  500,650
              600,000          5.76   Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 12/6/16 (Cat Bond) (144A)                      606,960
              500,000          4.51   Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 12/6/16 (Cat Bond) (144A)                      501,250
              250,000         10.01   Residential Reinsurance 2012, Ltd., Floating
                                      Rate Note, 6/6/16 (Cat Bond) (144A)                       259,150
              500,000          3.02   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                      (Cat Bond) (144A)                                         485,000
              250,000          4.02   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                      (Cat Bond) (144A)                                         245,925
            1,400,000                 Sector Re V, Ltd., Variable Rate Notes,
                                      3/1/20 (144A) (g)                                       1,412,740
              700,000                 Silverton RE, Ltd., Variable Rate Notes,
                                      9/18/17 (144A) (g)                                        776,020
              250,000         16.26   Successor X, Ltd., Floating Rate Note,
                                      11/10/15 (Cat Bond) (144A)                                241,600
              825,900                 Troon Segregated Account (Kane SAC Ltd.),
                                      Variable Rate Notes, 1/12/16 (g)                          839,527
              800,000                 Versutus Ltd., Series 2015-A, Variable Rate
                                      Notes, 12/31/2017 (g)                                     854,880
                                                                                        ---------------
                                                                                        $    21,197,871
                                                                                        ---------------
                                      Total Insurance                                   $    21,504,351
-------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.5%
                                      Diversified REIT -- 0.1%
            1,130,000                 MPT Operating Partnership LP, 5.5%, 5/1/24        $     1,163,900
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Specialized REIT -- 0.1%
            1,038,146                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                      (12.0% cash, 0.0% PIK) (PIK)                      $     1,030,360
-------------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Activities -- 0.2%
            1,260,000                 Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)      $     1,285,200
-------------------------------------------------------------------------------------------------------
                                      Real Estate Services -- 0.1%
            1,210,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24              $     1,199,412
                                                                                        ---------------
                                      Total Real Estate                                 $     4,678,872
-------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.8%
                                      Internet Software & Services -- 0.2%
            1,245,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)            $     1,210,762
              325,000                 j2 Global, Inc., 8.0%, 8/1/20                             349,781
                                                                                        ---------------
                                                                                        $     1,560,543
-------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 0.4%
            1,700,000                 Audatex North America, Inc., 6.125%,
                                      11/1/23 (144A)                                    $     1,661,750
              130,000                 First Data Corp., 11.75%, 8/15/21                         147,550
            2,650,000                 NeuStar, Inc., 4.5%, 1/15/23                            2,252,500
                                                                                        ---------------
                                                                                        $     4,061,800
-------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.2%
            1,825,000                 Oracle Corp., 4.125%, 5/15/45                     $     1,723,419
                                                                                        ---------------
                                      Total Software & Services                         $     7,345,762
-------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                      Communications Equipment -- 0.2%
              570,000                 CommScope Holding Co., Inc., 6.625%, 6/1/20
                                      (6.625% Cash, 7.375% PIK) (144A) (PIK)            $       592,800
            1,190,000                 CommScope Technologies Finance LLC, 6.0%,
                                      6/15/25 (144A)                                          1,175,125
                                                                                        ---------------
                                                                                        $     1,767,925
-------------------------------------------------------------------------------------------------------
                                      Electronic Equipment Manufacturers -- 0.1%
            1,150,000                 Zebra Technologies Corp., 7.25%,
                                      10/15/22 (144A)                                   $     1,259,250
                                                                                        ---------------
                                      Total Technology Hardware & Equipment             $     3,027,175
-------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 0.6%
                                      Semiconductor Equipment -- 0.2%
            2,100,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)               $     2,152,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 43

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.4%
              395,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19       $       287,362
            2,600,000                 Advanced Micro Devices, Inc., 7.0%, 7/1/24              1,729,000
              835,000                 Advanced Micro Devices, Inc., 7.5%, 8/15/22               576,150
            1,225,000                 Micron Technology, Inc., 5.5%, 2/1/25 (144A)            1,186,719
                                                                                        ---------------
                                                                                        $     3,779,231
                                                                                        ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                           $     5,931,731
-------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.4%
                                      Integrated Telecommunication Services -- 1.6%
              200,000                 CenturyLink, Inc., 5.8%, 3/15/22                  $       194,250
              700,000                 CenturyLink, Inc., 6.45%, 6/15/21                         714,000
            1,325,000                 CenturyLink, Inc., 6.75%, 12/1/23                       1,328,312
              450,000                 CenturyLink, Inc., 7.6%, 9/15/39                          400,500
            4,200,000                 Frontier Communications Corp.,
                                      7.125%, 1/15/23                                         3,790,500
              157,000                 Frontier Communications Corp., 8.5%, 4/15/20              162,495
              160,000                 Frontier Communications Corp., 8.75%, 4/15/22             158,700
              800,000                 Frontier Communications Corp., 9.25%, 7/1/21              832,000
            1,200,000                 GCI, Inc., 6.75%, 6/1/21                                1,227,000
            3,000,000                 GCI, Inc., 6.875%, 4/15/25                              3,052,500
              770,000                 Windstream Corp., 7.5%, 6/1/22                            633,325
            2,680,000                 Windstream Services LLC, 6.375%, 8/1/23                 2,077,000
              590,000                 Windstream Services LLC, 7.75%, 10/1/21                   498,550
                                                                                        ---------------
                                                                                        $    15,069,132
-------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.8%
              200,000                 Altice Finco SA, 8.125%, 1/15/24 (144A)           $       208,000
            2,455,000                 Sprint Corp., 7.125%, 6/15/24                           2,246,325
            2,000,000                 Sprint Corp., 7.25%, 9/15/21                            1,912,500
            3,000,000                 T-Mobile USA, Inc., 6.0%, 3/1/23                        3,127,500
              215,000                 T-Mobile USA, Inc., 6.5%, 1/15/24                         227,027
              335,000                 T-Mobile USA, Inc., 6.836%, 4/28/23                       358,450
              100,000                 Unison Ground Lease Funding LLC, 5.78%,
                                      3/15/43 (144A)                                             99,861
              100,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                    104,975
                                                                                        ---------------
                                                                                        $     8,284,638
                                                                                        ---------------
                                      Total Telecommunication Services                  $    23,353,770
-------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 1.7%
                                      Electric Utilities -- 0.5%
              865,000                 ContourGlobal Power Holdings SA, 7.125%,
                                      6/1/19 (144A)                                     $       899,600

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Electric Utilities -- (continued)
            2,765,000                 Talen Energy Supply LLC, 5.125%,
                                      7/15/19 (144A)                                    $     2,682,050
              925,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)              906,500
                                                                                        ---------------
                                                                                        $     4,488,150
-------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.3%
              625,000                 Ferrellgas LP, 6.5%, 5/1/21                       $       626,562
            2,305,000                 Ferrellgas LP, 6.75%, 1/15/22                           2,322,288
                                                                                        ---------------
                                                                                        $     2,948,850
-------------------------------------------------------------------------------------------------------
                                      Independent Power Producers & Energy
                                      Traders -- 0.7%
            2,500,000                 AES Corp., 5.5%, 4/15/25                          $     2,393,750
            2,825,000                 NRG Energy, Inc., 6.25%, 5/1/24                         2,775,562
              600,000                 NRG Energy, Inc., 6.25%, 7/15/22                          601,500
              635,000                 NRG Energy, Inc., 6.625%, 3/15/23                         644,525
              825,000                 TerraForm Power Operating LLC, 6.125%,
                                      6/15/25 (144A)                                            827,062
                                                                                        ---------------
                                                                                        $     7,242,399
-------------------------------------------------------------------------------------------------------
                                      Renewable Electricity -- 0.2%
            2,000,000                 TerraForm Power, 9.75%, 8/15/22 (144A)            $     1,975,060
                                                                                        ---------------
                                      Total Utilities                                   $    16,654,459
-------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $392,283,697)                               $   371,327,833
-------------------------------------------------------------------------------------------------------
                                      FOREIGN GOVERNMENT BONDS -- 0.2%
IDR    11,501,000,000                 Indonesia Treasury Bond, 8.375%, 3/15/24          $       837,441
IDR    11,014,000,000                 Indonesia Treasury Bond, 9.0%, 3/15/29                    828,442
-------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $1,905,424)                                 $     1,665,883
-------------------------------------------------------------------------------------------------------
                                      MUNICIPAL BONDS -- 0.8% (h)
                                      Higher Municipal Education -- 0.7%
              900,000                 New Jersey Educational Facilities Authority,
                                      Princeton University Series D, 4.0%, 7/1/45       $       938,178
            5,000,000                 University of Virginia, Green Bond Series A,
                                      5.0%, 4/1/45                                            5,779,050
                                                                                        ---------------
                                                                                        $     6,717,228
-------------------------------------------------------------------------------------------------------
                                      Municipal School District -- 0.1%
              800,000                 Frisco Independent School District, 4.0%,
                                      8/15/40 (i)                                       $       815,904
              500,000                 Frisco Independent School District, 4.0%,
                                      8/15/45 (i)                                               507,930
                                                                                        ---------------
                                                                                        $     1,323,834
-------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $7,985,770)                                 $     8,041,062
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 45

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      SENIOR FLOATING RATE LOAN
                                      INTERESTS -- 0.9%**
                                      ENERGY -- 0.3%
                                      Oil & Gas Drilling -- 0.1%
            1,034,680          7.50   Jonah Energy LLC, Term Loan (Second
                                      Lien), 5/8/21                                     $       946,732
-------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.2%
              856,610          8.38   Fieldwood Energy LLC, Closing Date Loan
                                      (Second Lien), 9/30/20                            $       473,813
            2,955,000          8.50   Templar Energy LLC, New Term Loan, 11/25/20             1,856,724
                                                                                        ---------------
                                                                                        $     2,330,537
                                                                                        ---------------
                                      Total Energy                                      $     3,277,269
-------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.0%+
                                      Diversified Metals & Mining -- 0.0%+
              372,500          3.75   Fortescue Metals Group Ltd., Bank
                                      Loan, 6/30/19                                     $       306,187
                                                                                        ---------------
                                      Total Materials                                   $       306,187
-------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.0%+
                                      Electrical Components & Equipment -- 0.0%+
              229,612          5.25   Pelican Products, Inc., Term Loan (First
                                      Lien), 4/8/20                                     $       230,760
-------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.0%+
               50,532          8.25   Filtration Group Corp., Initial Term Loan
                                      (Second Lien), 11/15/21                           $        50,932
                                                                                        ---------------
                                      Total Capital Goods                               $       281,692
-------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                      Security & Alarm Services -- 0.0%+
               26,232          4.25   Monitronics International, Inc., Term B
                                      Loan, 3/23/18                                     $        26,355
                                                                                        ---------------
                                      Total Commercial Services & Supplies              $        26,355
-------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.0%+
                                      Leisure Products -- 0.0%+
              113,143          3.75   Bombardier Recreational Products, Inc.,
                                      Term B-2 Loan, 1/30/19                            $       113,527
                                                                                        ---------------
                                      Total Consumer Durables & Apparel                 $       113,527
-------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.1%
                                      Broadcasting -- 0.0%+
               58,600          4.00   Univision Communications, Inc., Replacement
                                      First-Lien Term Loan, 3/1/20                      $        58,641
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.1%
              886,500          6.25   McGraw-Hill School Education Holdings llc,
                                      Term B Loan, 12/18/19                             $       893,703
                                                                                        ---------------
                                      Total Media                                       $       952,344
-------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 0.1%
                                      Food Distributors -- 0.1%
              700,000          8.25   Del Monte Foods Consumer Products,Term
                                      Loan (Second Lien), 5/26/21                       $       638,312
                                                                                        ---------------
                                      Total Food & Staples Retailing                    $       638,312
-------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                      Health Care Services -- 0.1%
               67,836          0.00   Ardent Legacy Acquisitions, Inc., Tranche B Term
                                      Loan (First Lien), 7/31/21 (j)                    $        68,260
              182,576          7.50   Ardent Medical Services, Inc., 1st Lien Term
                                      Loan, 5/2/18                                              183,109
               89,103          6.25   BioScrip, Inc., Initial Term B Loan, 7/31/20               88,713
               44,551          6.50   BioScrip, Inc., Term Loan, 7/31/20                         44,357
                                                                                        ---------------
                                                                                        $       384,439
                                                                                        ---------------
                                      Total Health Care Equipment & Services            $       384,439
-------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.0%+
                                      Biotechnology -- 0.0%+
              250,000          7.00   Lantheus Medical Imaging, Inc., Tranche B
                                      Term Loan (First Lien), 6/25/22                   $       247,188
                                                                                        ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                     $       247,188
-------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.0%+
                                      Thrifts & Mortgage Finance -- 0.0%+
              108,016          3.94   Ocwen Financial Corp., Initial Term Loan, 1/15/18 $       107,864
                                                                                        ---------------
                                      Total Banks                                       $       107,864
-------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.2%
                                      Investment Banking & Brokerage -- 0.2%
            2,025,000          8.28   MJ Acquisition Corp., Term Loan (Second
                                      Lien), 4/8/23                                     $     2,036,340
                                                                                        ---------------
                                      Total Diversified Financials                      $     2,036,340
-------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.1%
                                      IT Consulting & Other Services -- 0.1%
              742,500          5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                                      (First Lien), 4/23/21                             $       724,247
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 47

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                      Application Software -- 0.0%+
               95,549          4.25   Vertafore, Inc., Term Loan (2013), 10/3/19        $        95,823
                                                                                        ---------------
                                      Total Software & Services                         $       820,070
-------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $10,726,062)                                $     9,191,587
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                      EXCHANGE TRADED FUNDS -- 1.3%
                                      DIVERSIFIED FINANCIALS -- 1.3%
                                      Asset Management & Custody Banks -- 1.3%
              671,115                 BlackRock MuniVest Fund, Inc.                     $     6,409,148
              463,299                 BlackRock MuniYield Fund, Inc.                          6,476,920
                                                                                        ---------------
                                                                                        $    12,886,068
                                                                                        ---------------
                                      Total Diversified Financials                      $    12,886,068
-------------------------------------------------------------------------------------------------------
                                      TOTAL EXCHANGE TRADED FUNDS
                                      (Cost $12,901,493)                                $    12,886,068
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------
                                      PURCHASED PUT OPTIONS -- 0.1%
               45,092                 SPX @ 2,001.46, 10/16/15                          $     1,041,482
-------------------------------------------------------------------------------------------------------
                                      TOTAL PURCHASED PUT OPTIONS
                                      (Premiums paid $1,894,766)                        $     1,041,482
-------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 94.2%
                                      (Cost $947,882,015) (a)                           $   923,255,656
-------------------------------------------------------------------------------------------------------
                                      WRITTEN PUT OPTIONS -- (0.0)%+
             (45,092)                 SPX @ 1,790.78, 10/16/15                          $      (245,730)
                (349)                 Keurig Green Mountain @ 70.00, 8/21/15                    (80,445)
-------------------------------------------------------------------------------------------------------
                                      TOTAL WRITTEN PUT OPTIONS
                                      (Premiums receive $665,695)                       $      (326,175)
-------------------------------------------------------------------------------------------------------
                                      WRITTEN CALL OPTIONS -- (0.0)%+
                (349)                 Keurig Green Mountain @ 71.00, 8/21/15            $      (230,340)
                (349)                 Keurig Green Mountain @ 73.00, 8/21/15                   (188,460)
-------------------------------------------------------------------------------------------------------
                                      TOTAL WRITTEN CALL OPTIONS
                                      (Premiums receive $317,640)                       $      (418,800)
-------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS & LIABILITIES -- 4.6%                $    44,004,045
-------------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                        $   966,514,726
=======================================================================================================

+    Amount rounds to less than 0.1% or (0.1)%.

*    Non-income producing security.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

(PIK)        Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2015, the value of these securities amounted to $191,206,392 or 19.8% of total net assets.

REIT         Real Estate Investment Trust.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)   Catastrophe or Event Linked Bond. At July 31, 2015, the value of these securities amounted to $6,583,848 or 0.7% of total net assets. See Notes to Financial Statements -- Note 1H.

(Perpetual)  Security with no stated maturity date.

REMICS       Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
             (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At July 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $949,975,787 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                         $ 36,499,318
             Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                          (63,219,449)
                                                                                    ------------
             Net unrealized depreciation                                            $(26,720,131)
                                                                                    ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(f)          Security is in default and is non-income producing.

(g) Structured reinsurance investment. At July 31, 2015, the value of these securities amounted to $14,614,023 or 1.5% of total net assets. See Notes to Financial Statements -- Note 1H.

(h)          Consists of Revenue Bonds unless otherwise indicated.

(i)          Represents a General Obligation bond.

(j)          Rate to be determined.

(k) A portion of this security has been pledged as collateral for options contracts. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             IDR Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the period ended July 31, 2015 aggregated $1,286,043,882, and $1,001,554,693, respectively.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 49

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------
Notional                          Obligation            Credit    Expiration     Premiums       Unrealized
Principal ($)(1)   Counterparty   Entity/Index  Coupon  Rating(2) Date           Paid           Appreciation
-------------------------------------------------------------------------------------------------------------
       2,000,000   Morgan         MBIA          5.00%   A-        12/20/15       $(110,000)     $61,113
                   Stanley        Insurance
                   Capital        Corp.
                   Services LLC

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of July 31, 2015, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                  Level 1           Level 2        Level 3          Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds       $          --     $3,227,797     $         --     $3,227,797
Preferred Stocks
  Transportation
    Air Freight & Logistics                  --         35,927               --         35,927
  All Other Preferred Stocks          2,123,574             --               --      2,123,574
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration
      & Production                           --        170,276               --        170,276
  All Other Convertible
    Preferred Stocks                  2,126,062             --               --      2,126,062
Common Stocks
  Capital Goods
    Industrial Machinery                     --             --               31             31
  Commercial Services
    & Supplies
    Diversified Support Services        213,752             --               --        213,752
  Transportation
    Airlines                          2,728,163      5,971,092               --      8,699,255
  Food & Staples Retailing
    Drug Retail                       3,438,208             --               --      3,438,208

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

--------------------------------------------------------------------------------------------
                                Level 1       Level 2          Level 3          Total
--------------------------------------------------------------------------------------------
 Food, Beverage & Tobacco
   Distillers & Vintners        $ 11,090,117  $            --  $            --  $ 11,090,117
   Packaged Foods & Meats         11,247,612        4,143,905               --    15,391,517
   Tobacco                         7,733,489       13,342,311               --    21,075,800
 Health Care Equipment
   & Services
   Health Care Distributors        5,747,112               --               --     5,747,112
 Pharmaceuticals, Biotechnology
   & Life Sciences
   Biotechnology                   7,817,654               --               --     7,817,654
   Pharmaceuticals                75,174,298       30,448,854               --   105,623,152
 Banks
   Diversified Banks              14,181,812       43,293,383               --    57,475,195
   Regional Banks                  9,419,684               --               --     9,419,684
 Diversified Financials
   Asset Management &
     Custody Banks                33,076,117        1,377,893               --    34,454,010
 Real Estate
   Industrial REIT                 1,007,857        6,321,089               --     7,328,946
   Specialized REIT                7,894,098               --               --     7,894,098
 Software & Services
   Internet Software & Services    9,701,508               --               --     9,701,508
   IT Consulting &
     Other Services                9,337,428               --               --     9,337,428
   Systems Software               12,535,821               --               --    12,535,821
 Technology Hardware
   & Equipment
   Communications Equipment        3,733,010               --               --     3,733,010
   Computer Storage &
     Peripherals                  10,400,990               --               --    10,400,990
   Technology Hardware, Storage
     & Peripherals                 4,051,743        3,793,367               --     7,845,110
 All Other Common Stocks                  --      135,917,422               --   135,917,422
Asset Backed Securities                   --        9,844,868               --     9,844,868
Collateralized Mortgage
   Obligations                            --       16,433,417               --    16,433,417
Corporate Bonds
   Capital Goods
     Industrial Machinery                 --        4,460,350           40,320     4,500,670
   Insurance
    Reinsurance                           --        6,583,848       14,614,023    21,197,871
    All Other Corporate Bonds             --      345,629,292               --   345,629,292
Foreign Government Bonds                  --        1,665,883               --     1,665,883
Municipal Bonds                           --        8,041,062               --     8,041,062
Senior Floating Rate
   Loan Interests                         --        9,191,587               --     9,191,587
Exchange Traded Funds             12,886,068               --               --    12,886,068
Purchased Put Options                     --        1,041,482               --     1,041,482
--------------------------------------------------------------------------------------------
Total                           $257,666,177  $   650,935,105  $    14,654,374  $923,255,656
============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 51

-------------------------------------------------------------------------------
                                Level 1  Level 2        Level 3       Total
-------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation on
  futures contracts             $18,975  $         --   $         --  $ 18,975
Net unrealized appreciation on
  written options                             238,360             --   238,360
Net unrealized appreciation on
  swap contracts                     --        61,113             --    61,113
Net unrealized depreciation on
  forward foreign
  currency contracts                 --          (146)            --      (146)
-------------------------------------------------------------------------------
Total Other
  Financial Instruments         $18,975  $    299,327   $         --  $318,302
===============================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

------------------------------------------------------------------------------------------
                         Convertible
                         Corporate     Preferred    Common      Corporate
                         Bond          Stocks       Stocks      Bond          Total
------------------------------------------------------------------------------------------
Balance as of 7/31/14    $    25,000   $1,446,495   $       --  $ 1,555,050   $ 3,026,545
Realized gain (loss)(1)       (3,750)      (6,689)          --          223       (10,216)
Change in unrealized
  appreciation
  (depreciation)(2)               --      176,300           --     (684,851)     (508,551)
Purchases                         --                        31   13,987,649    13,987,680
Sales                        (21,250)    (169,611)          --   (1,650,223)   (1,841,084)
Transfers in and out of
  Level 3 Categories                   (1,446,495)                1,446,495            --
Transfers in and out to
  Level 3*                        --           --           --           --            --
------------------------------------------------------------------------------------------
Balance as of 7/31/15    $        --   $       --   $       31  $14,654,343   $14,654,374
==========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 7/31/15                                                $(1,332,525.00)
                                                                             --------------

The following is a summary of the fair valuation of certain Portfolio's assets as of July 31, 2015:

--------------------------------------------------------------------------------------------
                                            Level 1       Level 2       Level 3   Total
--------------------------------------------------------------------------------------------
Assets:
Futures collateral                          $     --      $5,495,500    $--       $5,495,500
Options collateral                                --       2,443,000     --        2,443,000
Options collateral received from broker           --         778,983     --          778,983
Variation margin for futures contracts        84,792              --     --           84,792
--------------------------------------------------------------------------------------------
Total                                       $ 84,792      $8,717,483    $--       $8,802,275
============================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Statement of Assets and Liabilities | 7/31/15

ASSETS:
  Investment in securities (cost $947,882,015)                            $  923,255,656
  Cash                                                                        33,287,698
  Foreign Currencies (cost $1,628,630)                                         1,629,490
  Futures collateral                                                           5,495,500
  Options collateral                                                           2,443,000
  Options collateral received from broker                                        778,983
  Receivables --
     Investment securities sold                                                5,700,206
     Fund shares sold                                                          5,289,193
     Dividends                                                                 1,048,617
     Interest                                                                  6,854,293
     Due from Pioneer Investment Management, Inc.                                124,593
     Variation margin for futures contracts                                       84,792
  Net unrealized appreciation on futures contracts                                18,975
  Net unrealized appreciation on swap contracts                                   61,113
  Prepaid Expenses                                                                61,301
-----------------------------------------------------------------------------------------
        Total assets                                                      $  986,133,410
=========================================================================================
LIABILITIES:
  Credit default swaps, premiums paid                                     $      110,000
  Payables --
     Investment securities purchased                                          16,144,388
     Fund shares repurchased                                                   2,272,765
     Dividends                                                                    43,886
     Trustee fees                                                                  3,731
  Net unrealized depreciation on forward foreign currency contracts                  146
  Due to affiliates                                                              155,224
  Accrued expenses                                                               143,569
  Written options (premiums received $983,335)                                   744,975
-----------------------------------------------------------------------------------------
         Total liabilities                                                $   19,618,684
=========================================================================================
NET ASSETS:
  Paid-in capital                                                         $1,011,633,276
  Undistributed net investment income                                          4,227,839
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                      (25,009,123)
  Net unrealized depreciation on investments                                 (24,626,359)
  Net unrealized appreciation on futures contracts                                18,975
  Net unrealized appreciation on swap contracts                                   61,113
  Net unrealized appreciation on written option contracts                        238,360
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies              (29,355)
-----------------------------------------------------------------------------------------
        Total net assets                                                  $  966,514,726
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $266,898,878/23,933,966 shares)                       $        11.15
  Class C (based on $353,686,400/31,812,453 shares)                       $        11.12
  Class K (based on $37,935,226/3,401,056 shares)                         $        11.15
  Class R (based on $456,016/40,716 shares)                               $        11.20
  Class Y (based on $307,538,206/27,616,023 shares)                       $        11.14
MAXIMUM OFFERING PRICE:
  Class A ($11.15 / 95.5%)                                                $        11.68
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 53

Statement of Operations
For the Year Ended 7/31/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $80,359)               $ 26,084,412
   Dividends (net of foreign taxes withheld of $992,407)               27,872,105
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $ 53,956,517
--------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $ 4,319,827
   Transfer agent fees
     Class A                                                               50,179
     Class C                                                               27,004
     Class Y                                                                8,553
   Distribution fees
     Class A                                                              601,574
     Class C                                                            3,052,123
     Class R                                                                   96
   Shareholder communication expense                                      745,953
   Administrative reimbursement                                           254,405
   Custodian fees                                                         166,189
   Registration fees                                                      152,842
   Professional fees                                                       92,739
   Printing expense                                                        54,402
   Fees and expenses of nonaffiliated Trustees                             31,933
   Miscellaneous                                                          138,090
--------------------------------------------------------------------------------------------------
     Total operating expenses                                                        $  9,695,909
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (432,186)
--------------------------------------------------------------------------------------------------
     Net operating expenses                                                          $  9,263,723
--------------------------------------------------------------------------------------------------
            Net investment income                                                    $ 44,692,794
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS, WRITTEN OPTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                     $(16,386,941)
     Futures contracts                                                 (8,018,520)
     Swap contracts                                                     4,846,097
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (1,070,129)   $(20,629,493)
--------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $(39,496,319)
     Futures contracts                                                   (304,384)
     Written Option                                                       238,360
     Swap contracts                                                      (120,268)
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                (294,910)   $(39,977,521)
--------------------------------------------------------------------------------------------------
   Net loss on investments, futures contracts, swap contracts
     and foreign currency transactions                                               $(60,607,014)
--------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                              $(15,914,220)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 7/31/15            7/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $  44,692,794      $  22,351,386
Net realized loss on investments, futures contracts,
   swap contracts and foreign currency transactions                (20,629,493)        (2,121,104)
Change in net unrealized appreciation (depreciation) on
   investments, futures contracts, option contracts, swap
   contracts, and foreign currency transactions                    (39,977,521)        14,666,344
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $ (15,914,220)     $  34,896,626
==================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.66 and $0.62 per share, respectively)             $ (13,714,853)     $  (6,109,178)
   Class C ($0.56 and $0.52 per share, respectively)               (14,917,936)        (4,936,682)
   Class K ($0.48 and $0.00 per share, respectively)                  (499,383)                --
   Class R ($0.43 and $0.00 per share, respectively)                      (882)                --
   Class Y ($0.68 and $0.65 per share, respectively)               (18,374,823)        (6,520,657)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $ (47,507,877)     $ (17,566,517)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $ 619,264,135      $ 700,789,233
Reinvestment of distributions                                       46,599,296         17,101,658
Cost of shares repurchased                                        (385,902,803)      (102,074,592)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $ 279,960,628      $ 615,816,299
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $ 216,538,531      $ 633,146,408
NET ASSETS:
Beginning of year                                                $ 749,976,195      $ 116,829,787
--------------------------------------------------------------------------------------------------
End of year                                                      $ 966,514,726      $ 749,976,195
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   4,227,839      $   5,044,300
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 55

------------------------------------------------------------------------------------------------
                                 '15 Shares      '15 Amount        '14 Shares   '14 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        15,185,837    $ 175,230,678     17,494,130   $   205,342,178
Reinvestment of distributions       1,152,400       13,134,497        496,300         5,852,109
Less shares repurchased           (10,534,463)    (120,092,929)    (4,311,532)      (50,401,779)
------------------------------------------------------------------------------------------------
      Net increase                  5,803,774    $  68,272,246     13,678,898   $   160,792,508
================================================================================================
Class C
Shares sold                        16,115,144    $ 185,166,940     18,657,545   $   218,747,591
Reinvestment of distributions       1,291,986       14,666,404        407,291         4,804,556
Less shares repurchased            (6,135,870)     (69,536,580)    (1,700,748)      (19,586,446)
------------------------------------------------------------------------------------------------
      Net increase                 11,271,260    $ 130,296,764     17,364,088   $   203,965,701
================================================================================================
Class K*
Shares sold                         3,358,223    $  38,969,021             --   $            --
Reinvestment of distributions          43,703          494,440             --                --
Less shares repurchased                  (870)          (9,991)            --                --
------------------------------------------------------------------------------------------------
      Net increase                  3,401,056    $  39,453,470             --   $            --
================================================================================================
Class R*
Shares sold                            40,700    $     455,831             --   $            --
Reinvestment of distributions              16              182             --                --
Less shares repurchased                    --               --             --                --
------------------------------------------------------------------------------------------------
      Net increase                     40,716    $     456,013             --   $            --
================================================================================================
Class Y
Shares sold                        19,066,332    $ 219,441,665     23,500,058   $   276,699,464
Reinvestment of distributions       1,607,246       18,303,773        544,431         6,444,993
Less shares repurchased           (17,270,776)    (196,263,303)    (2,769,499)      (32,086,367)
------------------------------------------------------------------------------------------------
      Net increase                  3,402,802    $  41,482,135     21,274,990   $   251,058,090
================================================================================================

* Class K and Class R shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year          Year
                                                                      Ended          Ended         Ended        12/22/11
                                                                      7/31/15        7/31/14       7/31/13      to 7/31/12
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  11.94       $  11.07      $ 10.61      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.60       $   0.69      $  0.61      $  0.36
   Net realized and unrealized gain (loss) on investments                (0.73)          0.80         0.78         0.53
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  (0.13)      $   1.49      $  1.39      $  0.89
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.66)      $  (0.62)     $ (0.73)     $ (0.28)
   Net realized gain                                                        --             --        (0.20)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.66)      $  (0.62)     $ (0.93)     $ (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.79)      $   0.87      $  0.46      $  0.61
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.15       $  11.94      $ 11.07      $ 10.61
===============================================================================================================================
Total return*                                                            (1.10)%        13.77%       13.52%        8.91%***
Ratio of net expenses to average net assets                               0.85%          0.85%        0.85%        0.85%**
Ratio of net investment income (loss) to average net assets               5.38%          6.62%        6.19%        5.99%**
Portfolio turnover rate                                                    120%            99%         119%          42%***
Net assets, end of period (in thousands)                              $266,899       $216,565      $49,263      $ 6,545
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   0.95%          1.00%        1.37%        2.51%**
   Net investment income (loss) to average net assets                     5.28%          6.47%        5.67%        4.33%**
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 57

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year          Year
                                                                      Ended          Ended         Ended        12/22/11
                                                                      7/31/15        7/31/14       7/31/13      to 7/31/12
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  11.91       $  11.04      $ 10.60      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.51       $   0.57      $  0.52      $  0.32
   Net realized and unrealized gain (loss) on investments                (0.74)          0.82         0.75         0.52
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  (0.23)      $   1.39      $  1.27      $  0.84
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.56)      $  (0.52)     $ (0.63)     $ (0.24)
   Net realized gain                                                        --             --        (0.20)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.56)      $  (0.52)     $ (0.83)     $ (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.79)      $   0.87      $  0.44      $  0.60
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.12       $  11.91      $ 11.04      $ 10.60
===============================================================================================================================
Total return*                                                            (1.89)%        12.84%       12.39%        8.45%***
Ratio of net expenses to average net assets                               1.69%          1.72%        1.71%        1.67%**
Ratio of net investment income (loss) to average net assets               4.59%          5.73%        5.24%        5.17%**
Portfolio turnover rate                                                    120%            99%         119%          42%***
Net assets, end of period (in thousands)                              $353,686       $244,574      $35,074      $ 5,831
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   1.69%          1.72%        2.13%        3.26%**
   Net investment income (loss) to average net assets                     4.59%          5.73%        4.81%        3.58%**
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

--------------------------------------------------------------------------------
                                                                  12/1/14
                                                                  to 7/31/15
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $ 11.50
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.50
  Net realized and unrealized gain (loss) on investments            (0.37)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.13
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                           $ (0.48)
  Net realized gain                                                    --
--------------------------------------------------------------------------------
Total distributions                                               $ (0.48)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.35)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.15
================================================================================
Total return*                                                        1.13%***
Ratio of net expenses to average net assets                          0.63%**
Ratio of net investment income (loss) to average net assets          5.63%**
Portfolio turnover rate                                               120%**
Net assets, end of period (in thousands)                          $37,935
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 59

--------------------------------------------------------------------------------
                                                                  12/1/14
                                                                  to 7/31/15
--------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $ 11.50
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.43
  Net realized and unrealized gain (loss) on investments            (0.30)
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.13
--------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                           $ (0.43)
  Net realized gain                                                    --
--------------------------------------------------------------------------------
Total distributions                                               $ (0.43)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.30)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $ 11.20
================================================================================
Total return*                                                        1.16%***
Ratio of net expenses to average net assets                          1.40%**
Ratio of net investment income (loss) to average net assets          4.20%**
Portfolio turnover rate                                               120%**
Net assets, end of period (in thousands)                          $   456
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year          Year
                                                                      Ended          Ended         Ended        12/22/11
                                                                      7/31/15        7/31/14       7/31/13      to 7/31/12
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $  11.93       $  11.06      $ 10.62      $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.63       $   0.68      $  0.63      $  0.39
   Net realized and unrealized gain (loss) on investments                (0.74)          0.84         0.76         0.51
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  (0.11)      $   1.52      $  1.39      $  0.90
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.68)      $  (0.65)     $ (0.75)     $ (0.28)
   Net realized gain                                                        --             --        (0.20)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (0.68)      $  (0.65)     $ (0.95)     $ (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.79)      $   0.87      $  0.44      $  0.62
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  11.14       $  11.93      $ 11.06      $ 10.62
===============================================================================================================================
Total return*                                                            (0.89)%        14.01%       13.53%        9.10%***
Ratio of net expenses to average net assets                               0.65%          0.65%        0.65%        0.65%**
Ratio of net investment income (loss) to average net assets               5.58%          6.58%        6.23%        6.16%**
Portfolio turnover rate                                                    120%            99%         119%          42%***
Net assets, end of period (in thousands)                              $307,538       $288,838      $32,492      $ 5,418
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   0.71%          0.71%        1.10%        2.25%**
   Net investment income (loss) to average net assets                     5.52%          6.52%        5.79%        4.56%**
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 61

Notes to Financial Statements | 7/31/15

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class A, Class C and Class Y shares commenced operations on December 22, 2011. Class K and Class R shares commenced operations on December 1, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.


The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 63

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At July 31, 2015, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers or using a third party insurance industry pricing model) representing less than 0.0% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2015, the Fund reclassified $1,998,622 to increase undistributed net investment income and $1,998,622 to increase accumulated net realized loss on investments, foreign currency transactions, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 65

     At July 31, 2015, the Fund was permitted to carry forward indefinitely $23,820,576 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the year ended July 31, 2015 and July 31, 2014 was as follows:

     ---------------------------------------------------------------------------
                                                              2015         2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $47,507,877  $17,566,517
     ---------------------------------------------------------------------------
          Total                                        $47,507,877  $17,566,517
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distribution paid from:
     Undistributed ordinary income                                 $  5,314,120
     Capital loss carryforward                                      (23,820,576)
     Current year dividend payable                                      (43,886)
     Unrealized depreciation                                        (26,568,208)
     ---------------------------------------------------------------------------
          Total                                                    $(45,118,550)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortizing, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $282,446 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2015.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

     Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 67 loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2015 was $5,495,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2015 was ($57,301,969).

     At July 31, 2015, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------
                              Number of                                         Unrealized
                              Contracts        Settlement                       Appreciation/
     Type                     Long/(Short)     Month/Year           Value       Depreciation
     ----------------------------------------------------------------------------------------
     F/C JPN YEN               289             9/15          $ 29,143,844       $ (35,469)
     F/C EURO STOXX 50        (250)            9/15            (9,872,013)          8,231
     F/C S&P500 EMINI         (800)            9/15           (83,936,000)       (249,637)
     F/C EURO FX              (214)            9/15           (29,347,425)        295,850
     ----------------------------------------------------------------------------------------
                                                             $(94,011,594)      $  18,975
     ========================================================================================

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

J.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At July 31, 2015, the Fund had no outstanding repurchase agreements.

K.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 69 buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at July 31, 2015 are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended July 31, 2015 was ($43,142).

L.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The average value of total return swap contracts open during the year ended July 31, 2015 was $411,782. At July 31, 2015, the Fund had no open total return swap contracts.

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the year ended July 31, 2015 was ($117,534). Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     The Fund held two written put option contracts that were open at July 31, 2015. If the put options were exercised at July 31, 2015, the maximum amount the Fund would have been required to pay was $665,695.

     The Fund held two written call option contracts that were open at July 31, 2015. If the put options were exercised at July 31, 2015, the maximum amount the Fund would have been required to pay was $317,640.

     ---------------------------------------------------------------------------
                                                     Number of
                                                     Contracts     Premium Paid
     ---------------------------------------------------------------------------
     Options open at beginning of period                    --       $       --
     Options opened                                    (46,139)        (983,335)
     Options exercised                                      --               --
     Options closed                                         --               --
     Options expired                                        --               --
     ---------------------------------------------------------------------------
     Options open at end of period                     (46,139)      $ (983,335)
     ===========================================================================

N.   Purchased Options

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 71 depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the year ended July 31, 2015 was $262,876. Purchased option contracts outstanding at period end are listed within the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,541 in management fees, administrative costs and certain other reimbursements payable from PIM at July 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2015, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------------
Shareholder Communications:
---------------------------------------------------------------------------------
Class A                                                                  $187,036
Class C                                                                   231,001
Class R                                                                        55
Class Y                                                                   327,861
---------------------------------------------------------------------------------
  Total                                                                  $745,953
=================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $104,697 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class R shares. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,986 in distribution fees payable to PFD at July 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2015, CDSC's in the amount of $75,541 were paid to PFD.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 73

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended July 31, 2015 was ($1,517,280).

As of July 31, 2015, open forward foreign currency contracts were as follows:

----------------------------------------------------------------------------------------------
                             Quantity/
                             Shares
                             Purchased/
Currency                     (Sold)                    Settlement   US $ Value   Unrealized
Description    Counterparty  to Deliver  Book Value    Date         at 7/31/15   Depreciation
----------------------------------------------------------------------------------------------
AUD
  (Australian  Bank of
  Dollar)      New York      (118,035)   $(86,060)     8/4/15       $(86,206)    $(146)

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended July 31, 2015, the average daily amount of borrowings outstanding during the period was $206,575. The related weighted average annualized interest rate for the period was 0.97% and the total interest expense on such borrowings was $3,301, which is included in miscellaneous expense, located on the Statement of Operations. As of July 31, 2015, there were no borrowings outstanding.

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2015 were as follows:

------------------------------------------------------------------------------------------------
Derivatives Not              Asset Derivatives                  Liabilities Derivatives
Accounted for as             -------------------------------------------------------------------
Hedging Instruments          Statement of                       Statement of
Under Accounting             Assets and                         Assets and
Standards Codification       Liabilities                        Liabilities
(ASC) 815                    Location              Value        Location               Value
------------------------------------------------------------------------------------------------
Forward Foreign              Net unrealized                     Net unrealized
 currency contracts          appreciation on                    depreciation on
                             forward foreign                    forward foreign
                             currency contracts    $    --      currency contracts     $    (146)
Swap contracts               Net unrealized                     Net unrealized
                             appreciation on                    depreciation on
                             swap contracts        $61,113      swap contracts         $      --
Futures contracts            Net unrealized                     Net unrealized
                             appreciation on                    depreciation on
                             futures contracts     $18,975      futures contracts      $      --
Written options              Written options       $    --      Written options        $ 744,975
------------------------------------------------------------------------------------------------
 Total                                             $80,088                             $ 745,121
================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                                   Unrealized
Accounted for as                                                  Realized        Appreciation or
Hedging Instruments                                               Gain or (Loss)  (Depreciation)
Under Accounting          Location of Gain or (Loss)              on Derivatives  on Derivatives
Standards Codification    on Derivatives Recognized               Recognized      Recognized
(ASC) 815                 in Income                               in Income       in Income
-------------------------------------------------------------------------------------------------
Forward foreign           Net realized gain (loss) on forward
 currency contracts       foreign currency contracts              $ 546,346
Forward foreign           Change in unrealized appreciation
 currency contracts       (depreciation) on forward foreign
                          currency contracts                                      $(323,145)
Futures contracts         Net realized gain (loss) on
                          futures contracts                       $(8,018,520)
Futures contracts         Change in net unrealized appreciation
                          (depreciation) on futures contracts                     $(304,384)
Swap contracts            Net realized gain (loss) on
                          swap contracts                          $ 4,846,097
Swap contracts            Change in net unrealized appreciation
                          (depreciation) on swap contracts                        $(120,268)
Written options           Net realized gain (loss) on
                          written options                         $         --
Written options           Change in net unrealized appreciation
                          (depreciation) on written options                       $ 238,360
================================================================================================

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 75

9. Bridge Loan Commitments

As of July 31, 2015, the Portfolio had five bridge loan commitments of $17,959,348, which could be extended at the option of the borrower, pursuant to the following loan agreements:

-----------------------------------------------------------------------------------
                                                                         Unrealized
Loan                          Principal         Cost           Value   Appreciation
-----------------------------------------------------------------------------------
Charter Communications
Operating Co.                2,724,348    $ 2,724,348    $ 2,724,348   $         --
Builders FirstSource, Inc.   4,485,000      4,485,000      4,485,000             --
Alliant Holdings I, L.P.     3,610,000      3,610,000      3,610,000             --
Rite Aid Corporation         4,185,000      4,185,000      4,185,000             --
Templar Energy LLC           2,955,000      2,955,000      2,955,000             --
-----------------------------------------------------------------------------------
Total                                     $17,959,348    $17,959,348   $         --
-----------------------------------------------------------------------------------

10. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2015.

--------------------------------------------------------------------------------------------------
Assets:
                               Gross
                               Amounts       Net                 Gross Amounts Not Offset
                               Offset        Amounts of            in the Statement of
                               in the        Assets              Assets and Liabilities
                 Gross         Statement     Presented in    ------------------------------
                 Amounts of    of Assets     the Statement                    Cash
                 Recognized    and           of Assets and   Financial        Collateral   Net
Description      Assets        Liabilities   Liabilities     Instruments      Received*    Amount
--------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts       $    --       $    --       $    --         $    --          $    --      $    --
Swap contracts    61,113            --        61,113              --               --       61,113
Written options       --            --            --              --               --           --
--------------------------------------------------------------------------------------------------
                 $61,113       $    --       $61,113         $    --          $    --      $61,113
==================================================================================================

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

----------------------------------------------------------------------------------------------------
Liabilities:
                               Gross
                               Amounts       Net                 Gross Amounts Not Offset
                               Offset        Amounts of            in the Statement of
                               in the        Liabilities         Assets and Liabilities
                 Gross         Statement     Presented in    ------------------------------
                 Amounts of    of Assets     the Statement                    Cash
                 Recognized    and           of Assets and   Financial        Collateral   Net
Description      Liabilities   Liabilities   Liabilities     Instruments      Pledged*     Amount
----------------------------------------------------------------------------------------------------
Forward foreign
 currency
 contracts       $    146      $     --      $    146        $     --         $     --     $    146
Swap
 contracts             --            --            --              --               --           --
Written
 options          744,975            --       744,975              --          744,975           --
----------------------------------------------------------------------------------------------------
                 $745,121      $     --      $745,121        $     --         $744,975     $    146
====================================================================================================

* The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the "Fund"), one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended July 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund as of July 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 24, 2015

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 20.94%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 39.41%.

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 79

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                       Other Directorships
Held with the Trust      Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)     Trustee since 2011.  Private investor (2004-2008 and 2013-present);      Director, Broadridge Financial
Chairman of the Board    Serves until a       Chairman (2008 - 2013) and Chief Executive Officer  Solutions Inc. (investor
and Trustee              successor trustee    (2008 - 2012), Quadriserv, Inc. (technology         communications and, securities
                         is elected or        products for securities lending industry); and      processing provider for
                         earlier retirement   Senior Executive Vice President, The Bank of New    financial services industry)
                         or removal.          York (financial and securities services) (1986 -    (2009 - present); Director,
                                              2004)                                               Quadriserv, Inc. (2005 -
                                                                                                  2013); and Commissioner, New
                                                                                                  Jersey State Civil Service
                                                                                                  Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)       Trustee since 2011.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                  Serves until a       (corporate advisory services company) (1997 - 2004  Trust (publicly traded mortgage
                         successor trustee    and 2008 - present); Interim Chief Executive        REIT) (2004 - 2009, 2012 -
                         is elected or        Officer, Oxford Analytica, Inc. (privately-held     present); Director of The
                         earlier retirement   research and consulting company) (2010); Executive  Swiss Helvetia Fund, Inc.
                         or removal.          Vice President and Chief Financial Officer, I-trax, (closed-end fund) (2010 -
                                              Inc. (publicly traded health care services          present); Director of Oxford
                                              company) (2004 - 2007); Executive Vice President    Analytica, Inc. (2008 -
                                              and Chief Financial Officer, Pedestal Inc.          present); and Director of
                                              (internet-based mortgage trading company) (2000 -   Enterprise Community
                                              2002); Private Consultant (1995 - 1997); Managing   Investment, Inc.
                                              Director, Lehman Brothers (1992 -1995); and         (privately-held affordable
                                              Executive, The World Bank (1979 - 1992)             housing finance company) (1985
                                                                                                  - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee since 2011.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
(70) Trustee             Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                         successor trustee                                                        Mellon Institutional Funds
                         is elected or                                                            Master Portfolio (over saw 17
                         earlier retirement                                                       portfolios in fund complex)
                         or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 81

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                         Other Directorships
Held with the Trust       Length of Service    Principal Occupation                                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham      Trustee since 2011.  Founding Director, Vice President and Corporate       None
(68) Trustee              Serves until a       Secretary, The Winthrop Group, Inc. (consulting firm)
                          successor trustee    (1982 - present); Desautels Faculty of Management,
                          is elected or        McGill University (1999 - present); and Manager of
                          earlier retirement   Research Operations and Organizational Learning,
                          or removal.          Xerox PARC, Xerox's advance research center (1990 -
                                               1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)  Trustee since 2011.  President and Chief Executive Officer, Newbury, Piret Director of New America
Trustee                   Serves until a       & Company, Inc. (investment banking firm) (1981 -     High Income Fund, Inc.
                          successor trustee    present)                                              (closed-end investment
                          is elected or                                                              company) (2004 - present);
                          earlier retirement                                                         and member, Board of
                          or removal.                                                                Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)    Trustee since 2014.  Consultant (investment company services) (2012 -      None
Trustee                   Serves until a       present); Executive Vice President, BNY Mellon
                          successor trustee    (financial and investment company services) (1969
                          is elected or        - 2012); Director, BNY International Financing Corp.
                          earlier retirement   (financial services) (2002 - 2012); and Director,
                          or removal.          Mellon Overseas Investment Corp. (financial services)
                                               (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                           Other Directorships
Position Held with the Fund Length of Service      Principal Occupation                                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*     Trustee since 2014.    Director and Executive Vice President (since 2008)    None
Trustee                     Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                            successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                            elected or earlier     2008); Executive Vice President of Pioneer
                            retirement or          Institutional Asset Management, Inc. (since 2009);
                            removal.               Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 83

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Trust Length of Service   Principal Occupation                                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**   Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds (health care  None
                             since 2014.         workers union pension Funds) (2001 - present); Vice
                                                 President - International Investments Group, American
                                                 International Group, Inc. (insurance company) (1993 -
                                                 2001); Vice President, Corporate Finance and Treasury
                                                 Group, Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                                                 Vice President - Asset/Liability Management Group,
                                                 Federal Farm Funding Corp. (government-sponsored Issuer
                                                 of debt securities) (1988 - 1990); Mortgage Strategies
                                                 Group, Shearson Lehman Hutton, Inc. (investment bank)
                                                 (1987 - 1988); and Mortgage Securities Group, Drexel
                                                 Burnham Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak in a non-voting Advisory Trustee.

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                               Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)           Since 2014. Serves at   Chair, Director, CEO and President of Pioneer            None
President and Chief          the discretion of the   Investment Management-USA (since September 2014); Chair,
Executive Officer            Board.                  Director, CEO and President of Pioneer Investment
                                                     Management, Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Pioneer Funds
                                                     Distributor, Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Pioneer Institutional
                                                     Asset Management, Inc. (since September 2014); and
                                                     Chair, Director, and CEO of Pioneer Investment
                                                     Management Shareholder Services, Inc. (since September
                                                     2014); Managing Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of Institutional
                                                     Business, CEO of International, Eaton Vance Management
                                                     (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)   Since 2011. Serves at   Vice President and Associate General Counsel of Pioneer  None
Secretary and Chief Legal    the discretion of the   since January 2008; Secretary and Chief Legal Officer of
Officer                      Board.                  all of the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from September
                                                     2003 to May 2010; and Vice President and Senior Counsel
                                                     of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)       Since 2011. Serves at   Fund Governance Director of Pioneer since December 2006  None
Assistant Secretary          the discretion of the   and Assistant Secretary of all the Pioneer Funds since
                             Board.                  June 2010; Manager - Fund Governance of Pioneer from
                                                     December 2003 to November 2006; and Senior Paralegal of
                                                     Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52) Assistant  Since 2011. Serves at   Senior Counsel of Pioneer since May 2013 and Assistant   None
Secretary                    the discretion of the   Secretary of all the Pioneer Funds since June 2010; and
                             Board.                  Counsel of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)         Since 2011. Serves at   Vice President - Fund Treasury of Pioneer; Treasurer of  None
Treasurer and Chief          the discretion of the   all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                  Treasurer of Pioneer from March 2004 to February 2008;
Officer                                              and Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 85

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position Held  Term of Office and                                                               Other Directorships
with the Fund                Length of Service       Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2011. Serves at   Director - Fund Treasury of Pioneer; and Assistant       None
Assistant Treasurer          the discretion of the   Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2011. Serves at   Fund Accounting Manager - Fund Treasury of Pioneer;      None
Assistant Treasurer          the discretion of the   and Assistant Treasurer of all of the Pioneer Funds
                             Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)        Since 2011. Serves at   Fund Administration Manager - Fund Treasury of Pioneer   None
Assistant Treasurer          the discretion of the   since November 2008; Assistant Treasurer of all of the
                             Board.                  Pioneer Funds since January 2009; and Client Service
                                                     Manager - Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62) Chief   Since 2011. Serves at   Chief Compliance Officer of Pioneer and of all the       None
Compliance Officer           the discretion of the   Pioneer Funds since March 2010; Chief Compliance
                             Board.                  Officer of Pioneer Institutional Asset Management,
                                                     Inc. since January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July 2012:
                                                     Director of Adviser and Portfolio Compliance at
                                                     Pioneer since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers, Inc. from
                                                     October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)         Since 2011. Serves at   Director - Transfer Agency Compliance of Pioneer and     None
Anti-Money Laundering        the discretion of the   Anti-Money Laundering Officer of all the Pioneer Funds
Officer                      Board.                  since 2006
------------------------------------------------------------------------------------------------------------------------------------

86 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 87

                           This page for your notes.

88 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 89

                           This page for your notes.

90 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15 91

                           This page for your notes.

92 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25962-03-0915

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $130,877 payable to Deloitte & Touche LLP for the year ended
July 31, 2015 and $118,330 for the year ended July 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no fees for audit-related or other services provided to the Trust during the fiscal years ended
July 31, 2015 and 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $24,600
payable to Deloitte & Touche LLP for the year ended
July 31, 2015 and $21,300 for the year ended July 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no fees for audit-related or other services provided to the Trust during the fiscal years ended
July 31, 2015 and 2014.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $24,600 payable to Deloitte & Touche LLP for the year ended
July 31, 2015 and $21,300  for the year ended July 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 29, 2015

* Print the name and title of each signing officer under his or her signature.